EXHIBIT 10.4

[Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                 ADDENDUM TO DATA PROCESSING SERVICES AGREEMENT

         THIS ADDENDUM,, to the Data Processing Services Agreement (the "Agreement") dated May 8, 1992 is made as of this 30th day of May 1995, by and between the undersigned parties, does hereby alter, amend, and modify the Agreement and supersedes and takes precedence over any conflicting provisions contained in the Agreement.

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows

         Section 2 (d) of the Agreement is deleted in its entirety and is hereby replaced with the following:

         "d. Terms of Payment. Customer shall pay the Minimum Monthly Fee on the first day of the month in which the Services are to be performed. Any other amounts due hereunder shall be paid within thirty (30) days of invoice, unless otherwise provided herein. To effect the payment, Customer hereby authorizes M&I to initiate debit entries from and, if necessary, initiate credit entries and adjustments to Customer's account at the depository designated in the ACH Authorization Agreement. Debit entries for the Minimum Monthly Fee will be made on the first day of each month for which Services will be rendered under the Agreement. In the event that a payment day is a nonbusiness day, entries will be made on the first preceding business day. Customer shall authorize, on the attached ACH Authorization Agreement, debits from and credits to its account for payment for Services received under the Agreement. The Customer shall also pay any collection fees and reasonable attorneys' fees incurred by M&I in collecting payment of the charges and any other amounts for which Customer is liable under the terms and conditions of this Agreement."

         All terms and conditions set forth in the underlying Agreement shall remain in full force and effect under this Amendment.

         IN WITNESS WHEREOF, the undersigned parties have duly executed this Addendum in a manner appropriate to each.


                                   M&I DATA SERVICES, A DIVISION OF THE
                                   MARSHALL & ILSLEY CORPORATION
                                   ("M&I")
                                   4900 West Brown Deer Road
                                   Brown Deer, WI 53223-0528

                                   By: /s/ Patrick C. Foy
                                       -----------------------------------------
                                   Name: Patrick C. Foy
                                   Title: President, Outsourcing Business Group


                                   MERRILL MERCHANTS BANCSHARES,
                                   INC. ("Customer")
                                   201 Main Street
                                   Bangor, ME 04402


                                   By: /s/  R.C. Williams, Jr.
                                       -----------------------------------------
                                   Name: R.C. Williams, Jr.
                                   Title:   SVP Operations

                             AUTHORIZATION AGREEMENT

         The undersigned ("Customer") hereby authorizes M&I Data Services, a division of the Marshall & Ilsley Corporation ("M&I") to initiate debit entries and to initiate, if necessary, credit entries and adjustments for any excess debit entries or debit entries made in error, to Customer's account indicated below and the depository named below, to debit and/or credit the same such account.

         This authority is to remain in full force and effect for the period coinciding with the term (and any renewals thereof) of the Data Processing Services Agreement made the 8th day of May 1992 and any addenda thereto (the "Agreement"), pursuant to the terms and conditions specified in the Agreement.


DEPOSITORY NAME:         _______________________________________________________

ADDRESS:                 _______________________________________________________

CITY/STATE/ZIP:          _______________________________________________________

TELEPHONE NUMBER:        _______________________________________________________

ROUTING TRANSIT NUMBER:  _______________________________________________________

ACCOUNT NUMBER:          _______________________________________________________


                                   M&I DATA SERVICES, A DIVISION OF THE
                                   MARSHALL & ILSLEY CORPORATION
                                   ("M&I")
                                   4900 West Brown Deer Road
                                   Brown Deer, WI 53223-0528


                                   By: /s/ Patrick C. Foy
                                       -----------------------------------------
                                   Name: Patrick C. Foy
                                   Title: President, Outsourcing Business Group



                                   MERRILL MERCHANTS BANCSHARES,
                                   INC. ("Customer")
                                   201 Main Street

                                   Bangor, ME 04402


                                   By: /s/ R.C. Williams, Jr.
                                       -----------------------------------------
                                   Name: R.C. Williams, Jr.
                                   Title: SVP Operations

                 ADDENDUM TO DATA PROCESSING SERVICES AGREEMENT



         THIS ADDENDUM, to the Data Processing Services Agreement (the "Agreement") dated May 8, 1992, is made as of this 30th day of June 1992 by and between the undersigned parties, does hereby alter, amend, and modify the Agreement and supersedes and takes precedence over any conflicting provisions contained in the Agreement.

         FOR GOOD AND VALUABLE CONSIDERATION,, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

         The reference to "July 1, 1992" in Section 27(k) of the Agreement is deleted and replaced with "October 1, 1992."

         IN WITNESS WHEREOF, the undersigned parties have duly executed this Addendum in a manner appropriate to each.


                                   M&I DATA SERVICES, INC. ("M&I")


                                   By: /s/ Michael V. Ruane
                                       -----------------------------------------
                                                Michael V. Ruane, Vice Pres.


                                   MERRILL MERCHANTS BANCSHARES, INC.
                                   ("Customer")


                                   By: /s/ Edwin N. Clift
                                       -----------------------------------------
                                                Edwin N. Clift, President & CEO

                       DATA PROCESSING SERVICES AGREEMENT



         THIS DATA PROCESSING SERVICES AGREEMENT is made as of this 8th day of May 1992 (the "Agreement") by and between M&I Data Services, Inc., a Wisconsin corporation ("M&I") and Merrill Merchants Bancshares, Inc., a Maine corporation, together with its subsidiaries and affiliates (collectively referred to as the "Customer").

                                    RECITALS

         WHEREAS, M&I provides data processing services to customers located across the country; and

         WHEREAS, M&I desires to provide data processing services to Customer, and Customer desires to have M&I provide it with such services.

         NOW, THEREFORE, in consideration of the recitals and for the good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Services. M&I shall provide Customer with the data processing services requested by Customer utilizing the version of the banking system software made available from time to time by M&I through the M&I Service Bureau (the "Services"). A further description of the Services is attached as Exhibit A, as modified by the User Manuals, copies of which will be provided, or made available, to Customer. Future affiliates and subsidiaries will be added as requested by Customer and agreed to by M&I from time to time. Customer agrees to principally use M&I for Customer's data processing. The Services which will be provided under this Agreement include, but are not limited to, Deposit Accounting, Loan Accounting, Financial Control, CIF, PCTeller, ATM, EFT (the "Core Services"), and others agreed upon. Unless otherwise agreed in writing between M&I and Customer, and subject to the other provisions of the Agreement, M&I shall make the On-line Services available to Customer, subject to normal downtime and maintenance, at times indicated on the M&I On- line Availability Schedule, as modified from time to time.

         2. Fees and Taxes. Customer agrees to pay for the Services received hereunder as follows:

            a. Amount of Fees. Commencing on the Conversion Date (as defined in Section 3) and on the first day of each month thereafter through the end of the term of this Agreement, Customer shall pay M&I a minimum monthly fee not less than $*** per month, (the "Minimum Monthly Fee"). The Minimum Monthly Fee will be adjusted: (a) as of the date M&I makes effective a price increase; and (b) on the first day of any month after: (i) the

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

Additional Use Fee (as defined below) is greater than *** percent (***%) of the Minimum Monthly Fee; or (ii) Customer expands the Services used hereunder to include an additional application. The Minimum Monthly Fee may not be decreased. Adjustments to the Minimum Monthly Fee shall be based on the Services, transactions, and volumes used by the Customer during the Adjustment Period (as defined below), or the period from commencement of services to the date of the adjustment during the initial three (3) months of the Agreement. The Minimum Monthly Fee shall not be more than *** percent (***%) of the average monthly charges during the Adjustment Period. Customer shall also pay M&I an additional use fee each month where M&I charges for the Services actually used by Customer during the applicable month are greater than the Minimum Monthly Fee. M&I shall compute the Customer's actual usage charges based on M&I's then-current standard published prices, and any amounts due M&I in excess of the Minimum Monthly Fee shall be paid by Customer (the "Additional Use Fee"). Customer also agrees to pay all communication costs, telecommunication charges, printline charges and other output costs, start-up fees, pass-through charges, out-of-pocket expenses, conversion expenses and fees, workshop fees, training fees, late fees or charges billed as miscellaneous on Customer's invoice (the "Miscellaneous Fees"). The M&I standard published prices as of the date of this Agreement are set forth on the fee schedule attached as Exhibit B.

            b. Discount. M&I shall provide Customer with a *** percent (***%) discount on Services excluding communication costs, telecommunication charges, printline charges and other output costs, start-up fees, pass-through charges, out-of-pocket expenses, conversion expenses and fees, workshop fees, training fees, late fees, or charges billed as Miscellaneous on the Customer's invoice. The discount shall be in effect for the term of the Agreement.

            c. Additional Charges. In addition to the charges described above or set forth in Exhibit B. Customer agrees to pay for any manufacturers, sales, use, excise, personal property, or any other tax or charge, or duty or assessment levied or assessed by any governmental authority upon or as a result of the execution or performance of any service pursuant to this Agreement or materials furnished with respect to the Agreement, except those taxes based on M&I's net income.

            d. Terms of Payment. Customer shall pay the Minimum Monthly Fee on the first day of the month in which the Services are to be performed, and shall pay the Additional Use Fee and any Miscellaneous Fees within ten (10) days of the date such amounts are Invoiced to Customer. Any other amounts due hereunder shall be paid within thirty (30) days of invoice, unless otherwise provided herein. The Customer shall also pay any collection fees and reasonable attorney's fees incurred by M&I in collecting payment of the charges and any other amounts for which Customer is liable under the terms and conditions of this Agreement.

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission.]

            e. Modification of Terms and Pricing. If Customer is in default and M&I elects to continue to perform the Services, or if the Customer's tangible capital or reserve requirements computed in accordance with applicable federal regulations for itself or any of its affiliates receiving Services hereunder are less than the required regulatory minimums, Customer agrees to pay M&I all unamortized conversion expenses in advance of M&I performing any additional Services. In addition, Customer agrees that all charges for Services shall be computed using M&I's then-current standard published prices, without application of any credits, other than remote site credits (printline and transaction), paid in advance as determined by M&I. At M&I's option, such Services shall be provided on a month-to-month basis.

         3. Term.

            a. Initial Term. This Agreement shall be effective upon execution by both parties, and both parties will promptly undertake the conversion activities necessary to process Customer's data. M&I currently anticipates, subject to Customer's timely and satisfactory completion of its responsibilities described in the M&I Conversion Manual and in the Conversion Schedule to be established by M&I, and agreed to by Customer, that all conversion activities will be completed on _______________________ (the "Conversion Date"). The term of this
Agreement shall continue for a period of eighty-four (84) months from the Conversion Date.

            b. Renewal Obligations. During any renewal term, or for any Services provided after the end of the initial term, whether or not the Agreement is renewed, Customer agrees that the terms of this Agreement shall continue to apply, except that all charges for Services shall be computed using M&I's then-current standard published prices, without application of any credits other than remote site credits (printline and transaction), paid in advance as determined by M&I. At M&I's option, such Services shall be provided by M&I on a month-to-month basis.

         4. Affiliates. All processing for Customer and Customer's subsidiaries and affiliates which M&I does shall be included as part of the Services provided under this Agreement and shall be done in accordance with the terms and conditions of this Agreement. Customer agrees that it is responsible for assuring compliance with the Agreement by its affiliates and subsidiaries. Customer agrees to be responsible for the submission of its affiliates, data to M&I for processing and for the transmission to Customer's affiliates of such data processed by and received from M&I. Customer agrees to pay any and all fees owed under this Agreement for Services hereunder.

         5. Confidentiality. Both parties will, to the extent and in accordance with their policies used to protect their own information of similar Importance, use their best efforts to refrain from and prevent the use of or disclosure of any confidential information of the other party, disclosed or obtained by such party while performing its obligations under this

Agreement, except when such use or disclosure is for the purpose of providing the Services. Neither party will have an obligation of confidentiality with regard to any information insofar as the same: (1) was known to such party prior to disclosure; (2) is or becomes publicly available other than as a result of a breach of this Agreement; or (3) is disclosed to such party by a third party not subject to an obligation of confidentiality. Nor shall the obligation of confidentiality occur where disclosure is made pursuant to: (1) any law of the United States or any state thereof; (2) the order of any court or governmental agency; or (3) the rules and regulations of any governmental agency.

         6. Programming. M&I reserves the right to determine the programming (whether hardware or software) utilized with the equipment used in fulfilling its duties under this Agreement. All programs (including ideas and know-how and concepts) developed by M&I are and remain its sole property.

         7. Equipment. Customer shall obtain and maintain at its own expense such data processing and communications equipment as may be necessary or appropriate to facilitate the proper use and receipt of the Services. Customer shall pay all installation, monthly, and other charges relating to the installation and use of communications lines in connection with the Services. M&I shall not be responsible for the reliability monitoring or continued availability of the communications lines used by Customer in accessing the Services.

         8. Supplies. Customer shall pay for all supplies used in connection with the Services. All forms, supplies, or materials used in processing Customer's items and input data shall meet M&I's specifications.

         9. Systems Modification; Amendment of Services. M&I may modify, amend, enhance, update, or provide the appropriate replacement for any of the Services, the software used to provide the Services, or any element of its systems at any time to: (1) improve the Services or (2) facilitate the continued economic provisions of the Service, M&I may, at any time, withdraw any of the Services upon providing one hundred eighty (180) days' prior written notice to Customer, M&I may also terminate any of the Services immediately upon any regulatory, legislative, or judicial determination that providing such Services is inconsistent with applicable law or regulation or upon imposition by any such authority of restrictions or conditions which would detract from the economic or other benefits to M&I or Customer to any element of the Services.

         10. Disaster Recovery. M&I maintains, and shall continue to maintain throughout the term of this Agreement, off-site disaster recovery capabilities which permit M&I to recover from a disaster and continue providing Services to Customers within a commercially reasonable period. An executive summary of the current disaster recovery plan, which may change from time to time, is available upon request from M&I at no charge. M&I shall test the operation and effectiveness of its disaster recovery plan at least annually. M&I maintains, and shall continue to maintain throughout the term of this Agreement, a backup power supply system to guard against electrical outages.

         11. Events of Default. It shall be an Event of Default on the part of the Customer if: (1) Customer is insolvent, or a receiver or conservator shall be appointed with respect to the Customer; or (2) Customer shall fail to pay any sum due M&I within the prescribed time; or (3) if the Customer shall fail to perform any of its other covenants or obligations under this Agreement. It shall be an Event of Default on the part of M&I If M&I shall fail to perform any of its obligations under this Agreement where the failure of M&I to perform has a material adverse Impact on Customer and is material to the provision of the Services, except for those obligations under Section 20 of this Agreement as to which the Agreement provides specific remedies for M&I's failure to perform. The defaulting party shall have ten (10) days from the date of receipt of notice from the nondefaulting party of nonpayment or nonperformance to cure such an Event of Default, before the nondefaulting party may exercise any remedies it may have as a result of the Event of Default.

         12. Remedies Upon Default; Limitation of Liabilities. If an Event of Default occurs on the part of the Customer, and is not cured within the ten (10) day period prescribed in Section 11, M&I may: (1) terminate this Agreement; (2) terminate access to its central processing unit by the Customer; and (3) declare all amounts payable under this Agreement to be immediately due payable and file suit for or otherwise obtain payment from the Customer of any fees or other sums due it pursuant to this Agreement, plus any actual damages to its equipment or systems caused by the Customer's actions, failures to act, equipment, systems or communication facilities, plus any profits lost because of the Customer's default. If an Event of Default occurs on the part of M&I, and is not cured within the ten (10) day period prescribed in Section 11, the Customer may only:
(1) terminate this Agreement and (2) file suit or otherwise obtain payment of an aggregate amount of up to the greater of (a) *** dollars ($***) or (b) the amount of fees paid by the Customer to M&I hereunder during the three (3) months immediately preceding the Event of Default. Either party may also seek specific performance, including injunctive relief, for a breach of Section 5 of this Agreement. M&I and the Customer agree that these damage provisions are reasonable in light of all present predictable circumstances (including expectable actual damages in that the fees to be charged by M&I hereunder do not include amounts sufficient to insure against greater claims). M&I and Customer expressly waive all claims for additional, incidental, consequential, compensatory, or punitive damages and agree that the remedies set forth in this Agreement shall be the sole and exclusive remedies of the parties. No lawsuit or other action may be brought by either party hereto or on any claim or controversy based upon or arising in any way out of this Agreement after one (1) year from the date of the occurrence allegedly giving rise to the action, except for nonpayment of sums due to M&I by Customer. M&I agrees that except in the case of an Event of Default relating to a breach by the Customer of its confidentiality obligations under Section 5 of this Agreement, M&I will not exercise its remedy to terminate Customer's access to the M&I central processing unit so long as: (a) Customer is current in the payment of all amounts due M&I as reflected on M&I's last invoice

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

to Customer; and (b) only exercise such remedy after providing Customer with sixty (60) days' prior written notice.

         13. Termination.

            a. End of Initial Term. This Agreement shall automatically be extended at the end of the initial eighty-four (84) month term for an additional eighteen (18) month renewal term, unless the Customer gives M&I at least one hundred eighty (180) days' prior written notice of its intent to terminate, which notice may be given during the initial term on the Agreement.

            b. Renewal Term. During the renewal term, this Agreement shall be automatically extended for an additional one (1) month on each monthly anniversary date so that the term shall always be not less than one (1) month less than eighteen (18) months, unless either party gives written notice to the other party of notice to terminate, in which event the automatic monthly renewals will end and the Agreement will terminate at the end of the unexpired portion of the term in existence on the date notice to terminate is given.

            c. Termination Upon Default. This Agreement may also terminate upon an Event of Default and failure to cure beyond applicable cure periods at the option of the nondefaulting party as set forth in Section 12 hereof.

            d. Termination by Customer. Customer may terminate this Agreement at any time, and without cause, by giving M&I at least one hundred eighty (180) days' prior written notice and paying M&I the then-applicable buyout amount set forth in Section 21.


         14. Regulatory Assurances. M&I and Customer acknowledge and agree that the performance of these Services will be subject to regulation and examination by Customer's regulatory agencies to the same extent as if such Services were being performed by Customer, Upon request, M&I agrees to provide any appropriate assurances to such agency and agrees to subject itself to any required examination or regulation. Customer agrees to reimburse M&I for reasonable costs actually incurred due to any such examination or regulation that is performed solely for the purpose of examining data processing services used by Customer.

            a. Notice Requirements. The Customer shall be responsible for complying with all regulatory notice provisions to any applicable governmental agency, which shall include providing timely and adequate notice to the Chief Examiner of the Federal Home Loan Bank Board, the Office of Thrift Supervision, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or their successors, as applicable (collectively, the "Federal Agency"), as of the effective date of Services under this Agreement, identifying those records to which this Agreement shall apply and the location at which such Services are to be performed.

            b. Examination of Records. The parties agree that the records maintained and produced under this Agreement shall, at all times, be available for examination and audit by governmental agencies having jurisdiction over the Customer's business including (without limitation) the Federal Agency. The Director of Examinations of the Federal Agency or his designated representative shall have the right to ask for and to receive directly from M&I any reports, summaries, or information contained in or derived from data in the possession of M&I related to the Customer. M&I shall notify Customer as soon as possible of any formal request by an authorized governmental agency to examine Customer's records maintained by M&I, if M&I is permitted to make such a disclosure to Customer under applicable law or regulations. Customer agrees that M&I is authorized to provide all such described records when formally required to do so by this authorized governmental agency.

            c. Fidelity Bonds. At Customer's request, M&I shall obtain, at Customer's expense, fidelity bond coverage for M&I and its employees as such coverage is required by any governmental or regulatory agency.

            d. Notice of Changes. Customer shall give to the Director of Examinations of the Federal Agency at least thirty (30) days' notice of the termination of this Agreement or of any material changes in the Services to be provided hereunder.

            e. Insurance. Throughout the term of this Agreement, M&I shall maintain insurance coverage (or shall be self-insured) for losses from fire, disaster, and other causes contributing to interruption of the Services. The proceeds of such insurance shall be payable to M&I. Nothing in this Agreement shall be construed as to permit Customer to receive any of such proceeds, or to be named as an additional loss payee under any insurance policy.

            f. Financial Information. Customer agrees to provide M&I with a copy of the Call Report filed with the Federal Agency simultaneously with its filing with the Federal Agency, and to provide such additional financial information as to its creditors or others as M&I may reasonably request.

         15. Transportation and/or Transmission of Data. The responsibility and expense for transportation and/or transmission of and risk of loss of data and media to and from M&I's datacenters shall be borne by Customer. M&I will notify Customer of the time by which Customer's data and media must be delivered to M&I for processing for M&I to provide Customer's processed data within the time period indicated by M&I.

         16. Responsibility.

            a. General. M&I agrees to perform the Services in a commercially reasonable manner which is similar to the services provided to other M&I customers, and no other or higher degree of care. Except as otherwise described herein, M&I assumes no other obligation as to performance or quality of the Services provided, all other risks of error being expressly assumed by Customer. M&I shall not be responsible for loss or damage due to delays in processing or in the delivery of processed data as a result of any of the causes excused by Section 19 hereof. M&I WILL IN NO EVENT BE LIABLE FOR ANY INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES INCURRED BY CUSTOMER INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR BUSINESS OPERATION LOSS, REGARDLESS OF WHETHER M&I WAS ADVISED OF THE POSSIBLE OCCURRENCE OF SUCH DAMAGES,

            b. Reliance on Data Supplied. M&I will process items and data and perform those Services described in this Agreement on the basis of Information furnished by Customer. M&I shall be entitled to rely upon any such data, information, or instructions as provided by Customer. If any error results from incorrect input supplied by Customer, Customer shall be responsible for discovering and reporting such error and supplying the data necessary to correct such error to M&I for processing at the earliest possible time. Customer will indemnify and hold M&I harmless from any cost, claim, damage, or liability (including attorney's fees) whatsoever arising out of such data, information or instructions, or any inaccuracy or inadequacy therein. Customer assumes all risk of loss, delay, and miscommunication in the transportation or transmission by electronic means of data and information from any terminal or remote unit unless the same is caused by or attributable to any act or omission on M&I's part, which act or omission does not meet the standard of care in Section 16(a), or was caused by or attributable to any gross negligence or willful failure on M&I's part to comply with its obligations under this Agreement,

            c. Data Backup. Customer shall maintain adequate records including microfilm images of items being transported to M&I, or at least ten (10) business days' backup on magnetic tape or other electronic media where transactions are being transmitted to M&I, from which reconstruction of lost or damaged items or data can be made. Customer assumes all responsibility and liability for any loss or damage resulting from failure to maintain such records.

            d. Audit. M&I shall cause a third-party review of its data processing systems and Services to be conducted annually by its independent auditors. M&I shall provide Customer upon request, at its then-current charge, one copy of the report resulting from such review.

            e. Regulatory Compliance. Customer is responsible for determining that the Services performed in its behalf, any forms which are used with its customers, and all records it retains comply with all applicable laws. Should Customer need information from the Services M&I provides in order to comply with applicable Federal or State laws and regulations, Customer's sole remedy, and M&I's sole obligation shall be for M&I to provide the ability to process the information requested from the Customer as promptly as is commercially practicable.

            f. Balancing and Controls. On a daily basis, Customer shall review all input and output, controls reports, and documentation, to ensure the integrity of data processed by M&I. In addition, Customer shall, on a daily basis, check exception reports to verify that all file maintenance entries and nondollar transactions were correctly entered. Customer is responsible for initiating timely remedial action to correct any improperly processed data which these reviews would disclose.

            g. Service Deficiencies. If Customer is aware that a defect exists in a Service, Customer shall be responsible for making whatever appropriate adjustments may thereafter be necessary until M&I corrects the defect and, if requested by Customer,' M&I will, at M&I's expense, assist Customer in making such corrections through the most cost-effective means, whether manual, by system reruns, or program modifications. M&I will, where reasonable, make every effort to correct any known material defect as soon as commercially reasonable at M&I's expense,

         17. Ownership of Data. Customer is the owner of all of its data supplied by Customer to M&I for processing hereunder. Customer acknowledges that it has no rights in any of the software, systems documentation, guidelines, procedures, and similar related materials or any modifications thereof except with respect to M&I's use of the same during the term of this Agreement to process data. Upon termination of this Agreement, M&I shall provide Customer with all copies of Customer's data in a format that is being used by M&I at that time for processing such data. Prior to the release of the Customer's data: (1) all amounts owed under this Agreement by Customer to M&I shall be current and paid in full, and (2) Customer shall pay M&I its "Estimated Deconversion Expenses" as described below. Customer agrees to pay M&I for M&I's work in providing such data at M&I's rates then in effect for computer and personnel time, supplies, and other items as required, and Customer further agrees to pay M&I for any and all charges associated with the deconversion of Customer's data based on M&I's then-current charges for such Services. M&I shall make a good faith estimate of all of such costs, expenses, and charges which shall be paid by Customer in advance (the "Estimated Deconversion Expenses"), The difference, if any, between the actual expenses and the prepaid Estimated Deconversion Expenses shall be promptly paid after determination.

         18. Warranties. M&I represents and warrants that:

            a. Capability of Computer Systems and Software. M&I's computer systems (hardware and software) are capable of performing the Services in accordance with the provisions of this Agreement. The software used to provide the Services will operate substantially in accordance with the specifications and documentation for the software as modified from time to time to incorporate enhancements or modifications of the software to provide the Services.

            b. Quality of Service. The reports and Services made available to Customer shall be in substantial conformity with the User Manuals, as amended from time to time, copies of which have been, or will be, provided to Customer.


            c. Property Rights. M&I has the right to provide the Services hereunder, using all computer software required for that purpose.

            d. Organization and Approvals. M&I is a validly organized corporate entity with valid authority to enter into this Agreement. This Agreement has been duly authorized by all necessary corporate action,

            e. Disclaimer of Warranties. EXCEPT AS DESCRIBED IN THIS SECTION OF THIS AGREEMENT M&I DISCLAIMS ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL, EXPRESSED OR IMPLIED INCLUDING WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         19. Force Majeure. M&I shall not be liable to Customer if M&I's fulfillment or performance of any terms or provisions of this Agreement is delayed or prevented by revolution or other civil disorders, wars, acts of enemies, strikes, electrical equipment or availability failure, labor disputes, fires, floods, acts of God, federal, state, or municipal action, statute, ordinance or regulation, or, without limiting the foregoing, any other causes not within its reasonable control, and which by the exercise of reasonable diligence it is unable to prevent, whether of the class of causes hereinbefore enumerated or not.

         20. Data Services Reliability and Responsiveness. Subject to the nonoccurrence for a force majeure and the performance of Customer's obligations described in this Agreement, M&I agrees that the services will be provided in accordance with the following standard. M&I will initiate batch processing transmission to Customer or make the processed items and reports available for delivery within six (6) hours after receiving all input data from Customer, and with such performance being achieved a minimum of ninety percent (90%) of the time measured over a calendar month. M&I will ensure that its on-line network is available for the processing of Customer's on-line transactions at a minimum of ninety-five percent (95%) of the time measured over a calendar month at the point of departure from M&I's communications controller. Upon receipt of data transmitted by Customer at M&I's communications controller, M&I will process the transaction within 2.5 seconds for teller transactions and within 4.0 seconds for CRT transactions at a minimum ninety-seven percent (97%) of the time measured over a calendar month. Customer will notify M&I in writing if this level of performance is not achieved, and M&I shall have ninety (90) days to meet this performance standard. If after ninety (90) days the performance standard still has not been met, the Customer's sole remedy shall be to either
(i) terminate the agreement without penalty upon giving M&I written notice within thirty (30) days after the expiration of the ninety (90) day cure period, or (ii) accept such deficient levels which M&I does achieve. M&I assumes no other liability, express or implied, with respect to its obligations set forth in this paragraph.

         21. Contract Buyout.

            a. Customer may terminate this Agreement at any time by giving M&I at least one hundred eighty (180) days' prior written notice and paying M&I *** percent (***%) of the total estimated remaining unpaid monthly processing fees. For the purpose of this computation, total estimated remaining unpaid monthly processing fees shall be equal to the mean average of the total monthly fees paid in the three (3) months preceding the termination notice, multiplied by the number of months remaining in the Agreement.

            b. The contract buyout amount set forth above shall be paid prior to the deconversion of any affected accounts. The contract buyout amount shall be paid by Customer regardless of the form by which the termination occurs, including but not limited to, sale of assets or stocks assumption of liabilities, merger, consolidation, absorption, liquidation, or termination as a result of an Event of Default on the part of Customer (as described in Section 11 of this Agreement).

         22. IRS Filing. Customer has complied with all laws, regulations, procedures, and requirements in attempting to secure correct Tax Identification Numbers (TINs) for Customer's payees and agrees to attest to this compliance by affidavit provided annually. Customer authorizes M&I to act as Customer's agent and sign on Customer's behalf the Affidavit required by the Internal Revenue Service on Form 4804, or any successor form.

         Customer acknowledges that M&I's execution of the Form 4804 Affidavit on Customer's behalf does not relieve Customer of responsibility to provide accurate TINs or liability for any penalties which may be assessed for failure to comply with TIN requirements. Customer agrees to hold M&I harmless from any liabilities, claims, expenses, penalties, or damages (including attorneys' fees) which may be assessed or incurred as a result of the failure to comply with TIN requirements.

         23 Expense Reimbursements. Customer agrees to reimburse M&I for all out-of-pocket expenses (travel, lodging, meals, long distance telephone calls, and printing and copying charges) reasonably incurred in connection with the conversion of Customer's accounts to the M&I system. The reimbursement of such expenses is in addition to conversion charges which may arise after the conversion, or with respect to accounts which are not currently customer accounts which are to be converted to the M&I system. M&I shall estimate such expenses in advance, and Customer shall pay such expenses in three (3) equal payments as follows: first, upon execution of this Agreement; second, upon delivery by M&I of conversion test reports; and final, on the conversion date. M&I shall provide Customer with a summary invoice of actual expenses, and any adjustments shall be paid upon delivery of the invoice.

         24. Conversion Obligations. Both parties agree to make a good faith effort to convert Customer's data in a timely fashion and to perform the conversion in accordance with the

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

responsibilities set forth in the M&I Conversion Manual, the Conversion Schedule, and this Agreement. Customer agrees to maintain an adequate staff of persons who are knowledgeable with the systems currently used by Customer to process data, Customer further agrees to provide such Services and perform such obligations as are contemplated by the M&I Conversion Manual and the Conversion Schedule, and as necessary for Customer to timely and adequately perform its obligations herein and therein. Customer shall pay or reimburse M&I for all out-of-pocket expenses and on a time-and materials basis for any of its personnel, or any independent contractors who perform conversion or related services (including items identified as Customer Responsibilities in the Conversion Manual) for Customer. Customer further agrees to cooperate fully with all reasonable requests of M&I necessary to effect the conversion in a timely and efficient manner. Customer agrees to reimburse M&I for all conversion charges whether for the initial conversion, or for the subsequent conversion of additional accounts as they are incurred, or for the conversion of products not identified in the Proposal.

         25. Product Support. (This Section of the Agreement shall not apply to this Agreement if so indicated on Exhibit A). Customer agrees to maintain a staff of individuals who are trained and understand the system used to provide the Services required for M&I to provide the ongoing Services. The individuals will have primary responsibility for assisting and guiding the Customer's user community in the proper use of the systems, and providing first line of support to the users after conversion. The primary contact with M&I's technical, operational, and product support staff will be through these individuals.

         26. Use of the Services. (a) Customer assumes exclusive responsibility for the consequences of any instructions Customer may give M&I, for Customer's failure to properly access the Services in the manner prescribed by M&I, and for Customer's failure to supply accurate input information; (b) Customer agrees that it will use the Services in accordance with such reasonable policies as may be established by M&I from time to time as set forth in any materials furnished by M&I to Customer; (c) Customer agrees that, except as otherwise permitted by M&I, Customer will use the Services only for its own internal business purposes and will not sell or otherwise provide, directly or indirectly, any of the Services or any portion thereof to any third party; and (d) Customer agrees and represents that (i) this Agreement has been approved by its Board of Directors, or that the officer executing this Agreement has been specifically authorized by Customer's Board of Directors to execute this Agreement, (ii) the performance of this Agreement by the Customer will not affect the safety or soundness of the Customer or any of its affiliates, and (iii) this Agreement, and the obligations evidenced hereby, will be properly reflected on the books and records of the Customer, and the Customer will provide evidence of the same to M&I upon request.

         27. Miscellaneous

            a. Governing Law. This Agreement shall be construed and governed by the laws of the state of Wisconsin.

            b. Amendment. This Agreement, including the Schedules hereto, may be amended only by an instrument in writing executed by the parties or their permitted assignees.

            c. Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party, which such consent shall not be unreasonably withheld, provided that M&I may freely assign this Agreement to any company that is directly or indirectly (1) in control of M&I, (ii) under the control of M&I, or (iii) under common control with M&I.

            d. Section Headings. Section headings are for reference purposes only and shall not affect the interpretation or meaning of this Agreement.

            e. Notices. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to an officer of a party or when deposited in the United States mail, certified or registered mail, postage prepaid, return receipt requested, and addressed as set forth on the signature page, unless and until any of such parties notifies the others.

            f. No Waiver of Performance. Failure by either party at any time to require performance by the other party to claim a breach of any provision of this Agreement will not be construed as a waiver of any right accruing under this Agreement, nor affect any subsequent breach, nor affect the effectiveness of this Agreement or any part hereof, nor prejudice either party as regards any subsequent action.

            g. Entire Agreement; Conflicting Provisions. This Agreement, together with the Schedules hereto, constitutes the entire agreement between the Customer and M&I with respect to the subject matter hereof. There are no restrictions, promises, warranties, covenants, or undertakings other than those expressly set forth herein and therein. This Agreement supersedes all prior negotiations, agreements, and undertakings between the parties with respect to such subject matter. In the event of any conflict between the terms of the main body of this Agreement and any of the Schedules hereto, the terms of the main body of this Agreement shall govern.

            h. Execution in Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.

            i. Enforceability. The invalidity or enforceability of any provision hereof shall not affect or impair any other provisions.

            j. Scope of Agreements. If the scope of any of the provisions of the Agreement is too broad in any respect whatsoever to permit enforcement to its full extent, then such provisions shall be enforced to the maximum extent permitted by law and the parties hereto consent and agree that such scope may be judicially modified accordingly and that the whole of such provisions of this Agreement shall not thereby fail, but that the scope of such provisions shall be curtailed only to the extent necessary to conform to law.

            k. Miscellaneous. Product support and programming conversion fees will be waived in connection with the conversion of Customer onto M&I's data processing systems. However, in the event Customer fails to obtain the appropriate regulatory approvals necessary for the operation of a Financial Institution on or before July 1, 1992, this Agreement shall be automatically null and void ab initio and neither party shall have liability to each other under this Agreement, except that Customer shall pay for any costs incurred by M&I as a result of any conversion activities performed by M&I.

            l. Computer-Based Training. During the first twelve (12) months of the Agreement, M&I will provide Customer, at no additional charge, two (2) copies of any Computer-Based Training (CBT) course relating to the applications converted onto M&I's data processing systems.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their names as of the date first above written.

                                   M&I DATA SERVICES,
                                   INC, (M&I) 770 North
                                   Water Street
                                   Milwaukee, WI 53202

                                   By: /s/ Joseph L. Delgadillo
                                       -----------------------------------------
                                   Name: Joseph L. Delgadillo
                                         Senior Vice President

                                   M&I DATA SERVICES INC. ("M&I")
                                   770 North Water Street
                                   Milwaukee, WI 53202

                                   By: /s/ Michael V. Ruane
                                       -----------------------------------------
                                   Name: Michael V. Ruane, Vice Pres.

                                   MERRILL MERCHANTS BANCSHARES,
                                   INC.,
                                   (the "Customer")
                                   201 Main Street
                                   Bangor, ME

                                   By: /s/ Perry B. Hansen
                                       -----------------------------------------
                                   Name: Perry B. Hansen, President

                                    AFFIDAVIT


STATE OF Illinois
COUNTY OF Rock Island

         I, Perry B. Hansen , being first duly sworn, on oath, depose and say:

         1. I am an employee of Merrill Merchants Bancshares, Inc. I have personal knowledge of my employer's practices with regard to procuring and reporting Tax Identification Numbers (TINs) and authority to execute this Affidavit on my employer's behalf.

         2. Merrill Merchants Bancshares, Inc. has complied with all laws, regulations, procedures and requirements in attempting to secure correct TINs for its payees. This compliance has been pursued with due diligence, and any failure to secure correct TINs is due to reasonable cause.

                                   /s/ Perry B. Hansen
                                   ---------------------------------------------
                                   Customer's Representative
                                   Perry B. Hansen
                                   President



Subscribed and sworn to
before me this 14th day
of May 1992,

/s/ John T. Kustes
------------------
Notary Public
My Commission:


"OFFICIAL SEAL"
JOHN T. KUSTES
Notary Public, State of Illinois
My Commission Expires 05/08/96

                          ATTORNEY-IN-FACT APPOINTMENT


         Customer hereby appoints M&I Data Services, Inc. ("M&I") as customer's attorney-in-fact and empowers M&I to authorize the Internal Revenue Service
(IRS) to release information documents supplied to the IRS by M&I to states which participate in the "Combined Federal/State Program." Customer agrees to hold M&I harmless from any liabilities, claims, expenses, penalties, or damages (including attorneys' fees) which may be assessed or incurred as a result of the release of information.

                                   MERRILL MERCHANTS BANCSHARES,
                                   INC,  ("Customer")

                                   By /s/ Perry B. Hansen
                                      -------------------
                                      Customer's Representative

                                      Perry B. Hansen, President

                                    SCHEDULE

                            M&I ON-LINE AVAILABILITY

The following is a list of standard hours of availability by each on-line service. times are CST/CDT.

o  Cardholder
   (CRT Maintenance)
   Monday-Thursday                                  7:00 a.m.- 6:45 p.m.
   Friday                                           7:00 a.m.-  9:30 p.m.
   Saturday                                         7:00 a.m.-  4:30 p.m.

o  CIS & Deposit System
   (Maintenance and Dollar Transactions)
   Monday-Thursday                                  7:00 a.m.- 6:45 p.m.*
   Friday                                           7:00 a.m.- 9:30 p.m.*
   Saturday                                         7:00 a.m.- 4:30 p.m.

o  Data Entry
   (Account Reconciliation System)
   Monday-Friday                                    7:00 a.m.-10:00 p.m.

o  Data Entry
   (Financial Control)
   Monday-Thursday                                  7:00 a.m.-11:00  p.m.
   Friday                                           7:00 a.m.-12:00  Midnight
   Saturday                                         7:00 a.m.- 4:30  p.m.

o  Decision Management System
   Monday-Thursday                                  7:00 a.m.- 6:45  p.m.
   Friday                                           7:00 a.m.- 9:30  p.m.
   Saturday                                         7:00 a.m.- 4:30 p.m.

o  Data Entry
   (Trust)
   Monday-Friday                                    7:00 a.m. - 5:00 p.m.

o  Financial Control On-line
   Monday-Friday                                    7:00 a.m. - 8:00 p.m.
   Saturday                                         7:00 a.m. - 4:30 p.m.

o  Loan System
   (CRT Maintenance)
   Monday-Thursday                                  7:00 a.m. - 6:15 p.m.
   Friday                                           7:00 a.m. - 8:30 p.m.
   Saturday                                         7:00 a.m. - 4:30 p.m.

o  Management Information Service
   Monday-Thursday                                  7:00 a.m. - 6:45 p.m.
   Friday                                           7:00 a.m. - 9:30 p.m.
   Saturday                                         7:00 a.m. - 4:30 p.m.
         (Except Money Market Info.)

o  Teller Terminals
   Monday-Thursday                                  7:00 a.m. - 7:00 p.m.
   Friday                                           7:00 a.m. - 9:30 p.m.
   Saturday                                         7:00 a.m. - 4:30 p.m.

*CIS access to loan data is based on Loan System hours of availability. West Coast availability for CIS, Loans, and Deposits for Monday-Friday is 8:00 a.m.-10:00 p.m., CST/CDT.

                                    EXHIBIT A

                           FINANCIAL SERVICE PRODUCTS


-  Deposit Services

-  Loan Services

-  Teller/Platform Services

-  Automated Funds Transfer

-  Automated Clearinghouse

-  Corporate Cash Management Services Customer Information System

-  Financial Control

-  Tickler System

-  Management Information Service

-  IRS Reporting

-  INFO Center

-  EFT Services

-  Safe Deposit System

-  Item Processing

-  Remote Site Support

-  Trust Services

-  Audit Services

                                   EXHIBIT B

                                  FEE SCHEDULE

                                                               Table of Contents
--------------------------------------------------------------------------------

Core Processing Products
Deposit Services...........................................................1
On-line Services...........................................................4
IRS Reporting Services.....................................................4
Fundtech Fedplus Wire Transfer.............................................5
Currency Transaction Reporting.............................................5
Safe Deposit...............................................................6
Loan Services..............................................................6
On-line Collections/Queuing................................................8
Letter Writer..............................................................8
Tickler System.............................................................8
Note Pad...................................................................8
On-line Inquiry Generator..................................................9
User-defined Security......................................................9
Audit Services.............................................................9
Financial Control (General Ledger).........................................9
Accounts Payable..........................................................11
Fixed Assets..............................................................11
Management Information Service............................................11
Test/Training Bank........................................................11
File Maintenance Services.................................................11
Master File Unload Services...............................................12

MICASH Cash Management Services
Account Reconciliation....................................................13
Treasury Connection.......................................................14
Cash Management Network Access............................................15
Automated Clearinghouse (ACH) Originating.................................16
Automated Clearinghouse (ACH) Receiving...................................17
Balance Reporting.........................................................17
Cash Manager..............................................................18
EDI Receiving.............................................................18

Relationship Management
Customer Information System (CIS).........................................19
Account Analysis..........................................................20
Customer Profitability....................................................20
EASE Marketing Solutions..................................................21
Profitability Modeling....................................................22
Relationship Packaging (RPS)..............................................22

Delivery Services
Platform Services.........................................................23
Home Banking Services.....................................................24
EFT Services..............................................................29
BankCard Services Cardholder..............................................32
BankCard Services Visa Commercial Card....................................36
BankCard Services Merchant................................................37
BankCard Services Support Services........................................40


--------------------------------------------------------------------------------
                   M&I DATA SERVICES - 1997 PRODUCT PRICE LIST
Confidential                                             Effective March 1, 1998
                                                                               i

Table of Contents
--------------------------------------------------------------------------------

Information Management
Information Desktop.......................................................45
RAMIS.....................................................................45
STAR View.................................................................47
Microfiche................................................................47
Remote Site Support.......................................................48

Client Support Services
The Support Center........................................................49
Network Services..........................................................49
Services Continuity.......................................................50
User Manuals..............................................................51
Programming and Development...............................................51
Consulting Services.......................................................51
Education Services........................................................52

Additional Services.......................................................53

Appendix A-System Reports
Index

--------------------------------------------------------------------------------
                   M&I DATA SERVICES - 1997 PRODUCT PRICE LIST
Confidential                                             Effective March 1, 1998
Page ii

                                                        Core Processing Products
--------------------------------------------------------------------------------
DEPOSIT SERVICES
--------------------------------------------------------------------------------

Accounts
   Demand                                      .435 per open account
   Money Market                                .435 per open account
   Savings                                     .435 per open account
   NOW Accounts                                .435 per open account
   Line of Credit Accounts                     .67 per open account
Time Deposit IDs                               .32 per open deposit ID
Transactions
      1 - 250,000                              .031 per monetary transaction
      250,001 - 500,000                        .028 per monetary transaction
      500,001 - 750,000                        .025 per monetary transaction
      750,001 - 1,000,000                      .023 per monetary transaction
      Over 1,000,000                           .019 per monetary transaction
      Minimum Fee                              250.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
Backdating of Transactions                     500.00 per application                 Applies to Remote Item Capture
   Minimum Fee                                 1,000.00 per request                   transmissions.  Applications may
                                                                                      include Deposits, Loans, General
                                                                                      Ledger, and Remotes.
---------------------------------------------- -------------------------------------- -------------------------------------
Branch Change--Automated                       .08 per keyword
---------------------------------------------- -------------------------------------- -------------------------------------
Checks Issued (Troy)                           .15 per check                          Includes CD interest and club
   Check Signature Plate                       100.00 per signature plate             checks.  Setup fee applies.
---------------------------------------------- -------------------------------------- -------------------------------------
Check Ordering--On-line                        .0075 per open demand deposit          Setup fee not applicable.
                                               and NOW account
---------------------------------------------- -------------------------------------- -------------------------------------
Checking Account Verification--On-line
   Harland Telechex Inquiries                  No charge
   Deluxe ChexSystems Inquiries                .05 per inquiry
---------------------------------------------- -------------------------------------- -------------------------------------
Criteria Posting
      Transactions                             .065 per NSF item
      Minimum Fee                              50.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
Custom Statement Formatter (CSF)                                                      Setup fee applies (per quote).
      Deposit Statement Plus                   No charge
      Deposit Statement Premium Plus           .02 per statement copy
      Customer-designed Format                 .02 per statement copy
---------------------------------------------- -------------------------------------- -------------------------------------
Deposit Escrow Subaccounting                   .25 per relationship                   Charges for Deposit Escrow
                                                                                      Subaccounting reports can be found
                                                                                      on page 3 under Reports--Nonstandard.
                                                                                      Setup fee applies.
---------------------------------------------- -------------------------------------- -------------------------------------
Exception Processing--On-line                                                         Setup fee not applicable.
      Transactions                             .04 per transaction
      Minimum Fee                              50.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
Funds Transfer--Automated (AFT)
      Accounts                                 .08 per account
      Minimum Fee                              50.00 per institution


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                     Page 1


Core Processing Products
--------------------------------------------------------------------------------
DEPOSIT SERVICES
--------------------------------------------------------------------------------
Integrated Funds Management System (IFMS)                                             Setup charge of $1,000.00 applies.
   Deposit to Deposit
   Deposit to other M&I Applications           No charge
   Transactions to Third Party                 No charge                              Other M&I applications may include
   Investments to Third Party                  .10 per transaction                    M&I Loan and Trust Systems.
   Third Party Interface Setup                 .20 per account relationship
                                               Per quote                              Setup charge for interface to
                                                                                      BankCard Services is $1,000.00
---------------------------------------------- -------------------------------------- -------------------------------------
Interest Plan Test                             250.00 per interest plan               R-0346 available for commercial
                                                                                      accounts only.
---------------------------------------------- -------------------------------------- -------------------------------------
Mass Changes                                   30.00 per request
   Keywords                                    .08 per transaction
---------------------------------------------- -------------------------------------- -------------------------------------
Money Manager Subledger Accounts               .235 per account                       The number of accounts equals the
                                                                                      highest number of money manager
                                                                                      accounts established during the
                                                                                      billing period.  For setup, keyword
                                                                                      change prices apply.
---------------------------------------------- -------------------------------------- -------------------------------------
On-line Dollar                                                                        On-line dollar charges apply only to
      Accounts                                 .044 per account                       customers not using On-line Teller.
      Minimum Fee                              50.00 per institution                  Accounts include demand, line of
Deposit Live Log Transactions                  .027 per transaction                   credit, money market, NOW, savings,
                                                                                      and time deposit (Level 1-3)
                                                                                      accounts.
---------------------------------------------- -------------------------------------- -------------------------------------
Product Conversion--Automated                   .08 per keyword
---------------------------------------------- -------------------------------------- -------------------------------------
Reaccrual Processing                           250.00 per interest plan               R-0345; available for commercial
                                                                                      accounts only.
---------------------------------------------- -------------------------------------- -------------------------------------
Retention
   Closed Accounts                             .05 per account
   Closed Time Deposit IDs                     .05 per deposit ID
   Cycle--12 Months                            .075 per account                       Three-month cycle retention
      Minimum Fee                              25.00 per institution                  provided at no charge.
                                                                                      Twelve-month cycle retention
                                                                                      includes the History Analysis
                                                                                      Report, R-2830.
  Transaction Retention                        .05 per 1,000 transactions/day         Applicable for transactions
                                                                                      retained past cycle date.
---------------------------------------------- -------------------------------------- -------------------------------------
Retirement Account Reporting                                                          Retirement deposits can be open and
      1 - 20,000                               .44 per deposit                        closed deposit IDs and open and
      Over 20,000                              .39 per deposit                        closed Level 0 retirement accounts.
      Minimum Fee                              50.00 per institution                  Includes all IRS reporting (1099s,
                                                                                      5498s).
---------------------------------------------- -------------------------------------- -------------------------------------
Reports--Standard                              12.00 per additional copy              Two copies of many reports provided
                                                                                      at no charge. Please refer to
                                                                                      Appendix A for the listing of
                                                                                      deposit reports, number of copies
                                                                                      provided at no charge, and the
                                                                                      recommended frequency for each
                                                                                      report.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 2



                                                        Core Processing Products
--------------------------------------------------------------------------------
DEPOSIT SERVICES
--------------------------------------------------------------------------------
Reports--Nonstandard                                                                  Refer to Appendix A.
   Bank Control Print                          65.00 per application/report
   Deposit Escrow Subaccounting                27.00 per report                       Deposit Escrow Subaccounting
                                                                                      Reports: R-4800, R-4810, R-4820,
                                                                                      R-4830, R-4840.
  Name and Address List, Labels, and
    3x5 Cards
      Base Fee                                 35.00 per request
      List                                     .04 per account
      Labels                                   .06 per label
      3x5 Cards                                .075 per 3x5 card
      Magnetic Tape                            150.00 per tape
   New Interest Rate Exceptions                27.00 first report in a month
      Additional Reports                       1.80 per additional copy               R-4200
   Original Issue Discount                     27.00 per report/per request
   Schedule CMR                                630.00 per request
   Summary of Deposits                         27.00 per parameter requested
   Sweep Report                                27.00 per report
   Time Deposit Audit Report                   27.00 per report                       R-0350 and R-0360
   Transaction Code Usage Report               27.00 per report                       R-1241
   Transaction Journal--Daily                  65.00 per additional copy
                                                                                      One copy of the R-1010, Transaction
   Trial Balance--Daily                                                               Journal, at no charge.
      R-1000, R-1001                           65.00 per copy
                                                                                      Remote print institutions receive
      R-4000, R-4001                           65.00 per additional copy              one copy of the R-1000 or R-1001
                                                                                      at no charge.
                                                                                      One copy of the R-4000 or R-4001
                                                                                      provided per day at no charge.
Trust Escrow Report                            27.00 first copy in a month
   Additional Reports                          1.80 per additional copy
                                                                                      R-2225
---------------------------------------------- -------------------------------------- -------------------------------------
Reversal of Transactions                       500.00 per application                 Applies to Remote Item Capture
   Minimum Fee                                 1,000.00 per request                   transmissions.  Applications may
                                                                                      include Deposits, Loans, General
                                                                                      Ledger, and Remotes.
---------------------------------------------- -------------------------------------- -------------------------------------
Service Charge Test                            250.00 per service charge              R-0340
---------------------------------------------- -------------------------------------- -------------------------------------
Saturday Processing                            .055 per open account


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                     Page 3


Core Processing Products
--------------------------------------------------------------------------------
ON-LINE SERVICES
--------------------------------------------------------------------------------
On-line Teller                                                                        Prices for On-line Teller include
   Base Fee                                    70.00 per institution                  usage of On-line Dollar.
   Accounts                                    .059 per account
   Deposit Live Log Transactions               .027 per transaction                   Accounts include demand, line of
   Loan Realtime Transactions                  .027 per transaction                   credit, money market, NOW, savings,
   No-book Transactions                        .0031 per outstanding transaction      and time deposit (Level 1-3)
                                                                                      accounts.
---------------------------------------------- -------------------------------------- -------------------------------------
Controller-based Teller System Support         50.00 per institution for the first
                                               controller
      Additional Controllers                   5.00 per additional controller
---------------------------------------------- -------------------------------------- -------------------------------------
Tellerlink                                     100.00 per institution                 Setup fees apply to Tellerlink and
   Large Currency Transaction Reporting        50.00 per institution                  Large Currency Reporting.
 ---------------------------------------------- -------------------------------------- -------------------------------------
Teller Trial Balance                           27.00 per report                       R-0200


--------------------------------------------------------------------------------
IRS REPORTING SERVICES
--------------------------------------------------------------------------------
IRS Government Reporting System
   Base Fee                                    35.00 per institution/federal
                                               taxpayer ID
   On-line Transactions                        .40 per transaction
   Amended Forms                               1.00 per amendment
---------------------------------------------- -------------------------------------- -------------------------------------
IRS 1098, 1099 Processing                      Announced in 4th quarter
   IRS 1099/1098 Form Mailing                  Announced in 4th quarter
---------------------------------------------- -------------------------------------- -------------------------------------
B-Notice Reporting                             .75 per record
      Minimum Fee                              300.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
IRS Notice 972CG, Notice of Proposed Civil
   Penalty                                     .55 per record
      Minimum Fee                              235.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
IRS TIN Audit Tape Report                      125.00 per run
---------------------------------------------- -------------------------------------- -------------------------------------
Loan Tax ID Solicitation Letters               40.00 per report                       R-6869
---------------------------------------------- -------------------------------------- -------------------------------------
Tax ID Name and Address List                   40.00 per report
---------------------------------------------- -------------------------------------- -------------------------------------
Tax ID Number Report                           40.00 per report                       R-2250


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 4


                                                        Core Processing Products
--------------------------------------------------------------------------------
IRS REPORTING SERVICES
--------------------------------------------------------------------------------
W-9 Reporting                                  .095 per form
   Base Fee                                    40.00 per request
   Instruction Sheets                          .04 per sheet
   Additional Reports                          40.00 per report
   Name and Address List, Labels, and
     3x5 Cards
      Base Fee                                 35.00 per request
      List                                     .04 per account
      Labels                                   .06 per label
      3x5 Cards                                .075 per 3x5 card
---------------------------------------------- ----------------------------------------------------------------------------
FUNDTECH FEDPLUS WIRE TRANSFER                 Third-party fees apply.  Remote setup charges may apply.
---------------------------------------------- -------------------------------------- -------------------------------------
Interface Support Fee                          150.00 per bank
---------------------------------------------- ----------------------------------------------------------------------------
CURRENCY TRANSACTION REPORTING                 Setup fee not applicable except for Remote MICR customers (per quote).
---------------------------------------------- -------------------------------------- -------------------------------------
Base Fee                                       50.00 per institution                  Includes standard reports, six
                                                                                      months CTR on-line retention, and
                                                                                      15 days cash transaction retention.
---------------------------------------------- -------------------------------------- -------------------------------------
Forms (4789)                                   2.00 per form                          Created on mag tape or paper.
---------------------------------------------- -------------------------------------- -------------------------------------
Extended Retention
   On-line Retention                           .35 per 1,000 items/day                Charge applies to CTR retention
      Minimum Fee                              10.00 per month                        (beyond six months) and cash
                                                                                      transaction retention (beyond 15
                                                                                      days).
---------------------------------------------- -------------------------------------- -------------------------------------
Suspicious Activity Tracking
   Global Suspicious Activity Reports          .25 per TIN reported                   Extended cash transaction retention
                                                                                      required for this feature.
      Minimum Fee                              10.00 per report                       Maximum charge for a report not to
                                                                                      exceed $500.00.
   Individual TIN Request Reports              10.00 per report                       Maximum of 30 TINs per day.
---------------------------------------------- -------------------------------------- -------------------------------------
Exemption Tracking
   Exemption Report Requests                   .50 per TIN reported                   Report can be requested on up to 12
      Minimum Fee                              10.00 per report                       TINs per day or on all existing
                                                                                      exempt customers. Extended cash
                                                                                      transaction retention required for
                                                                                      this feature.
---------------------------------------------- -------------------------------------- -------------------------------------
Exemption CTR Record History
   TIN History Requests                        50.00 per report                       Mag tape reporting required.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                     Page 5


Core Processing Products
--------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------- -------------------------------------
SAFE DEPOSIT                                   Setup fee not applicable.
---------------------------------------------- -------------------------------------- -------------------------------------
Base Fee                                       25.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
Boxes                                          .075 per box
---------------------------------------------- -------------------------------------- -------------------------------------
LOAN SERVICES
---------------------------------------------- -------------------------------------- -------------------------------------
Loans                                          1.21 per open note                      Includes commercial, installment,
  Minimum Fee                                  250.00 per institution                  mortgage, floor plan, and revolving
  Paid Loan Retention                          .05 per paid/closed note                credit loans.
---------------------------------------------- -------------------------------------- -------------------------------------
Accounts                                       .20 per account without associated
                                               notes
---------------------------------------------- -------------------------------------- -------------------------------------
Bank Control                                   65.00 per application/report
---------------------------------------------- -------------------------------------- -------------------------------------
Checks                                         .15 per check issued                   Includes refund, escrow
                                                                                      disbursement, and investor checks.
---------------------------------------------- -------------------------------------- -------------------------------------
Collateral Processing                                                                 Setup fee not applicable.  Please
      Items                                    .18 per collateral item                refer to Appendix A for report
      Minimum Fee                              50.00 per institution                  frequencies.
---------------------------------------------- -------------------------------------- -------------------------------------
Coupon Book Orders                             .065 per book ordered
---------------------------------------------- -------------------------------------- -------------------------------------
CRA/HMDA Extract Request
   First Financial Institution in Holding      1,000.00 per institution
      Company
   Additional Institutions in Holding Company  250.00 per additional institution
   Diskette
   Tape (Reel)                                 120.00 per diskette
   Tape (Cartridge)                            150.00 per tape
   Transmission                                75.00 per cartridge
                                               6.75 per transmission                  One time setup fee applies per
                                                                                      quote.
---------------------------------------------- -------------------------------------- -------------------------------------
Escrow Analysis                                .21 per note analyzed                  Price applies for both Test and
                                                                                      Final. Refer to Loan Customer
                                                                                      Statements for additional charges.
---------------------------------------------- -------------------------------------- -------------------------------------
Escrow Tax/Insurance                           .075 per account                       Refer to Tape/Transmission
                                                                                      Processing for additional charges.
---------------------------------------------- -------------------------------------- -------------------------------------
Investor Reporting                                                                    Please refer to Appendix A for
   GNMA                                        80.00 per institution                  tape-related investor reports.
   FNMA or FHLMC                               .17 per participation
      Minimum Fee                              100.00 per institution                 This minimum fee only applies to
                                                                                      FNMA or FHLMC (not to GNMA).
---------------------------------------------- -------------------------------------- -------------------------------------
Mass Changes                                   30.00 per request
   Keywords                                    .08 per transaction


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 6


                                                        Core Processing Products
--------------------------------------------------------------------------------
LOAN SERVICES
--------------------------------------------------------------------------------
Name and Address List, Labels, and 3x5 Cards                                          R-6260, R-6261, R-6265, R-6808,
      Base Fee                                 35.00 per request                      R-6809.
      List                                     .04 per account
      Labels                                   .06 per label
      3x5 Cards                                .075 per 3x5 card
      By Keyword                               .06 per label
---------------------------------------------- -------------------------------------- -------------------------------------
Notices                                                                               Please refer to Appendix A for
   Customer Notices                            .05 per notice                         specific notice titles and report
                                                                                      numbers.
   Customized Notices Premium (CSF)            .02 per notice                         Setup fee applies for CSF notices.
----------------------------------------------- ------------------------------------- -------------------------------------
Reports                                                                               The prices apply to copies
   Daily Hard Copy Reports                                                            exceeding the report frequencies
      1 - 5,000 Accounts                        23.00 per additional copy             which are listed in Appendix A.
      5,001 - 10,000 Accounts                   29.00 per additional copy
      Over 10,000 Accounts                      36.00 per additional copy
   Weekly Hard Copy Reports
      1 - 5,000 Accounts                        44.00 per additional copy
      5,001 - 10,000 Accounts                   56.00 per additional copy
      Over 10,000 Accounts                      67.00 per additional copy
   Monthly Hard Copy Reports
      1 - 5,000 Accounts                        65.00 per additional copy
      5,001 - 10,000 Accounts                   77.00 per additional copy
      Over 10,000 Accounts                      88.00 per additional copy
   Semiannual/Annual Hard Copy
     Reports
      1 - 5,000 Accounts                        114.00 per additional copy
      5,001 - 10,000 Accounts                   137.00 per additional copy
      Over 10,000 Accounts                      158.00 per additional copy
----------------------------------------------- ------------------------------------- -------------------------------------
Revolving Credit With Check Access
   Premium                                      .08 per note                          Setup fee not applicable.
----------------------------------------------- ------------------------------------- -------------------------------------
Sale of Servicing                               1.00 per note
   Conversion/Consulting/Programming            Per quote
----------------------------------------------- ------------------------------------- -------------------------------------
Saturday Processing                             .071 per note


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                     Page 7


Core Processing Products
--------------------------------------------------------------------------------
LOAN SERVICES
--------------------------------------------------------------------------------
Statements
   Loan Transaction Detail on Combined
     Statements                                 .05 per note                          Please refer to CIS for Combined
                                                                                      Statement pricing.
   Customer Statements                          .05 per statement                     Please refer to Appendix A for
                                                                                      specific statement titles and
                                                                                      report numbers.
   Customized Statements
      Premium (CSF)                             .02 per statement                     Setup fee applies for CSF statements.
----------------------------------------------- ------------------------------------- -------------------------------------
Tape/Transmission Processing                    80.00 per tape                        Tape Processing for noninvestor
   Credit Bureau Tapes                          80.00 per credit bureau               includes tax/insurance escrow
   Insurance Tapes/Transmission                 80.00 per company                     disbursement and FHLB.
----------------------------------------------- ------------------------------------- -------------------------------------
CFI Laser Pro Interface                                                               Third-party fees apply
   Setup/Consulting Fee                         3,000.00 per institution
      Additional Institutions in Holding        1,000.00 per additional institution
        Company
   Interface Support Fee                        100.00 per institution
      Additional Institutions in Holding        50.00 per additional institution
        Company
----------------------------------------------- ----------------------------------------------------------------------------
ON-LINE COLLECTIONS/QUEUING                     On-line Collections/Queuing incorporates Task Tracking.  Please refer to
                                                Appendix A for report frequencies.  Setup fee not applicable.
----------------------------------------------- ----------------------------------------------------------------------------
Active/Inactive Accounts                        .50 per account
Dormant/Paid-off Accounts                       .10 per account
---------------------------------------------- -------------------------------------- -------------------------------------
LETTER WRITER                                  Setup fee not applicable.
---------------------------------------------- -------------------------------------- -------------------------------------
Nightly Batch Printed Letters                  .25 per letter produced
---------------------------------------------- -------------------------------------- -------------------------------------
Print Immediate Letters                        .50 per letter produced
---------------------------------------------- ----------------------------------------------------------------------------
TICKLER SYSTEM                                 Setup fee not applicable.
---------------------------------------------- -------------------------------------- -------------------------------------
Base Fee                                       30.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
Tickler Items                                  .06 per item
---------------------------------------------- -------------------------------------- -------------------------------------
NOTE PAD                                       Setup fee not applicable.
---------------------------------------------- -------------------------------------- -------------------------------------
Note Pad Data                                  .0005 per line


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 8


                                                        Core Processing Products
---------------------------------------------- ----------------------------------------------------------------------------
ON-LINE INQUIRY GENERATOR                      Setup fee of $1,200.00 applies.
---------------------------------------------- ----------------------------------------------------------------------------
Custom Screens - Based on Number of Accounts                                          Accounts are total open deposit
      0 - 25,000                               20.00 per screen                       accounts and loan notes.
      25,001 - 50,000                          25.00 per screen
      50,001 - 90,000                          30.00 per screen
      90,001 - 150,000                         35.00 per screen
      Over 150,000                             35.00 + 5.00 for every 50,000
                                               accounts over 150,000

---------------------------------------------- -------------------------------------- -------------------------------------
USER-DEFINED SECURITY
---------------------------------------------- -------------------------------------- -------------------------------------
Protected Functions                            1.75 per screen
      Minimum Fee                              30.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
AUDIT SERVICES
---------------------------------------------- -------------------------------------- -------------------------------------
Account Verification
   Request Fee                                 50.00 per account category
   Positive or Negative Verification           .32 per account
   Trial Balance                               25.00 per report
   File Footings and Histograms                25.00 per account category
---------------------------------------------- -------------------------------------- -------------------------------------
Consulting/Custom Programming                  140.00 per hour                        Minimum charge of 1 hour applies
---------------------------------------------- ----------------------------------------------------------------------------
FINANCIAL CONTROL (GENERAL LEDGER)
---------------------------------------------- -------------------------------------- -------------------------------------
Base Fee                                       100.00 per institution
Detail Accounts                                .535 per open and closed account
Transactions                                   .039 per monetary transaction
---------------------------------------------- -------------------------------------- -------------------------------------
Budget Spread                                  25.00 per report                       GLR 512
---------------------------------------------- -------------------------------------- -------------------------------------
Budget Upload (PC)                             200.00 per uploaded diskette           Includes input, testing,
                                                                                      verification and upload.
      Information Formatting                   140.00 per hour                        Minimum charge of 1 hour applies.
                                                                                      Additional charge if diskette
                                                                                      received from customer is
                                                                                      improperly formatted.
      Diskette Fee                             25.00 per preformatted diskette
---------------------------------------------- -------------------------------------- -------------------------------------
Chart of Accounts                                                                     One copy of GLR 960 per quarter
   Account Header and Detail List              25.00 per additional report            provided at no charge.
   Indented Chart of Accounts                  25.00 per report                       GLR 962
   Center Sequence (all accounts)              25.00 per report                       GLR 964
   Chart Comparison                            50.00 per report                       FIN010


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                     Page 9


Core Processing Products
---------------------------------------------- ----------------------------------------------------------------------------
FINANCIAL CONTROL (GENERAL LEDGER)
---------------------------------------------- -------------------------------------- -------------------------------------
Consolidated Quarterly Analysis                100.00 per report                      GLR 975
---------------------------------------------- -------------------------------------- -------------------------------------
Consolidation Report                           100.00 per set of reports              GLR 321-325; setup fee applies.
---------------------------------------------- -------------------------------------- -------------------------------------
Cost  Center Reports                                                                  One GLR 380 provided per month at
      Monthly                                  No charge                              no charge; additional reports cost
      Daily Reports                            25.00 per cost center                  the same as GLR 370.
---------------------------------------------- -------------------------------------- -------------------------------------
Detail Account Analysis
      Weekly                                   15.00 per account                      GLR 370
      Month to Date                            50.00 per additional report            One month-to-date report provided
      Year to Date                             50.00 per report                       at no charge.  When requested
      Annual                                   50.00 per report                       through Customer Service, the price
                                                                                      for the year to date is $100 per
                                                                                      report and the price for the Annual
                                                                                      Report is $150 per report.
---------------------------------------------- -------------------------------------- -------------------------------------
Detail Quarterly Analysis                      50.00 per report                       GLR 970
---------------------------------------------- -------------------------------------- -------------------------------------
Financial Statements (monthly)                 25.00 per additional request           One set of the GLR 303, 310-312
                                                                                      provided at no charge.
---------------------------------------------- -------------------------------------- -------------------------------------
Full Print of Master Records                   25.00 per report                       GLR 950
---------------------------------------------- -------------------------------------- -------------------------------------
Application Interface
   Base Fee                                    140.00 per institution
   Tables for Interface (control totals)       .0265 per parameter
   Consolidated Transactions                   .0335 per transaction
   Application Interface Only                  500.00 per institution
Interface Mass Change Applications             140.00 per hour                        Minimum charge of 1 hour applies.
---------------------------------------------- -------------------------------------- -------------------------------------
Hierarchy Table Changes                        140.00 per hour                        Minimum charge of 1 hour applies.
---------------------------------------------- -------------------------------------- -------------------------------------
Historical Data Storage                        100.00 per additional year             Current and prior two years
                                                                                      provided at no charge.  Two
                                                                                      additional years provided at $100
                                                                                      per month for each year retained.
---------------------------------------------- -------------------------------------- -------------------------------------
Interface Control File
   Listing by Account                          25.00 per report                       GLR295
---------------------------------------------- -------------------------------------- -------------------------------------
Financial Control On-line (FCO)                                                       Cost includes all Financial Control
   On-line Account Inquiry                     .036 per detail account                reports with the exception of GLR
   On-line Report Inquiry                      100.00 per institution                 220, GLR 240, and GLR 250. These
   On-line Transaction History                 .0125 per transaction                  reports are available at a cost of
      Minimum Fee                              25.00 per institution                  $.01 per detail account.
---------------------------------------------- -------------------------------------- -------------------------------------
Matrix Reports/Report Writer                   25.00 per request
---------------------------------------------- -------------------------------------- -------------------------------------
Saturday Processing                            .105 per detail account
---------------------------------------------- -------------------------------------- -------------------------------------
Standard Descriptions                          30.00 per institution                  For MICR capture of GL tickets.
---------------------------------------------- -------------------------------------- -------------------------------------
Subledger Reports                              15.00 per report                       GLR 371-379
---------------------------------------------- -------------------------------------- -------------------------------------
Transaction Journal Daily (Snapshot)           .07 per parameter                      GLR 298
      Minimum Fee                              25.00 per institution


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 10


                                                                                                   Core Processing Products
---------------------------------------------- ----------------------------------------------------------------------------
ACCOUNTS PAYABLE                               One-time, third-party licensing fee applies.
---------------------------------------------- -------------------------------------- -------------------------------------
Base Fee                                       100.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
Vendors                                        .50 per vendor
---------------------------------------------- -------------------------------------- -------------------------------------
Information Expert                             150.00 per run
---------------------------------------------- -------------------------------------- -------------------------------------
Invoices                                       .73 per invoice
---------------------------------------------- -------------------------------------- -------------------------------------
Name and Address Labels
      Base Fee                                 35.00 per request
      Labels                                   .06 per label
---------------------------------------------- ----------------------------------------------------------------------------
FIXED ASSETS                                   One-time, third-party licensing fee applies.
---------------------------------------------- -------------------------------------- -------------------------------------
Base Fee                                       60.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
Accounts                                       .065 per account
---------------------------------------------- -------------------------------------- -------------------------------------
Transactions                                   .23 per transaction
---------------------------------------------- -------------------------------------- -------------------------------------
MANAGEMENT INFORMATION SERVICE
---------------------------------------------- -------------------------------------- -------------------------------------
Base Fee                                       42.00 per institution                  One account inquiry fee is waived
Account Inquiry Access                         17.00 per account                      if customer uses M&I's item capture
                                                                                      system.
---------------------------------------------- ----------------------------------------------------------------------------
TEST/TRAINING BANK
---------------------------------------------- ----------------------------------------------------------------------------
Minimum Fee                                    1,000.00 per institution
---------------------------------------------- ----------------------------------------------------------------------------
FILE MAINTENANCE SERVICES
---------------------------------------------- ----------------------------------------------------------------------------
NCOA (National Change of Address)
Scrub Service
   Setup Fee                                   250.00 per request                     Includes one copy of report.
   Processing Fee                              2.25 per 1,000 records
---------------------------------------------- -------------------------------------- -------------------------------------
ZIP + 4 CASS Delivery Point Certification
   Setup Fee                                   250.00 per request
   Processing Fee                              7.50 per 1,000 records
---------------------------------------------- -------------------------------------- -------------------------------------
Area Code Update Service
   Setup Fee                                   350.00 per request
   Processing Fee                              2.25 per 1,000 records


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 11


Core Processing Products
---------------------------------------------- ----------------------------------------------------------------------------
MASTER FILE UNLOAD SERVICES
---------------------------------------------- ----------------------------------------------------------------------------
Master File Unload to 3420 Reel Tapes
   First Reel Tape                             150.00 per tape
   Additional Reel Tapes                       50.00 per tape
Master File Unload to 3480/90 Cartridge Tapes
   First Cartridge Tape                        75.00 per cartridge
   Additional Cartridge Tapes                  40.00 per cartridge



---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 12



                                                                                            MICASH Cash Management Services
---------------------------------------------- ----------------------------------------------------------------------------
ACCOUNT RECONCILIATION                         Prices are per account cycle. Setup fee applicable per quote.
---------------------------------------------- ----------------------------------------------------------------------------
Plan 1
      Base Fee                                 33.00 per account
      First 1,000 Items                        No charge
      Over 1,000 Items                         .031 per item
---------------------------------------------- -------------------------------------- -------------------------------------
Plan 2
      Base Fee                                 35.00 per account
      First 1,000 Items                        No charge
      Over 1,000 Items                         .031 per item
---------------------------------------------- -------------------------------------- -------------------------------------
Plan 3
      Base Fee                                 39.00 per account
      First 1,000 Items                        No charge
      Over 1,000 Items                         .035 per item
---------------------------------------------- -------------------------------------- -------------------------------------
Deposit Reconciliation (Plan 9)
      Base Fee                                 33.00 per account
      First 1,000 Items                        No charge
      Over 1,000 Items                         .031 per item
---------------------------------------------- -------------------------------------- -------------------------------------
Fine Sorting
      Base Fee                                 16.25 per account
      First 1,000 Items                        No charge
      Over 1,000 Items                         .015 per item
---------------------------------------------- -------------------------------------- -------------------------------------
Transaction/Exception Item Retention           .0011 per item/greater than 35
                                               days
---------------------------------------------- -------------------------------------- -------------------------------------
Data Entry Input by M&I
   Issued Items                                .28 per item
---------------------------------------------- -------------------------------------- -------------------------------------
Multiple Statements                            1.50 per multiple statement
                                               component/per account
---------------------------------------------- -------------------------------------- -------------------------------------
Midcycle Account Setup                         20.00 per account
---------------------------------------------- -------------------------------------- -------------------------------------
Midcycle Statements                            1.50 per multiple statement
                                               component/per account
---------------------------------------------- -------------------------------------- -------------------------------------
Special Statements                             Per cycle                              Special statements are billed per
                                                                                      request at the same rate as Plan
                                                                                      1, 2, or 3.
---------------------------------------------- -------------------------------------- -------------------------------------
Tape Output                                    25.00 per tape/per account
---------------------------------------------- -------------------------------------- -------------------------------------
Transmission Output                            6.25 per transmission/per              Transmission of a paid file to a
                                               account                                customer's PC requires use of the
                                                                                      Treasury Connection System and
                                                                                      Cash Management Network Access.
                                                                                      Please refer to Treasury
                                                                                      Connection for complete detail of
                                                                                      fees for PC file transmissions.
                                                                                      Software required to support
                                                                                      transmissions to a customer
                                                                                      mainframe is dependent upon the
                                                                                      type of mainframe used and is
                                                                                      billed at the rate stated above.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 13


MICASH Cash Management Services
---------------------------------------------- ----------------------------------------------------------------------------
TREASURY CONNECTION
---------------------------------------------- ----------------------------------------------------------------------------
Conversion Fees
   Bank Conversion                             250.00 per institution
   Conversion Training - 5-day Class           555.00 per individual
      Windows Upgrade  Class - 3 Days          365.00 per individual
---------------------------------------------- -------------------------------------- -------------------------------------
Windows-based Software License Fee             200.00 per corporate customer
Corporate Customer Setup                       50.00 per corporate customer
M&I Customer Setup                             150.00 per corporate customer
---------------------------------------------- -------------------------------------- -------------------------------------
Balance Reporting                                                                     The $55 base fee includes previous
   Balance Reporting Base Fee                  55.00/65.00 per institution            and intraday balance and
   Over Three Accounts                         5.00 per account                       transaction reporting for each
   Touch-tone Balance Reporting                                                       corporate customer's first three
     (audio response unit)                     30.00 first three accounts             accounts.  If the institution
      Over Three Accounts                      5.00 per additional account            elects to have M&I provide customer
   Fax Reporting                               1.00 per page                          support and administration for
                                                                                      their corporate customers, the $65
                                                                                      base fee applies.
   Data Retention
      7 Days                                   No charge
      14 Days                                  5.00 per account/month
      31 Days                                  10.00 per account/month
      45 Days                                  15.00 per account/month
      62 Days                                  20.00 per account/month
---------------------------------------------- -------------------------------------- -------------------------------------
Additional Services
   Book Transfer                               15.00 + base per module
   Stop Payment                                15.00 + base per module
   Wire Transfer                               15.00 + base per module
---------------------------------------------- -------------------------------------- -------------------------------------
Deposit Reporting
   Base Fee                                    15.00 per corporate customer
   Transactions                                .10 per transaction


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 14


                                                                                            MICASH Cash Management Services
---------------------------------------------- ----------------------------------------------------------------------------
TREASURY CONNECTION
---------------------------------------------- ----------------------------------------------------------------------------
Electronic Statement Processing (ESP)
  File Download Fees - PC
   Recon Paid File (ESP 701)                   10.00 per customer
      Recon Paid File Transmission             6.25 per customer
      Setup                                    140.00 per customer
   Recon Paid File (ESP 703)
      Translated EDI                           10.00 per customer
      Setup                                    Per quote
   Recon Paid File (ESP 708)
      Account Analysis                         10.00 per customer
      Setup                                    140.00 per customer
   Recon Paid File (ESP 709)
      DDA Statements                           10.00 per customer
      Setup                                    140.00 per customer
PC ACH Intercept                               10.00 per customer
      Setup                                    Per quote
---------------------------------------------- -------------------------------------- -------------------------------------
File Transfer Upload Fees - PC                                                        ACH, Account Reconciliation, and
   Customer-initiated ACH Transfer Fees                                               EDI transmission fees also apply.
      ACH Transfer Maintenance                 10.00 per customer
      PC ACH Maintenance                       12.00 per customer
      PC ACH Transmissions                     6.25 per transmission
      PC ACH Transactions                      .10 per transaction
      Fed Charges                              Pass through
      File Adjustments                         5.00 per correction
      File Transfer Setup                      125.00 per customer
   Recon Issued File (ESP 702)
      Recon Issued                             10.00 per customer
      Recon Issued Setup                       140.00 per customer
---------------------------------------------- ----------------------------------------------------------------------------
CASH MANAGEMENT NETWORK ACCESS                 The Cash Management Network Access is required for all customers who either receive or send data with a PC. It is required when using the following PC-based file transfer services: ACH Origination, Balance
                                               File Download, and Recon Paid File Download.
---------------------------------------------- -------------------------------------- -------------------------------------
High Density                                   .20 per connect minute                 Minimum connect time of 2 minutes
                                                                                      per connection.
---------------------------------------------- -------------------------------------- -------------------------------------
Low, Medium Density                            .25 per connect minute                 Minimum connect time of 2 minutes
                                                                                      per connection.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 15


MICASH Cash Management Services
---------------------------------------------- ----------------------------------------------------------------------------
AUTOMATED CLEARINGHOUSE (ACH) ORIGINATING
---------------------------------------------- -------------------------------------- -------------------------------------
ACH Origination From Deposit System            .07 per transaction
---------------------------------------------- -------------------------------------- -------------------------------------
ACH Origination From Loan System               .07 per transaction
---------------------------------------------- -------------------------------------- -------------------------------------
Credit Limit Processing                        .20 per ACH batch (per day)            Represents the number of batch
                                                                                      header records within an ACH file.
---------------------------------------------- -------------------------------------- -------------------------------------
Data Entry From Listing
   Base Fee                                    60.00 per run
   Transactions                                .25 per item
---------------------------------------------- -------------------------------------- -------------------------------------
Data Entry Return/NOC Charges                  25.00 per company
   Transactions                                .05 per item
---------------------------------------------- -------------------------------------- -------------------------------------
External Funds Transfer
   Base Fee                                    45.00 per institution
   Accounts                                    .077 per account
---------------------------------------------- -------------------------------------- -------------------------------------
File Adjustments                               5.00 per correction
---------------------------------------------- -------------------------------------- -------------------------------------
NACHA Format Transmission                      16.50 per run
   Transactions
      1 - 1,000                                .038 per item
      1,001 - 3,000                            .035 per item
      Over 3,000                               .033 per item
---------------------------------------------- -------------------------------------- -------------------------------------
NACHA Format Tape                              21.00 per run
   Transactions
      1 - 1,000                                .038 per item
      1,001 - 3,000                            .035 per item
      Over 3,000                               .033 per item
---------------------------------------------- -------------------------------------- -------------------------------------
PC Entry Through PC ACH Treasury Connection                                           Fees for PC-based ACH Origination
                                                                                      are outlined under Treasury
                                                                                      Connection.
---------------------------------------------- -------------------------------------- -------------------------------------
Setup Fees
   Standard NACHA File Tape (new
      sending point)                           125.00 per company
   Nonstandard File (new sending point)        Per quote
   Mainframe Transmission                      Per quote
   Chargeback Reporting                        Per quote
---------------------------------------------- -------------------------------------- -------------------------------------
TREM (combination ACH/PAC  processing)
   Tape or Transmission                        35.00 per run
      ACH Items                                .037 per item
      PAC Items                                .09 per item
      Chargeback Reporting                     25.00 per institution


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 16


                                                                                            MICASH Cash Management Services
---------------------------------------------- ----------------------------------------------------------------------------
AUTOMATED CLEARINGHOUSE (ACH) RECEIVING
---------------------------------------------- -------------------------------------- -------------------------------------
Base Fee                                       42.50 per institution
Transactions
      1 - 3,000                                .038 per item
      3,001 - 7,000                            .035 per item
      7,001 - 12,000                           .033 per item
      Over 12,000                              .031 per item
---------------------------------------------- -------------------------------------- -------------------------------------
Automated Check Charge Processing
   Base Fee                                    10.00 per institution
   Transactions                                .025 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
Incoming File Report                           10.00 per report
---------------------------------------------- -------------------------------------- -------------------------------------
Manual Settlement Fee                          15.00 per entry
---------------------------------------------- -------------------------------------- -------------------------------------
On-line Return Processing                      .005 per record stored                 Maintains transaction information
                                                                                      on file for inquiry access and
                                                                                      return item capability. Setup fee
                                                                                      applies (per quote).
---------------------------------------------- -------------------------------------- -------------------------------------
BALANCE REPORTING
---------------------------------------------- -------------------------------------- -------------------------------------
Outbound Data Exchange                                                                Transmission of a paid file to a
Transmission to Corporate Customer                                                    customer's PC requires use of the
      Base Charge                              2.10 per account/per day               Treasury Connection System and Cash
      Data Reported                            .10 per field                          Management Network Access.  Please
      Setup Fee                                Per quote                              refer to Treasury Connection for
Transmission to a Third Party                                                         complete detail of fees for PC file
      Base Charge                              2.45 per account/per day               transmissions.  Software required
      Data Reported                            .15 per field                          to support transmissions to a
      Setup Fee                                Per quote                              customer mainframe is dependent
Transmission Through a Third-party Network                                            upon the type of mainframe used and
      Base Charge                              3.25 per account/per day               is billed at the rate stated above.
      Data Reported                            .15 per field
      Setup Fee                                Per quote                              This reporting is done through a
                                                                                      third party to another third-party
                                                                                      network.
Transmission to Bank
      Base Charge                              1.00 per account/per day
      Add/Change/Delete                        25.00 per add, change, or delete
      Setup Fee                                Per quote


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 17


MICASH Cash Management Services
---------------------------------------------- -------------------------------------- -------------------------------------
BALANCE REPORTING
---------------------------------------------- -------------------------------------- -------------------------------------
Inbound Data Exchange
Transmission Through a Third-party Network
      Base Charge                              3.25 per account/per day
      Data Reported                            .15 per field
      Setup Fee                                Per quote
---------------------------------------------- ----------------------------------------------------------------------------
CASH MANAGER
---------------------------------------------- ----------------------------------------------------------------------------
Trust Services
   Base Fee                                    300.00 per institution
   Additional Banks in Holding Company         100.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
Preferred Vendor
      Accounts                                 15.00 per investment account           Preferred vendors include AIM,
      Accounts for Trust Customers             8.00 per investment account            Federated, Goldman Sachs, M&I and
                                                                                      Provident Funds.
---------------------------------------------- -------------------------------------- -------------------------------------
Other Vendors
      Accounts                                 20.00 per investment account
      Accounts for Trust Customers             10.00 per investment account
---------------------------------------------- -------------------------------------- -------------------------------------
One-time Programming/Training Fee                                                     Training is done at M&I, based on
   Trust Services                              20 hours per institution               predefined training dates, with
   Deposits                                    10 hours per institution               travel expense the responsibility
                                                                                      of the customer. Programming is
                                                                                      charged at $140 per hour.
---------------------------------------------- ----------------------------------------------------------------------------
EDI RECEIVING
---------------------------------------------- ----------------------------------------------------------------------------
Base Fee                                       20.00 per company
Addenda                                        No charge
Transaction                                    No charge
Translated Addenda                             No charge
---------------------------------------------- -------------------------------------- -------------------------------------
Report                                         3.00 per report                        EDI Translated Addenda Report.
---------------------------------------------- -------------------------------------- -------------------------------------
Transmission                                   2.50 per transmission
---------------------------------------------- -------------------------------------- -------------------------------------
Start-up Fees
   Conversion Setup                            1,250.00 per financial institution
   Nonstandard Translated Data                 Per quote per company
   Transmission Setup                          75.00 per company
   Transmission Setup                          Per quote per destination


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 18




                                                                                                    Relationship Management
---------------------------------------------- ----------------------------------------------------------------------------
CUSTOMER INFORMATION SYSTEM (CIS)
---------------------------------------------- -------------------------------------- -------------------------------------
Base Fee                                       150.00 per institution                 Accounts include open, closed, and
Customers                                      .033 per customer                      historical accounts.
Accounts                                       .022 per account
---------------------------------------------- -------------------------------------- -------------------------------------
Aggregate Indebtedness                                                                Setup fee not applicable.
   Base Fee                                    75.00 per request                      R-8675
   Accounts Analyzed                           .001 per account analyzed
---------------------------------------------- -------------------------------------- -------------------------------------
Customer Match-Merge
   Base Fee                                    100.00 per request
      1 - 100,000 Customers                    .06 per customer
      Over 100,000 Customers                   .04 per customer
---------------------------------------------- -------------------------------------- -------------------------------------
Customer Match Report Only
   Base Fee                                    100.00 per request
      1 - 100,000 Customers                    .03 per customer
      Over 100,000 Customers                   .02 per customer
---------------------------------------------- -------------------------------------- -------------------------------------
File Purge Procedure (CIS)                                                            One purge provided per year at no
                                                                                      charge.
   Account Purge                               150.00 per additional request          R-8310
   Customer Suspect/Purge                      150.00 per additional copy             R-8305
   Miscellaneous Accounts to History           150.00 per additional request          R-8300
---------------------------------------------- -------------------------------------- -------------------------------------
Marketing (CIS)                                                                       Includes Householding (R-8620),
   Request Fee                                 60.00 per request                      ZIP Code sort, Market Customer
   Analysis                                    .0063 per customer on file             Profile (R-8630), and CIS Selected
      Magnetic Tape Creation Interface         80.00 per tape                         Name and Address List (R-8625).
        File                                   .006 per customer selected
   Labels                                      .06 per label
---------------------------------------------- -------------------------------------- -------------------------------------
Combined Statement Processing                                                         Setup fee not applicable.
   Base Fee                                    80.00 per institution
   Account Fee                                 .057 per primary account
---------------------------------------------- -------------------------------------- -------------------------------------
Custom Statement Formatter
   (CSF) Processing Premium                    .02 per statement
---------------------------------------------- -------------------------------------- -------------------------------------
Combined Statement Profile                     55.00 per report                       R-8415
---------------------------------------------- -------------------------------------- -------------------------------------
Customer Profile I                             55.00 per report                       R-8400
---------------------------------------------- -------------------------------------- -------------------------------------
Customer Profile II                                                                   R-8401
   Base Fee                                    200.00 per request
   Customer Fee                                .002 per customer selected
   Hard Copy                                   .002 per customer selected
   Microfiche                                  .001 per customer selected


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 19


Relationship Management
---------------------------------------------- ----------------------------------------------------------------------------
CUSTOMER INFORMATION SYSTEM (CIS)
---------------------------------------------- ----------------------------------------------------------------------------
Miscellaneous Account Update                   .005 per record changed                Maintains third-party vendor
   Tape Handling                               150.00 per tape                        information on CIS.  Setup fee
   Transmission                                6.75 per transmission                  applies (per quote).
---------------------------------------------- -------------------------------------- -------------------------------------
Miscellaneous Account Profile                  55.00 per report                       R-8410
---------------------------------------------- -------------------------------------- -------------------------------------
ACCOUNT ANALYSIS
---------------------------------------------- -------------------------------------- -------------------------------------
Account Processing                             .55 per account                        Setup fee applies (per quote).
      Minimum Fee                              150.00 per institution
Statement Processing                           No charge
CSF Statement Processing Premium               .02 per statement
   On-line Statement Requests                  .25 per statement
---------------------------------------------- -------------------------------------- -------------------------------------
Account Analysis (Deposit System)                                                     Requires 12-month cycle retention.
   Base Fee                                    80.00 per institution
   Account Processing                          .35 per account
   Account Analysis Error Report               27.00 per report                       R-0410
   Account Analysis Summary Report             27.00 per report                       R-0405
---------------------------------------------- -------------------------------------- -------------------------------------
CUSTOMER PROFITABILITY
---------------------------------------------- -------------------------------------- -------------------------------------
Accounts                                                                              Setup fee applies (per quote).
        1 - 2,500                              .27 per account with 250.00
                                               minimum fee
        2,501 - 5,000                          600.00 per institution
        5,001 - 10,000                         720.00 per institution
        10,001 - 15,000                        960.00 per institution
        15,001 - 20,000                        1,200.00 per institution
        20,001 - 25,000                        1,500.00 per institution
        25,001 - 30,000                        1,800.00 per institution
        30,001 - 40,000                        2,220.00 per institution
        40,001 - 50,000                        2,640.00 per institution
        50,001 - 75,000                        3,360.00 per institution
        75,001 - 100,000                       4,200.00 per institution
        Over 100,000                           Per quote


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 20


                                                                                                    Relationship Management
---------------------------------------------- ----------------------------------------------------------------------------
EASE MARKETING SOLUTIONS                       Additional services available (i.e., demographics package, prospect lists,
                                               LAN version, multiple stand-alone PCs, third-party tapes) per quote.
                                               Please contact your account manager for multiple-bank holding company pricing.
---------------------------------------------- ----------------------------------------------------------------------------
MCIF                                                                                  Software purchase includes one
   Software                                    5,000.00 one-time setup fee            software license, one security
                                                                                      device, and associated manuals.

   Installation and Setup                                                             Installation includes setup
                                                                                      (to/from) meeting, testing, and
                                                                                      report review.
      Less Than 100,000 Accounts               5,000.00 one-time setup fee            All banks are householded at the
      100,001 - 300,000 Accounts               7,500.00 one-time setup fee            corporate level.  Please contact
      Over 300,000 Accounts                    12,500.00 one-time setup fee           your account manager for pricing if
   Holding Company                             1,500.00 one-time setup fee, per       householding needs to be done at
                                               bank                                   the individual bank level.
  -------------------------------------------- -------------------------------------- -------------------------------------
Training                                                                              Two students from the financial
   Level I MCIF (2 days)                       600.00 per student                     institution are required to attend
   Level II MCIF (2 days)                      600.00 per student                     the Level I training at the M&I
                                                                                      datacenter.
---------------------------------------------- -------------------------------------- -------------------------------------
Accounts/Records                                                                      Recurring MCIF monthly pricing for
      0 - 10,000                               330.00 per institution                 quarterly update processing.
      10,001 - 20,000                          440.00 per institution
      20,001 - 30,000                          535.00 per institution
      30,001 - 40,000                          600.00 per institution
      40,001 - 50,000                          660.00 per institution
      50,001 - 60,000                          710.00 per institution
      60,001 - 70,000                          760.00 per institution
      70,001 - 80,000                          820.00 per institution
      80,001 - 90,000                          870.00 per institution
      90,001 - 100,000                         930.00 per institution
      100,001 - 150,000                        1,005.00 per institution
      150,001 - 200,000                        1,060.00 per institution
      200,001 - 250,000                        1,110.00 per institution
      250,001 - 300,000                        1,185.00 per institution
      300,001 - 400,000                        1,290.00 per institution
   Additional Accounts (over 400,000)          .0041 per account
   Holding Company                             50.00 per additional bank

---------------------------------------------- -------------------------------------- -------------------------------------
CRA Link
      Reports and Map--One County              1,500.00 per request
      Reports and Map--Additional Counties     500.00 per county/per request
      Reports Only--Additional Counties        250.00 per county/per request


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 21


Relationship Management
---------------------------------------------- ----------------------------------------------------------------------------
PROFITABILITY MODELING
---------------------------------------------- -------------------------------------- -------------------------------------
1-4 Workstations                               3,000.00 per workstation               Licenses are per machine, also
5-10 Workstations                              2,700.00 per workstation               called per workstation.
More Than 10 Workstations                      2,500.00 per workstation               Pricing is based on threshold
                                                                                      method applied to each separate
                                                                                      purchase.
                                                                                      One hour of support per month per
                                                                                      institution is provided at no
                                                                                      additional charge. Additional
                                                                                      support will be billed at $140.00
                                                                                      per hour.
---------------------------------------------- -------------------------------------- -------------------------------------
Consulting Services                            Per quote
---------------------------------------------- -------------------------------------- -------------------------------------
RELATIONSHIP PACKAGING (RPS)                                                          Start-up fee of $500.00 per
                                                                                      institution applies.
---------------------------------------------- -------------------------------------- -------------------------------------
Package Memberships
       0-2,000                                 .22 per package member
   2,001-20,000                                .20 per package member
    over 20,000                                .18 per package member
    Minimum Fee                                150.00 per institution


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 22




                                                                                                          Delivery Services
----------------------------------------------- ---------------------------------------------------------------------------
PLATFORM SERVICES
----------------------------------------------- ---------------------------------------------------------------------------
PCTeller Workstation License
   Software                                     1,200.00 per workstation
   Software Maintenance Fee                     10.00 per workstation
   Tutorial (CBT)                               70.00 per workstation
----------------------------------------------- ------------------------------------- -------------------------------------
PCTeller Site License
   Software (unlimited use per site)            8,000.00 per site
   Software Maintenance Fee                     40.00 per site
   Tutorial (CBT)                               300.00 per site
----------------------------------------------- ------------------------------------- -------------------------------------
PCTeller Optional Services
   Professional Services/ Enhancements
   Technical support                            140.00 per hour
                                                140.00 per hour                       Per contract.
----------------------------------------------- ------------------------------------- -------------------------------------
Salespartner Workstation License
   Software                                     3,500.00 per workstation
   Software Maintenance Fee                     45.00 per workstation
   Tutorial (CBT)                               200.00 per workstation
----------------------------------------------- ------------------------------------- -------------------------------------
Salespartner Site License
   Software (unlimited use per site)            11,250.00 per site
   Software Maintenance Fee                     120.00 per site
   Tutorial (CBT)                               500.00 per site
----------------------------------------------- ------------------------------------- -------------------------------------
Salespartner Usage Fees
   Active History                               .30 per officer number
   Prospects                                    .01 per prospect record
   Sales Session Results                        .025 per sales session
----------------------------------------------- ------------------------------------- -------------------------------------
Salespartner Optional Services
   Professional Services/ Enhancements
   Technical support                            140.00 per hour
                                                140.00 per hour                       Per contract.
----------------------------------------------- ------------------------------------- -------------------------------------
BankerInsight Workstation License
   Software                                     3,200.00 per workstation
   Software Upgrade from Salespartner           500.00 per workstation
   Monthly Software Maintenance Fee             42.00 per workstation
   Tutorial                                     200.00 per workstation
----------------------------------------------- ------------------------------------- -------------------------------------
BankerInsight Site License
   Software                                     15,000.00 per site                    Includes up to 12 workstations per
   Additional Licenses in Excess of 12          1,000.00 per site                     site.
   Software Upgrade from Salespartner           3,000.00 per site                     Includes up to 12 workstations per
                                                                                      site.
   Upgrade Additional Licenses in Excess of 12  500.00 per site
   Software Maintenance Fee                     250.00 per site
   Tutorial                                     500.00 per site


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 23


Delivery Services
----------------------------------------------- ---------------------------------------------------------------------------
PLATFORM SERVICES
----------------------------------------------- ------------------------------------- -------------------------------------
BankerInsight Usage Fees
   Active History                               .30 per officer number
   Prospects                                    .01 per prospect record
   Sales Session Results                        .025 per sales session
----------------------------------------------- ------------------------------------- -------------------------------------
BankerInsight Optional Services
   Professional Services/ Enhancements
   Technical Support                            140.00 per hour
                                                140.00 per hour                       Per contract.
----------------------------------------------- ------------------------------------- -------------------------------------
BankerInsight Call Center Computer Telephony
   Integration (CTI)
   Workstation fee                              250.00 per workstation                Price is in addition to standard
                                                                                      license fees.
   Maximum fee                                  5,000.00 up to 30 workstations        Fee excludes all Gensys costs
   Call Center Consulting                       Per quote
----------------------------------------------- ---------------------------------------------------------------------------
HOME BANKING SERVICES
----------------------------------------------- ---------------------------------------------------------------------------
Money Talks
   Inquiries                                    .028 per inquiry
   Transfers                                    .028 per transaction


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 24


                                                                                                          Delivery Services
----------------------------------------------- ---------------------------------------------------------------------------
HOME BANKING SERVICES
----------------------------------------------- ---------------------------------------------------------------------------
Telephone Banking
   DirectVoice (Shared VRU)
      Implementation Fee                        15,000.00 per institution             Implementation fee includes 4
                                                                                      ports, documentation, custom voice
      Monthly Minimum Fee                       180.00 per institution                recording, customized fax statement
      Transaction Processing                    .06 per transaction                   header/footers, development,
      Additional Port Fee                                                             testing, and customer support.
        At Implementation                       3,000.00 per port
        After Implementation                    3,500.00 per port
      Transfer Connect Option
        Implementation Fee                      2,500.00 per institution
        Base Fee                                25.00 per institution
        Transaction Processing                  .20 per transaction                   This option provides the ability to
      Fax Statement Fee                         .50 per statement                     transfer from voice response system
      Call Volume Reports                                                             to another 800 number.
        Monthly                                 No Charge
        Weekly                                  15.00 per institution
        Daily                                   30.00 per insitution
        Header/Footer Revision                  100.00 per revision
      Professional Voice Rerecordings           200.00 per recording
      Application Modification Changes          140.00 per hour
      Additional Languages                                                            Spanish or Mandarin Chinese
        Implementation Fee                      5,000.00 per institution
        Maintenance Fee                         100.00 per language
----------------------------------------------- ------------------------------------- -------------------------------------
Conversion of Customer-owned VRU
   Conversion Support
      Single Institution                        3,500.00 per institution              Includes 25 hours of support.
      Holding Company - first bank, single
        box script                              3,500.00 per institution              Includes 25 hours of support.
      Holding Company - additional banks,
        single box script                       1,000.00 per institution
      Holding Company - Multiple
        boxes/scripts                           3,500.00 per institution
      Additional support beyond 25 hrs          140.00 per hour
   Mass Keyword Change
      Implementation Fee                        30.00 per request
      Keywords                                  .08 per transaction
----------------------------------------------- ------------------------------------- -------------------------------------
M&I VRU Purchase Program                        Per quote

---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 25



Delivery Services
----------------------------------------------- ---------------------------------------------------------------------------
HOME BANKING SERVICES
----------------------------------------------- ---------------------------------------------------------------------------
Touch-tone Bill Payment
   Implementation Fee                           10,000.00 per institution
   Minimum Fee                                  750.00 per institution
   User Fee - option #1                         3.25 per account                      Includes 24x7 customer service.
      Bill Payment Fee                          .35 per bill payment
   User Fee - option #2                         4.75 per account                      10 bill payments and 24x7 customer
                                                                                      service included.
   Return Item/Stop Payment Fee                 15.00 per occurrence
   Customer Set-up fee                          10.00 per customer
----------------------------------------------- ------------------------------------- -------------------------------------
PC Banking
   Direct PC
      Implementation Fee                        30,000.00 per institution
      Minimum Fee                               2,000.00 per institution
      Banking & Bill Payment User Fee
        Option #1                               5.00 per customer                     Includes 24x7 customer service.
           Bill Payment Fee                     .35 per bill payment
        Option #2                               8.00 per customer                     10 bill payments and 24x7 customer
                                                                                      service included.

     Touch Tone Bill Payment with PC Banking    No charge                             Applies to stop payments/transfers
      Excess Stop Payments/Transfers            .15 per occurrence                    in excess of 30
      Return Item/Stop payment Fee              15.00 per occurrence
      Customer Set-up fee                       10.00 per customer
      User Kit Fulfillment                      2.00 per kit
      Conversion Training                       600.00 per person
      Direct PC Banking Demonstrations          Per quote
                                                                                      Two day class. One person required
                                                                                      to attend.
----------------------------------------------- ------------------------------------- -------------------------------------
Direct Business
   Implementation Fee                           30,000.00 per institution
   Minimum Fee                                  2,000.00 per institution
   Banking & Bill Payment User Fee
      Option #1                                 5.00 per customer                     Includes 24x7 customer service.
      Bill Payment Fee                          .35 per bill payment
      Option #2                                 8.00 per customer                     10 bill payments and 24x7 customer
                                                                                      services included.
   Touch Tone Bill Payment with PC Banking      No charge
   Excess Stop Payments/Transfers               .15 per occurrence                    Applies to stop payments/transfers
   Return Item/Stop Payment Fee                 15.00 per occurrence                  in excess of 30.
   Customer Set-up fee                          10.00 per customer
   User Kit Fulfillment                         2.00 per kit
   Conversion Training                          600.00 per person
   Direct Business Demonstrations               Per quote                             Two day class. One person required
                                                                                      to attend.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 26


                                                                                                          Delivery Services
----------------------------------------------- ---------------------------------------------------------------------------
HOME BANKING SERVICES
----------------------------------------------- ---------------------------------------------------------------------------
Microsoft Money '98
   Implementation Fee                           30,000.00 per institution
   Minimum Fee                                  2,000.00 per institution
   Banking & Bill Payment User Fee
      Option #1                                 5.00 per customer                     Includes 24x7 customer service.
      Bill Payment Fee                          .35 per bill payment
      Option #2                                 8.00 per customer                     10 bill payments and 24x7 customer
   Excess Stop Payments/Transfers               .15 per occurrence                    service included.
   Return Item/Stop Payment Fee                 15.00 per occurrence                  Applies to stop payments/transfers
   Customer Set-up fee                          10.00 per customer                    in excess of 30.
----------------------------------------------- ------------------------------------- -------------------------------------
Internet Banking
   DirectNet
      Implementation Fee                        45,000.00 per institution
      Monthly Minimum                           2,500.00 per institution
      Per User Fees - Banking Product
        Option #1                               5.00 per customer                     Includes 24x7 customer service.
        Bill Payment Fee                        .35 per bill payment
        Option #2                               8.00 per customer                     10 bill payments and 24x7
                                                                                      customer service included.
      Excess Stop Payments/Transfers            .15 per occurrence                    Applies to stop payments/transfers
      Check Image Fee                           .07 per item stored                   in excess of 30.
      Credit Card Add-on Module
        Implementation Fee                      10,000.00 per institution
         Additional User Fee                    .50 per user
      Return Item/Stop Payment Fee              15.00 per occurrence
      Conversion Training                       600.00 per student                    Two day class. One person required
      Direct Net Demonstrations                 Per quote                             to attend.

---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 27


Delivery Services
----------------------------------------------- ---------------------------------------------------------------------------
HOME BANKING SERVICES
----------------------------------------------- ---------------------------------------------------------------------------
Internet Services
   Web Site Services
      Implementation Fee                        Per quote                             Implementation fee depends on
                                                                                      content, graphics, number of pages,
                                                                                      and other variables.
      Hosting Fee                               250.00 per Web site                   Includes up to 50MB storage space.
      Maintenance Account                       100.00 per Web site
      Domain Name Registration                  100.00 per name registered            One time fee.
      Multi-media Add-on                        Per quote
      Audio Clip                                Per quote
      E-Mail                                    10.00 per account                     One time fee.
      Web Site Changes                          80.00 per hour                        Refers to HTML and graphic changes.
      Programming Changes                       140.00 per hour                       Refers to CGI or other programming
   Web Consulting Services                      140.00 per hour                       changes.
   Electronic Commerce Services                 Per Quote
   Market Development
      Consulting Services                       150.00 per hour
      Seminars
      M&I Customers                             500.00 per day
      Non-M&I Customers                         750.00 per day
   Call Center
      Customer Service Training                                                       Provided at M&I Data Services.
                                                                                      Provided at M&I Data Services.
        Six Steps to a Successful Call          150.00 per person                     1/2 day
        Voice Quality                           150.00 per person                     1/2 day
        Resolving Difficult Customer
           Situations                           150.00 per person                     1/2 day
      Sales Training
        Telephone Sales Conversation            500.00 per person                     1 day
      Customer/Onsite
        Training/Consulting                     150.00 per hour
        Travel Time                             150.00 per hour
        Expenses                                as incurred


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 28


                                                                                                          Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
EFT SERVICES                                   Refer to your account manager for one-time setup fees and other special project pricing.  Regional and national network processing fees will be passed through at cost.
---------------------------------------------- -------------------------------------- -------------------------------------
Network Administration Fee                     75.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
Terminal Support
      1 - 15                                   150.00 per terminal
      16 - 40                                  115.00 per terminal
      41 - 125                                 75.00 per terminal
      126 - 225                                55.00 per terminal
      Over 225                                 20.00 per terminal
---------------------------------------------- -------------------------------------- -------------------------------------
Point-of-sale (POS)
   Terminal Support                            10.00 per terminal
   Dial Terminal--WATS                         .09 per transaction
---------------------------------------------- -------------------------------------- -------------------------------------
Transaction Switching/Routing
      1 - 50,000                               .0489 per transaction
      50,001 - 200,000                         .0455 per transaction
      200,001 - 500,000                        .0420 per transaction
      500,001 - 2,500,000                      .039 per transaction
      Over 2,500,000                           .027 per transaction
---------------------------------------------- -------------------------------------- -------------------------------------
Cardbase Management
      Base Fee                                 150.00 per institution
Cardholders
      1 - 25,000                               .088 per cardholder
      25,001 - 50,000                          .082 per cardholder
      50,001 - 200,000                         .08 per cardholder
      200,001 - 750,000                        .073 per cardholder
      Over 750,000                             .067 per cardholder
---------------------------------------------- -------------------------------------- -------------------------------------
Transaction Authorization (On Us)
   Positive Balance Authorization
      1 - 750,000                              .081 per transaction
      750,001 - 2,500,000                      .07 per transaction
      2,500,001 - 5,000,000                    .061 per transaction
      Over 5,000,000                           .058 per transaction
      Negative File/Positive Files Without
        Balance Authorization                  .05 per transaction
---------------------------------------------- -------------------------------------- -------------------------------------
CAF Support-TANDEM
      (customer selected PIN support)          .036 per account


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 29


Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
EFT SERVICES
---------------------------------------------- -------------------------------------- -------------------------------------
VISA Check Card or MasterMoney Cardholder      .125 per cardholder                    One Network Administration fee will
                                                                                      be assessed per institution per
                                                                                      month. If your institution is not
                                                                                      invoiced for this fee, it will be
                                                                                      added when VISA check or
                                                                                      MasterMoney card is implemented.
                                                                                      Special assessments, fines, and
                                                                                      other fees from VISA will be passed
                                                                                      through at cost.

Transaction Authorization/Settlement                                                  This cardholder fee is in addition
                                                                                      to the cardbase management
                                                                                      "cardbase" fee.
      1 - 750,000                              .081 per transaction
      750,001 - 2,500,000                      .07 per transaction                    Transaction authorization
      2,500,001 - 5,000,000                    .061 per transaction                   settlement does not include the
      Over 5,000,000                           .058 per transaction                   pass-through transaction fees from
VISA Guarantee Fee                             .00715 per settled transaction         VISA or MasterCard.  Those fees are
Compliance Fees (franchise                     .00091 percentage of gross             settled daily directly to your
counterfeit)                                   sales                                  institution.

                                                                                      Minimum fee charge of $300 per
                                                                                      quarter for associate-type and
                                                                                      principal-type memberships. VISA
Card Activation                                .15 per account                        and MasterCard are restructuring
Lost/Stolen Cards Reported                     8.25 per card                          prices in this area. Upon
                                                                                      completion of their changes, M&I
                                                                                      will reevaluate this price.
---------------------------------------------- -------------------------------------- -------------------------------------
ATM Surcharging Terminal Support                                                      One-time fee of $2,000 per
      1 - 15                                   50.00 per terminal                     institution and $20 per terminal
      16 - 40                                  40.00 per terminal                     reload apply.  Additional fees for
      41 - 125                                 28.00 per terminal                     customized programming, multiple
      126 - 225                                15.00 per terminal                     screen load images, or surcharging
      Over 225                                 12.00 per terminal                     rates and network certification may
                                                                                      apply.
---------------------------------------------- -------------------------------------- -------------------------------------
Special ATM Transaction Support                                                       Setup fee applies.
   Stamp Dispensing                            No charge                              Dispensing transactions receive
   Phone Card Dispensing                       No charge                              standard switching/routing
   Check Cashing/coin Dispensing               No charge                              transaction charge.
---------------------------------------------- -------------------------------------- -------------------------------------
Dialup ATM Support                             75.00 per terminal                     Customer is responsible for
   Transaction Fee                             .05 per transaction                    communications cost for circuit
                                                                                      connecting the ATM to the phone
                                                                                      company. This service is provided
                                                                                      to allow M&I to periodically test
                                                                                      the ATM.
---------------------------------------------- -------------------------------------- -------------------------------------
PIN Production and Mailing                     .45 per account


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 30


                                                                                                          Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
EFT SERVICES                                   Refer to your account manager for one-time setup fees and other special project pricing.  Regional and national network processing fees will be passed through at cost.
---------------------------------------------- -------------------------------------- -------------------------------------
Card Production (New/Reissue)
   Mass Reissue and Instant Issue              Per quote
   Embossed, Returned to Institution           .74 per card                           Fee is in addition to cost of
   Embossed, Inserted, Returned to                                                    plastic material.
     Institution                               .87 per card
   Mailed Direct to Cardholder                 1.17 per card                          May increase incrementally with
   Marketing Inserts                                                                  postage rate.
      150 - 1,050                              .055 per insert                        Minimum quantity of 150 inserts.
      1,051 - 1,575                            .05 per insert
      1,576 - 4,200                            .04 per insert
      4,201 - 10,500                           .03 per insert
      Over 10,500                              .025 per insert
Customer Card Carrier                          90.00 per carrier type/institution
Card Retrieval Request                         30.00 per account
Card "Destroy" Request                         15.00 per account
---------------------------------------------- -------------------------------------- -------------------------------------
Off-line Institution Premium                   65.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
Service Charging                                                                      Transactions settled to customer
      Semiannual and Annual                    .30 per service charge                 accounts through ACH are subject to
                                               transaction                            M&I ACH transaction fees.
      Monthly                                  .05 per service charge
                                               transaction
---------------------------------------------- -------------------------------------- -------------------------------------
Transmissions--Activity/Balances (see Remote
   Site Support)
---------------------------------------------- -------------------------------------- -------------------------------------
Name and Address List, Labels
   Base Fee                                    35.00 per request
   List                                        .04 per account
   Labels                                      .06 per label
---------------------------------------------- -------------------------------------- -------------------------------------
Reruns                                         27.00 per additional run               First two each month are free.
---------------------------------------------- -------------------------------------- -------------------------------------
ATM Screen Changes
   One-time Screen Development                 250.00 per terminal type
   Seasonal Screen Maintenance                 175.00 per terminal type
   Reload Terminal                             20.00 per terminal
---------------------------------------------- -------------------------------------- -------------------------------------
ATM Statement Printing                                                                Institution must process Deposit
   Mini Statement                              .16 per page                           Accounts, Cardbase Management, and
   Full Statement                              .39 first page                         ATM at M&I.
   Additional Page                             .16 per page
---------------------------------------------- -------------------------------------- -------------------------------------
Reports
   Hard Copy                                   27.00 per additional copy
   Microfiche                                  65.00 per institution                  Includes one fiche original and one
                                                                                      fiche copy.  Additional fiche
                                                                                      copies available at $.40 per fiche
                                                                                      card.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 31


Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
EFT SERVICES                                   Refer to your account manager for one-time setup fees and other special project pricing.  Regional and national network processing fees will be passed through at cost.
---------------------------------------------- ----------------------------------------------------------------------------
EFT One-time Setup Fees (mandatory)
   ATM Terminal                                200.00 per terminal
   Card Activation                             1,500.00 per institution
   Cardbase                                    400.00 per cardbase
   Cardbase Conversion                         Per quote
   Interface to Existing Networks              8,200.00 per institution
   Installation                                Per quote
   Institution                                 300.00 per institution
   New Network Certification                   Per quote
EFT One-time Setup fees (optional)
   Statement Printing (full)                   4,000.00 per institution
   Statement Printing (mini)                   2,000.00 per institution
   Transmissions--Activity/Balances            1,325.00 per M&I format
   Training                                    Per catalog                           See Education Center Service Bureau
                                                                                     Training Catalog for determination
                                                                                     of fees.
---------------------------------------------- ----------------------------------------------------------------------------
BANKCARD SERVICES CARDHOLDER                   Prices are subject to change with 30 days' prior notice.
---------------------------------------------- -------------------------------------- -------------------------------------
Automated Balance Transfer Checks
   1 Check Kit                                 1.20 per kit
   2 Check Kits                                1.75 per kit
   3 Check Kits                                2.30 per kit
   Postage                                     First Class Postal Rate                Per kit
---------------------------------------------- -------------------------------------- -------------------------------------
Auto Payment
   Auto Payment                                .0337 per payment
   Auto Payment Rejects                        10.00 per payment reject
---------------------------------------------- -------------------------------------- -------------------------------------
Card Issuance
   Card Issuance                               .50 per card
   Plastics--Regular                            .53 per generic card
   Plastics--Gold                               1.25 per card
   Plastics--Customs Design                     Per Quote
   PIN Mailers                                 .15 per account
   Postage                                     First Class Postal Rate                Per card or per PIN
   PIN Pulls                                   10.00 per request
   Card Pulls                                  20.00 per request
   Held Plastics                               20.00 per card
   Emergency Card Issuance                     10.00 per card


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 32


                                                                                                          Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
BANKCARD SERVICES CARDHOLDER                   Prices are subject to change with 30 days' prior notice.
---------------------------------------------- -------------------------------------- -------------------------------------
Card Receipt Verification
   CRV Access Fee (VRU)                        1.00 per VRU call
   CRV Telecommunications Fee                  25.00
   CRV Operator Assistance                     1.60 per manually assisted call
---------------------------------------------- -------------------------------------- -------------------------------------
CIS
   Monthly CIS Interface                       55.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
Classic and Premier Checks
   Classic/Premier Check Booklets              7.00 per booklet ordered
---------------------------------------------- -------------------------------------- -------------------------------------
Correspondence
   Letters Printed                             .30 per letter
   Overlimit Notices                           .05 per notice
   Past Due Notices                            .05 per notice
   Postage                                     First Class Postal Rate                Per letter or notice
---------------------------------------------- -------------------------------------- -------------------------------------
Credit Services
   Control Card Development                    125.00 per occurrence, per hour
                                               750.00 minimum
   Control Card maintenance (On-Going)         125.00 per occurrence, per hour
                                               750.00 minimum
   Scorecard Development (Pooled)              125.00 per occurrence, per hour
                                               1,500.00 minimum
   Batch Feed Tape Error Charge (Ditto         150.00 per occurrence
      Review)
   Application Underwritten
      (Pre-approved/Non Pre-approved)          8.00 per application
   Pooled Scorecard Usage                      0.63 per score, per application
                                               scored
   Credit Limit Increase Requests              8.00 per request underwritten          Non-TRIAD
---------------------------------------------- -------------------------------------- -------------------------------------
Processing Services
   Base Fee                                    100.00 per institution, per product
   Custom File Minimum Fee                     Actual                                 Per custom file
   Account Support Fee                         1.915 per account on file
   Daily Package Postage                       First Class Postal Rate                Per package
   Authorizations                              .084 per authorization request
   Transaction Processing                      .049 per item processed
   Payment Processing Fee                      .189 per payment received at Lock Box
   Compliance Fee - Visa                       .00027 percentage of gross purchases
   Compliance Fee - MasterCard                 .00027 percentage of gross purchases
                                               and cash advances


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 33


Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
BANKCARD SERVICES CARDHOLDER                   Prices are subject to change with 30 days' prior notice.
---------------------------------------------- -------------------------------------- -------------------------------------
Risk Management
   Lost/Stolen Cards                           8.25 per account
   Fraud Detection System (Intercept)          .03 per authorization & payment
                                               transaction
---------------------------------------------- -------------------------------------- -------------------------------------
Statements
   Statements                                  .41 per account
   Annual Summary Statements                   .45 per account
   Held Statements                             20.00 per statement held
   Postage                                     First Class Postal Rate                Per statement
---------------------------------------------- -------------------------------------- -------------------------------------
TRIAD
   Start Up Fee                                2,500.00
   Reporting Fee                               250.00 per custom SPID level report

   Behavior Score Fee (Per Account Pricing)    Per Quote                              Per score
   Monthly Management Fee                      750.00


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 34


                                                                                                          Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
BANKCARD SERVICES CARDHOLDER                   Prices are subject to change with 30 days' prior notice.
---------------------------------------------- -------------------------------------- -------------------------------------
Visa and MasterCard Fees
   Visa Franchise Fees                         .00069 percentage of gross purchases
   Visa Advertising/Marketing Fees             .00015 percentage of gross purchases
   Visa Processing Guarantee Fees              .013 per gross sale, credit, and
                                               cash advance item
   Visa Non-Charter Member Fee                 .0009 percentage of gross purchases
   Visa Surcharge for 20 Qtrs or Less          .00069 percentage of gross purchases
   MasterCard Franchise Fees                   .00065 percentage of gross purchases
                                               .0002 percentage of cash advances
   MasterCard Daily Operations Fees            .00015 percentage of gross purchases
                                               & cash adv.
   MasterCard INET Access Fee                  .018 per gross
                                               sale & cash advance item
   MasterCard Connectivity Fee                 500.0 per principal member
   MasterCard Surcharge for 20 Qtrs or Less    .000325 per gross sale & cash
                                               advance item
   Visa Exception File Fee                     Pass Through                           Per account listed
   Electronic Warning Bulletins--MasterCard    Pass Through                           Per account listed
   Multiple/Foreign Listings                   Pass Through                           Per account listed
   Annual BIN Fees                             Pass Through                           Per BIN
   Inactive BIN Fees                           Pass Through                           Per BIN
   Emergency Card Replacement Service          Pass Through                           Per BIN
---------------------------------------------- -------------------------------------- -------------------------------------
NOTE: This list represents some of the more common association fees. Additional association fees incurred will be passed through. There will be a 25% handling fee assessed by BankCard Services to special assessments and fines.

Association fees are established by MasterCard and Visa. The effective dates for fee changes are established by the associations. BankCard Services makes every effort to obtain fee changes from the associations and communicate the changes to you in a timely fashion
---------------------------------------------- -------------------------------------- -------------------------------------
Welcome (Convenience) Checks
   Welcome Check Package                       1.75 per package                       Includes postage
   Support Fee                                 15.00
   Returned Items                              5.00 per returned item
   Major Letter Revisions                      150.00 per revision
   Minor Letter Revisions                      35.00 per revision


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 35


Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
BANKCARD SERVICES VISA COMMERCIAL CARD         Prices are subject to change with 30 days' prior notice.
---------------------------------------------- -------------------------------------- -------------------------------------
Card Issuance
   Card Issuance                               .50 per card
   Plastics--Regular                            .53 per generic card
   Plastics--Custom Design                      Per Quote                             Per order
   PIN Mailers                                 .15 per account
   Postage                                     First Class Postal Rate                Per card or per PIN
   PIN Pulls                                   10.00 per request
   Card Pulls                                  20.00 per request
   Held Plastics                               20.00 per card
   Emergency Card Issuance                     10.00 per card
---------------------------------------------- -------------------------------------- -------------------------------------
Correspondence
   Letters Printed                             .30 per letter
   Overlimit Notices                           .05 per notice
   Past Due Notices                            .05 per notice
   Postage                                     First Class Postal Rate                Per letter or notice
---------------------------------------------- -------------------------------------- -------------------------------------
Processing Services
   Base Fee                                    100.00 per institution, per product
   Custom File Minimum Fee                     Actual                                 Per custom file
   Account Support Fee                         1.915 per account on file
   Control Account Support Fee                 .75 per account
   Corporate Account Support Fee               1.00 per account
   Daily Package Postage                       First Class Postal Rate                Per package
   Authorizations                              .232 per authorization request
   Transaction Processing                      .12 item processed
   Payment processing Fee                      .19 per payment received at Lock Box
   Compliance Fee - Visa                       .00027 percentage of gross purchases
---------------------------------------------- -------------------------------------- -------------------------------------
Risk Management
   Lost/Stolen Cards                           8.25 per account
   Fraud Detection System (Intercept)          .03 per authorization & payment
                                               transaction
---------------------------------------------- -------------------------------------- -------------------------------------
Statements
   Individual Statements                       .45 per statement
   Corporate Statements                        1.50 per statement
   Control Statements                          1.50 per statement
   Multi-page Statement (after 4 pages)        .03 per page
   Held Statements                             20.00 per statement held
   Postage                                     First Class Postal Rate                 Per statement


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 36


                                                                                                          Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
BANKCARD SERVICES VISA COMMERCIAL CARD         Prices are subject to change with 30 days' prior notice.
---------------------------------------------- -------------------------------------- -------------------------------------
Visa Fees
   Visa Franchise Fees                         .00069 percentage of gross purchases
   Visa Advertising/Marketing Fees             .00015 percentage of gross purchases
   Visa Processing Guarantee Fees              .013 per gross sale, credit and cash
                                               advance item
   Visa Exception File Fee                     Pass Through                           Per account listed
   Visa Non-Charter Member Fee                 .0009 percentage of gross purchases
   Visa Surcharge for 20 Qtrs or Less          .00069 percentage of gross purchases
   Multiple/Foreign Listings                   Pass Through                           Per account listed
   Annual BIN Fees                             Pass Through                           Per BIN
   Inactive BIN Fees                           Pass Through                           Per BIN
   Emergency Card Replacement Service          Pass Through                           Per Card
------------------------------------------------------------------------------------- -------------------------------------
NOTE: This list represents some of the more common association fees. Additional association fees incurred will be passed through. There will be a 25% handling fee assessed by BankCard Services to special assessments and fines.

Association fees are established by MasterCard and Visa. The effective dates for fee changes are established by the associations. BankCard Services makes every effort to obtain fee changes from the associations and communicate the changes to you in a timely fashion.
---------------------------------------------- ----------------------------------------------------------------------------
BANKCARD SERVICES MERCHANT                     Prices are subject to change with 30 days' prior notice.
---------------------------------------------- -------------------------------------- -------------------------------------
Expanded Services
   Customer Service                            .75 per account
                                               2.50 per call
   Risk Monitoring                             1.49 per account
   Merchant Underwriting                       10.00 per application
   New Merchant Training                       35.00 per new account
   Portfolio Management                        Per Quote                              Percentage of net sales
   Agent Bank Program                          Per Quote


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 37


Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
BANKCARD SERVICES MERCHANT                     Prices are subject to change with 30 days' prior notice.
---------------------------------------------- -------------------------------------- -------------------------------------
Global Payment Systems
(National Data Corporation and MAPP)
   Authorizations
      Voice                                    .615 per request
      Voice AVS                                .30 per request
      ARU WATS                                 .50 per request
      Dial Terminal Local                      .079 per request
      Dial Terminal 950                        .095 per request
      Dial Terminal WATS                       .135 per request
      Terminal AVS                             .02 per request
   Draft Capture
      Electronic Drafts                        .055 per draft
      Electronic Deposits                      .10 per deposit
   Help Desk (mandatory)                       1.50 per merchant, per terminal
   PC Help Desk (mandatory)                    3.00 for the first 3 minutes
                                               .85 for each add'l minute
   Inactive Terminal I.D. Fee                  3.00 per inactive T.I.D.
---------------------------------------------- -------------------------------------- -------------------------------------
MIARRS (Risk Reporting Services)
   Accounts on file                            1.09 per account
   MIARRS Faxes                                .30 per fax page
---------------------------------------------- -------------------------------------- -------------------------------------
Processing Services
   Base Fee
      Gross Deposit                            100.00 per institution
      Net Deposit                              200.00 per institution
      Cash Advance Institutions Only           100.00 per institution
   Custom File Minimum Fee                     Actual                                 Per custom file
   Account Support Fee                         3.20 per account
   Daily Package Postage                       First Class Postal Rate                Per daily package
   Transaction Processing                      .039 per transaction
   Deposit Entry                               .039 per deposit
   Paper Draft Entry                           .31 per paper draft
   Chargebacks                                 12.50 per chargeback
   Statements                                  .39 per statement
   Postage                                     First Class Postal Rate                Per statement
   Monthly Discount ACH Billing                .25 per ACH item
   Compliance Fee - Visa                       .00023 percentage of gross sales
   Compliance Fee - MasterCard                 .00023 percentage of gross sales and
                                               cash advances



---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 38


                                                                                                          Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
BANKCARD SERVICES MERCHANT                     Prices are subject to change with 30 days' prior notice.
---------------------------------------------- -------------------------------------- -------------------------------------
TELEMONEY                                                                             (Effective March 1, 1998, merchants
   Authorizations                                                                     will no longer be added to
      Dial Terminal Local                      .10 per request                        TELEMONEY)
      Dial Terminal 950                        .115 per request
      Dial Terminal WATS                       .185 per request
      Terminal AVS                             .02 per request
   Draft Capture
      Electronic Drafts                        .055 per draft
      Electronic Deposits                      .10 per deposit
   Help Desk (mandatory)                       2.00 per merchant, per terminal
   Inactive Site I.D. Fee                      3.00 per inactive site I.D.
---------------------------------------------- -------------------------------------- -------------------------------------
TIRS Reports
   Faxes                                       .30 per fax page
---------------------------------------------- -------------------------------------- -------------------------------------
Visa and MasterCard Fees
   Visa Franchise Fees                         .00084 percentage of gross sales
   Master Card Franchise Fees                  .00095 percentage of gross sales and
                                               cash advances
   Interchange Fees                            Pass Through                           Net sales per item
   MasterCard Connectivity Fee                 500.00 per principal member
------------------------------------------------------------------------------------- -------------------------------------
NOTE: This list represents some of the more common association fees. Additional association fees incurred will be passed through. There will be a 25% handling fee assessed by BankCard Services to special assessments and fines.

Association fees are established by MasterCard and Visa. The effective dates for fee changes are established by the associations. BankCard Services makes every effort to obtain fee changes from the associations and communicate the changes to you in a timely fashion.
---------------------------------------------- -------------------------------------- -------------------------------------
VITAL Processing Services (VISANET)
   Authorizations
      Dial Terminal Local                      .079 per request
      Dial Terminal 950                        .095 per request
      Dial Terminal WATS                       .135 per request
      Terminal AVS                             .02 per request
   Draft Capture
      Electronic Drafts                        .055 per authorization request
      Electronic Deposits                      .10 per deposit
   Help Desk (mandatory)                       4.00 per merchant, per terminal


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 39


Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
BANKCARD SERVICES SUPPORT SERVICES             Prices are subject to change with 30 days' prior notice.
---------------------------------------------- -------------------------------------- -------------------------------------
Account Processing
   Rush Applications                           10.00 per application
   Rush Maintenance                            10.00 per request
   Application & Form Non-Compliance Fee       10.00 per submitted non-compliant
                                               item
---------------------------------------------- -------------------------------------- -------------------------------------
Card Delivery Rush
   Fast Card - Business Day                    20.00 per card
   Fast Card - Saturday Delivery               30.00 per card
---------------------------------------------- -------------------------------------- -------------------------------------
Custom System Reports
   Masterfile Tape Request                     Per Quote                              Per reel, per request
   CA7 Scheduler Setup                         Per Quote
   Tandem Range Report                         125.00 per report
   Mark IV (Media-Hardcopy Report)             120.00 per hour
                                               100.00 per report
   Mark IV (Media-Tape)                        120.00 per hour
                                               95.00 per tape
   Mark IV (Media-Mailing Labels)              120.00 per hour
                                               .04 per label (75.00 minimum)
---------------------------------------------- -------------------------------------- -------------------------------------
Exceptions
   Exception Processing                        Estimated per exception
   Dual Account Support Fee                    2.00 per dual account                  Applied in addition to the account
   Payment Rejects                             10.00 per payment reject               support fee.
   Daily Settlement Faxes                      50.00 per institution


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 40


                                                                                                          Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
BANKCARD SERVICES SUPPORT SERVICES             Prices are subject to change with 30 days' prior notice.
---------------------------------------------- -------------------------------------- -------------------------------------
Merchant Support Fees
   New Association Setup Fee                   200.00 per new association
   Rush Fee (Set-up, Billing, Maintenance,     10.00 per request
      etc.)
   Transaction (MRA) Reject Fee                10.00 per item
   Forms Non-Compliance Fee                    10.00 per submitted non-compliant
                                               form
   Crtfd Apps/Hardware Non-Compliance Fee      1,000.00 per non-compliant app/hdwr
                                               reject
   ACH Return Fee                              20.00 per item
   Merchant Customer Service                   10.00 per merchant, per call
   Data Transmissions                          Per Quote
   Magnetic Tape handling                      Per Quote
   Crtfd Apps/Hardware Review Fee              500.00 per new request to
                                               review/research
   Terminal Download Programming               25.00 per non-BCS sold terminal
   Hypercom Terminal Download                  25.00 per Hypercom terminal
   MAPP Monthly Operating Fee (custom
     banks only)                               940.00
   MAPP RJE File Fee (custom banks
     only)                                     125.00
   MAPP Microfiche Recreates                   25.00 per recreate
   MAPP On-Line Access                         Per Quote
   VISANET OLI Fee                             190.00 per User ID
   VISANET OLA Fee                             190.00 per User ID
   VISANET Transaction File Delivery           190.00
                                                                                      Applies to Custom banks only
---------------------------------------------- -------------------------------------- -------------------------------------
Programming Requests
   Agent Setup - TS1                           200.00 per agent
   Client Product Code Setup - TS2             Per Quote                              Per code
   Bank Control Option Changes                 50.00 per request
   Adding/Removing Hardcode                    Per Quote
   Cost/Timeframe Request                      125.00 minimum per request
   File Update                                 Per Quote
   RMS3 Report Change, Add, Delete             100.00 per request
   Code Scans                                  Per Quote
   Correlation Changes/New                     50.00


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 41


Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
BANKCARD SERVICES SUPPORT SERVICES             Prices are subject to change with 30 days' prior notice.
---------------------------------------------- -------------------------------------- -------------------------------------
Programming Requests
   Mark IV (Media-Buck Slips)                  120.00 per hour
                                               .04 per slip (75.00 minimum)
   Mark IV (Media - Diskette)                  120.00 per hour
                                               50.00 per diskette
   Total Access (Media - Hardcopy Report)      120.00 per hour
                                               100.00 per report
   Total Access (Media - Tape)                 120.00 per hour
                                               100.00 per tape
   Total Access (Media - Diskette)             120.00 per hour
                                               50.00 per diskette
   Total Access (Media - Label Setup)          75.00 per set-up
                                               120.00 per hour
                                               .05 label
   Total Access (Media - download S drive)     100.00 per download
   Total Access (Internet Transfers)           50.00 plus media output cost per
                                               transfer
   Total Access Rush Charges                                                          A request not meeting standard
      Reduce standard time frame:                                                     time-frames will incur rush costs.
        25%                                    price doubles
        50%                                    price triples
        75%                                    price quadruples


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 42


                                                                                                          Delivery Services
---------------------------------------------- ----------------------------------------------------------------------------
BANKCARD SERVICES SUPPORT SERVICES             Prices are subject to change with 30 days' prior notice.
---------------------------------------------- -------------------------------------- -------------------------------------
Projects
   Statement Inserts Non-Select                Per Quote                              Per non-select
   Statement Inserts Selective                 125.00 per bank
                                               .075 per account
   Statement Inserts 100% billing              125.00 per bank
   PR Statement Messages - Cardholder
   Tandem Range Controls                       No Charge
   Automatic Credit Line Increase              125.00 per hour
   Skip-A-Payment                              Per Quote
   Annual Summary Statement                    Per Quote
   Solicitations                               Per Quote
   Custom Projects                             Per Quote
   Change in Terms                             Per Quote
   1098 Project                                Per Quote
      Form                                     1,250.00 set-up
   1099C Project                               .10 per form
      Form                                     315.00 per bank
   CIS Interface Setup                         Per Quote
   Bonus Point Program                         Per Quote
   CRV Setup Fee                               Per Quote                              Per bank
   Welcome Checks Setup Fee-Custom             500.00 one time
   Welcome Checks Setup Fee-Generic            150.00 one time, per version
   Auto Pay Enrollment Fee                     50.00 one time, per version
   Business Report Distribution                300.00 per institution, one time
   Special Logo Setup Fee-Classic/Premier      Per Quote                              Per company, per mailing
                                               120.00 Per Classic/Premier
   RLT Letter Setup Fee                        check setup
   Audit Confirmations                         5.00 per letter
   Plastic Orders (Custom File)                Per Quote
                                               Invoice Total +30%
---------------------------------------------- -------------------------------------- -------------------------------------
Research
   Due Diligence                               100.00 per request, per hour
   Fiche Retrieval                             2.00 per page
   Research Requests                           25.00 per request, per hour            One hour minimum applies
---------------------------------------------- -------------------------------------- -------------------------------------
Statement Copy Requests
   01-25 copies                                2.00 per statement
   50 copies plus                              Per Quote


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 43

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--------------------------------------------------------------------------------
                   M&I DATA SERVICES - 1997 PRODUCT PRICE LIST
Confidential                                            Effective March 1, 1998
Page 44

                                                          Information Management
--------------------------------------------------------------------------------

---------------------------------------------- ----------------------------------------------------------------------------
INFORMATION DESKTOP                            Five hours of support per month per contract institution
                                               provided at no additional charge. Additional support will be billed at $140.00 per hour.
---------------------------------------------- ----------------------------------------------------------------------------
Data Management Fee (DataBank)                 Per quote                              Pricing depends on
                                                                                      customer's specific requirements.
---------------------------------------------- -------------------------------------- -------------------------------------
Desktop Fee                                                                           Includes software license fees for
   Workstation Software                        Per quote                              InFormatter and Report Edge.
---------------------------------------------- -------------------------------------- -------------------------------------
InFormatter Report Production                  Per quote                              Pricing depends on customer's
                                                                                      specific requirements.
---------------------------------------------- -------------------------------------- -------------------------------------
Data Solutions                                                                        Use of the DataBank for deposit,
   Asset/Liability                             Per quote                              loan, and general ledger is a
   Call Report                                 Per quote                              prerequisite for these services.
                                                                                      Third-party asset/ liability or
                                                                                      call report software not included.
---------------------------------------------- -------------------------------------- -------------------------------------
Report Edge CPU Usage                          .10 per CPU second                     Applicable only to Report Edge
                                                                                      usage (not InFormatter).
---------------------------------------------- -------------------------------------- -------------------------------------
Training                                                                              Instructor's/Consultant's travel
   Introduction to Report Edge (2 days)        600.00 per person                      expenses and travel time, as well
   Introduction to InFormatter (2 days)        600.00 per person                      as equipment costs for services
   Financial Reporting With Report Edge                                               provided at alternate locations,
      (1 day)                                  300.00 per person                      are the responsibility of the
   Advanced InFormatter (2 days)               600.00 per person                      customer.
   Advanced Report Edge (2 days)               600.00 per person
Consulting                                     Per quote
---------------------------------------------- ----------------------------------------------------------------------------
RAMIS                                          Setup fee may apply for RAMIS application extracts.  Contact the INFO
                                               Center for prices.
---------------------------------------------- -------------------------------------- -------------------------------------
Base Fee                                       50.00 per contract institution         Includes the INFO Center
                                                                                      newsletter, one hour of hotline
                                                                                      support, product updates, and user
                                                                                      conferences.  Required for RAMIS
                                                                                      institutions.
---------------------------------------------- -------------------------------------- -------------------------------------
RAMIS Application Extracts                                                            Deposit System extracts occur twice
   Deposit System                              .021 per open & closed account         per month.  More frequent extracts
                                                                                      are available.  Contact the INFO
                                                                                      Center for prices.
   Financial Control                           .0485 per open & closed account/cost   Financial Control extracts occur
                                               center                                 once per month.  More frequent
                                                                                      extracts are available. Contact
                                                                                       the INFO Center for prices.
   Loan System                                 .0439 per open & closed                Loan System extracts occur twice
                                               account or commitment                  per month.  More frequent extracts
                                                                                      are available.  Contact the INFO
                                                                                      Center for prices.
   CIS Customer Files                          .012 per customer                      CIS extracts occur twice per
                                                                                      month.  More frequent extracts are
                                                                                      available.  Contact the INFO Center
                                                                                      for prices.
   Cardbase Management                         .0079 per open & closed cardholder     Cardbase Management extracts occur
                                                                                      daily.
                                               .1313 per sales session                Salestracking extracts occur once
   Salestracking                                                                      per month for history and once per
                                                                                      week for the customer file.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 45


Information Management
---------------------------------------------- ----------------------------------------------------------------------------
RAMIS                                          Setup fee may apply for RAMIS application extracts.  Contact the INFO
                                               Center for prices.
---------------------------------------------- -------------------------------------- -------------------------------------
RAMIS Application Extracts (continued)                                                Account Analysis extracts occur
   Account Analysis                                                                   twice per month based on Bank
      Detail Account File                      .0042 per record                       Control frequency.
      Service Fee File                         .0004 per record
---------------------------------------------- -------------------------------------- -------------------------------------
RAMIS Usage                                                                           Based on IBM Model 3090E.  Price is
   CPU Fee                                     .0019 per 1/100 CPU second             adjusted according to relative CPU
                                                                                      power of current CPU.
---------------------------------------------- -------------------------------------- -------------------------------------
Training                                                                              CPU usage charges accrued during
   Beginning RAMIS (2 days)                    420.00 per person/per course           the class are not included in the
   All Other RAMIS Courses (1 day)             210.00 per person/per course           course fee.  Services are provided
                                                                                      at M&I datacenters in Brown Deer,
                                                                                      Wisconsin, or Tampa, Florida.
                                                                                      Training sessions can be scheduled
                                                                                      on-site for institutions with six
                                                                                      or more people attending. Please
                                                                                      contact the INFO Center for more
                                                                                      information. Instructor's travel
                                                                                      expenses and travel time, as well
                                                                                      as equipment costs for services
                                                                                      provided at alternate locations,
                                                                                      are the responsibility of the
                                                                                      customer.
---------------------------------------------- -------------------------------------- -------------------------------------
RAMIS Download Facility                                                               Does not include communication
   Setup and Configuration                     1,000.00 per workstation               software, link, and hardware.
   Base Fee                                    105.00 per institution                 Contact the INFO Center for
                                                                                      detailed requirements.
---------------------------------------------- -------------------------------------- -------------------------------------
RAMIS Consulting/Custom Programming            140.00 per hour (1 hr. minimum fee)    Consultant's travel expenses and
                                                                                      travel time, as well as equipment
                                                                                      costs for services provided at
                                                                                      alternate locations, are the
                                                                                      responsibility of the customer.
                                                                                      RAMIS CPU charges apply.
---------------------------------------------- -------------------------------------- -------------------------------------
Data Transfer Facility (DTF)
   Setup Fee                                   450.00 per institution
   Base Fee--Data File                         90.00 per institution
   Software Applications
   CALL REPORTER II
      Less Than 100M Assets                    30.00 per institution
      100M - 300M Assets                       40.00 per institution
      Greater Than 300M Assets                 45.00 per institution
   With Foreign Offices                        80.00 per institution
   Holding Company                             45.00 per holding company
                                               consolidation
   Postage                                     10.00 per quarter/per institution
---------------------------------------------- -------------------------------------- -------------------------------------
IPS Upload
   Setup and Configuration                     1,500.00 per workstation


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 46


                                                                                                     Information Management
---------------------------------------------- ----------------------------------------------------------------------------
STAR VIEW                                      Setup fee applies. Load and storage fees are invoiced
                                               separately for deposits, loans, general ledger, electronic funds, and deposit statements. All other applications are combined for billing purposes.
---------------------------------------------- ----------------------------------------------------------------------------
Full System Administration                     115.00 per institution                 Total system administration
                                                                                      performed by M&I.
Partial System Administration                  65.00 per institution                  Partial system administration
                                                                                      performed by client.
---------------------------------------------- -------------------------------------- -------------------------------------
Load Fee                                       .0036 per report page loaded to STAR
                                               View
---------------------------------------------- -------------------------------------- -------------------------------------
Disk Storage                                   No charge                              Disk storage is provided for the
                                                                                      time period when reports are
                                                                                      frequently accessed, or when
                                                                                      immediate response time is required
                                                                                      based on the historical report
                                                                                      access frequency, and is managed by
                                                                                      M&I.
---------------------------------------------- -------------------------------------- -------------------------------------
Tape Storage                                   .00001 per report page, per day        Tape retention is available for up
                                               retained                               to two years of storage.
---------------------------------------------- -------------------------------------- -------------------------------------
Optical Storage--7 Years                       .007 per report page                   Initially reports are also stored on
                                                loaded to Optical 7                   disk at no additional charge.
                                                                                      The length of disk storage time
                                                                                      depends on the frequency the report
                                                                                      is accessed.
---------------------------------------------- -------------------------------------- -------------------------------------
Optical Storage--10 Years                      .009 per report page loaded to         Initially reports are also stored on
                                               Optical 10                             disk at no additional charge.
                                                                                      The length of disk storage time
                                                                                      depends on the frequency the report
                                                                                      is accessed.
---------------------------------------------- -------------------------------------- -------------------------------------
Optical Retention--Statement Viewing            .01 per statement page loaded to
                                               optical
---------------------------------------------- -------------------------------------- -------------------------------------
Initial Setup Fee                              500.00 per institution
---------------------------------------------- -------------------------------------- -------------------------------------
Training                                                                              Training is held in the form of a
   STAR View -- Viewing                        140.00 per hour for up to 3 students   conference call.  Call the INFO
                                                                                      Center training coordinator,
   STAR View -- Administrator                  140.00 per hour for up to 3 students   Extension 69055, for more
                                                                                      information.
   STAR RDS -- Administrator                   140.00 per hour for up to 3 students
---------------------------------------------- ----------------------------------------------------------------------------
MICROFICHE
---------------------------------------------- ----------------------------------------------------------------------------
Original                                       .008 per report page
   Minimum Fee                                 .80 per fiche card
Duplicate Fiche Copies
   First Copy                                  No charge
   Additional Fiche Copies                     .40 per fiche card


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 47


Information Management
---------------------------------------------- ----------------------------------------------------------------------------
REMOTE SITE SUPPORT                            Setup fee applies.  Prices exclude telecommunication costs.
---------------------------------------------- -------------------------------------- -------------------------------------
Remote Report Printing Credit
   Deposit System                              (.14) per account                      Accounts include open level 0
   Loan System                                 (.20) per open note                    accounts and open time IDs.
   Financial Control (General Ledger)          (.25) per account
---------------------------------------------- -------------------------------------- -------------------------------------
Transmission Fee (Daily)                       6.75 per transmission
---------------------------------------------- -------------------------------------- -------------------------------------
New Transmission Setup to a New Destination                                           Includes establishing a new
   ID                                          Per quote                              destination ID, JCL, allocating
                                                                                      datasets, establishing
                                                                                      communication link and up to 2
                                                                                      tests. Remote transmission setup
                                                                                      may require additional hardware and
                                                                                      software costs which are not
                                                                                      included in this price.
---------------------------------------------- -------------------------------------- -------------------------------------
New Transmission Setup to an Existing                                                 Includes JCL, allocating datasets,
   Destination ID                              Per quote                              and up to 2 tests.  Remote
                                                                                      transmission setup may require
                                                                                      additional hardware and software
                                                                                      costs which are not included in
                                                                                      this price.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 48




                                                                                                    Client Support Services
---------------------------------------------- ----------------------------------------------------------------------------
THE SUPPORT CENTER
---------------------------------------------- -------------------------------------- -------------------------------------
Report Reruns
   For Most Recent 10 Processing Days Or One
      Previous Month-end                       50.00 per request
   Older Data Files                            Per quote                              Older file dates may not be
                                                                                      available.
---------------------------------------------- -------------------------------------- -------------------------------------
Balancing - Deposit/Loan or General Ledger
   Phone Support                               140.00 per hour                        Minimum charge of 1 hour applies.
   On-site Training/Support                    1,000.00 per day plus travel
                                               expenses
---------------------------------------------- -------------------------------------- -------------------------------------
Account Number Generation
   Request Fee                                 35.00 per request
   List                                        .04 per account
   Labels                                      .06 per label
---------------------------------------------- -------------------------------------- -------------------------------------
Bank Control Changes                           140.00 per hour                        Applicable to changes requested on
                                                                                      nonrestricted fields/segments.
                                                                                      Minimum charge of one hour applies.
---------------------------------------------- ----------------------------------------------------------------------------
NETWORK SERVICES
---------------------------------------------- -------------------------------------- -------------------------------------
Network Design                                 3,000.00 per design                    Examples include designs done for
                                                                                      reengineering or disaster recovery
                                                                                      purposes.
---------------------------------------------- -------------------------------------- -------------------------------------
Network Implementation                         750.00 per location                    Applicable for new locations or
                                                                                      when moving existing offices.  One
                                                                                      request required per location.
---------------------------------------------- -------------------------------------- -------------------------------------
Change Request                                                                        Not applicable for new locations,
   (Terminal Line Authorization)               50.00 per request                      moving existing offices or new
                                                                                      product purchases (e.g.,
                                                                                      PCTeller).  One request required
                                                                                      per location.
---------------------------------------------- -------------------------------------- -------------------------------------
Late Change Request                                                                   Applies to requests received with
   (Terminal Line Authorization)               150.00 per request                     one week or less lead time. Every
                                                                                      effort will be made to complete
                                                                                      request, but completion cannot be
                                                                                      guaranteed. Incomplete requests are
                                                                                      not charged. One request required
                                                                                      per location.
---------------------------------------------- -------------------------------------- -------------------------------------
Professional Services                          200.00 per hour                        One hour minimum.
---------------------------------------------- -------------------------------------- -------------------------------------
Network Consulting                             200.00 per hour                        One hour minimum.
---------------------------------------------- -------------------------------------- -------------------------------------
Advantis Network Connectivity
   Dial Services - Local-Prime                 .065 per 1/100 hour
   Dial Services - Local-Nonprime              .030 per 1/100 hour
   800 Dial Surcharge                          .0775 per 1/100 hour                   Applies to prime and nonprime hours
---------------------------------------------- -------------------------------------- -------------------------------------
Circuits                                       Per quote
---------------------------------------------- -------------------------------------- -------------------------------------
CPI Communication Line                         500.00 per institution                 Fee subject to change based on
                                                                                      third party vendor and customer
                                                                                      usage changes. Applicable to
                                                                                      customers who use CPI for mortgage
                                                                                      processing.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 49


Client Support Services
---------------------------------------------- ----------------------------------------------------------------------------
NETWORK SERVICES
---------------------------------------------- -------------------------------------- -------------------------------------
Equipment                                      Per quote
---------------------------------------------- -------------------------------------- -------------------------------------
Network Support                                                                       Logical unit volume is based on the
   M&I Managed Network Support                                                        number of terminals defined to the
      1-100 Logical units (LUs)                4.00 per LU                            M&I network.
      101-300 Logical units (LUs)              3.00 per LU
      301-800 Logical units (LUs)              2.50 per LU
      over 800 Logical units (LUs)             2.00 per LU
   Customer Managed Network Support            1.00 per LU
   Modem Support                               Per unit                               Fee based on modem characteristics
                                                                                      and reflects pass through cost.
---------------------------------------------- ----------------------------------------------------------------------------
SERVICES CONTINUITY                            Several M&I-owned facilities around the United
                                               States are available as proof encoding, item processing, and print-back hot sites. Our item processing recovery has been enhanced to include full POD and bulk file services. Additional setup and testing fees may apply. When a disaster occurs, a declaration fee and usage fee will apply.
---------------------------------------------- -------------------------------------- -------------------------------------
Assets up to $200 Million                                                             The setup fee includes programming,
        Setup Fee                              8,000.00 per institution               product support, plan assessment,
                                                                                      plan presentation, and the creation
                                                                                      of a manual.  Start-up fees for
                                                                                      multibank holding companies will be
                                                                                      determined on a case-by-case basis.

        Monthly Base Fee                       300.00 per institution                 Monthly fees include one test per
                                                                                      year.  Monthly fees for multibank
                                                                                      holding companies will be
                                                                                      determined on a case-by-case basis.

        Declaration Fee                        1,500.00 per occurrence                This represents the minimum fee if
                                                                                      a disaster is declared.
        Additional Support                     Per quote
        Transaction Fees                       Current price                          Transaction fees are dependent on
                                                                                      the services utilized. Each M&I
                                                                                      datacenter has unique item pricing.
---------------------------------------------- -------------------------------------- -------------------------------------
Assets Between $200 Million and
   $500 Million
        Setup Fee                              12,000.00 per institution              Please refer to notes above.
        Monthly Base Fee                       375.00 per institution                 Please refer to notes above.
        Declaration Fee                        2,000.00 per occurrence                Please refer to notes above.
        Additional Support                     Per quote
        Transaction Fees                       Current price                          Please refer to notes above.
---------------------------------------------- -------------------------------------- -------------------------------------
Assets Over $500 Million
        Setup Fee                              17,500.00 per institution              Please refer to notes above.
        Monthly Base Fee                       500.00 per institution                 Please refer to notes above.
        Declaration Fee                        4,000.00 per occurrence                Please refer to notes above.
        Additional Support                     Per quote
        Transaction Fees                       Current price                          Please refer to notes above.
---------------------------------------------- -------------------------------------- -------------------------------------
Services Continuity Consulting                 Per quote


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 50


                                                                                                    Client Support Services
---------------------------------------------- ----------------------------------------------------------------------------
SERVICES CONTINUITY                            Several M&I-owned facilities around the United States are available as proof encoding, item processing, and print-back hot sites. Our item processing recovery has been enhanced to include full POD and bulk file services. Additional setup and testing fees may apply. When a disaster occurs, a declaration fee and usage fee will apply.
---------------------------------------------- -------------------------------------- -------------------------------------
Customer Site Validation Option                10,000.00 per institution              This service is provided to allow
   Circuit Related Costs                       Pass through                           customers to validate hardware and
   Optional/Customized Testing                 Per quote                              communication links to the hot site
                                                                                      and validate the recovered data.

                                                                                      Optional/Customized Testing
                                                                                      includes, but is not limited to,
                                                                                      customer requested third party
                                                                                      vendor testing, dual hot site
                                                                                      support, and abnormal tape support.
---------------------------------------------- -------------------------------------- -------------------------------------
Customized Services
   Communications Network Restoration
   PC, LAN, and WAN Recovery                   Per quote
   Recovery Planning Consulting Services       Per quote
   Other Customized Services                   Per quote
                                               Per quote
---------------------------------------------- ----------------------------------------------------------------------------
USER MANUALS
---------------------------------------------- -------------------------------------- -------------------------------------
Deposit User Manual                            600.00 per additional set              Two sets of deposit and loan user
Loan User Manual                               700.00 per additional set              manuals are provided at no charge.
---------------------------------------------- -------------------------------------- -------------------------------------
Individual User Manuals                        100.00 per additional volume           One volume of all other user
                                                                                      manuals is provided at no charge.
---------------------------------------------- -------------------------------------- -------------------------------------
On-line Documentation                          1,500.00 per year                      Annual fee is reduced to $500 if
                                                                                      paper updates are discontinued.
---------------------------------------------- ----------------------------------------------------------------------------
PROGRAMMING AND DEVELOPMENT
---------------------------------------------- ----------------------------------------------------------------------------
Programming                                    140.00 per hour
Product Development                            140.00 per hour
Product Support                                140.00 per hour
---------------------------------------------- -------------------------------------- -------------------------------------
CONSULTING SERVICES
---------------------------------------------- -------------------------------------- -------------------------------------
Profit Improvement Review                      Per quote
Operational Review                             Per quote


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 51


Client Support Services
---------------------------------------------- ----------------------------------------------------------------------------
EDUCATION SERVICES                             Please see the Education Center's 1998 Service Bureau Training Catalog for
                                               course descriptions, dates, and additional services.
---------------------------------------------- -------------------------------------- -------------------------------------
Product Workshops
   One-day Class                               300.00 per student                     Prices apply to classes conducted
   Two-day Class                               500.00 per student                     at the Brown Deer Operations
   Three-day Class                             700.00 per student                     Center.  Prices will vary for
   Four-day Class                              850.00 per student                     classes conducted elsewhere.
   Five-day Class                              1,000.00 per student
---------------------------------------------- -------------------------------------- -------------------------------------
Customized Training/Consulting                 140.00 per hour
---------------------------------------------- -------------------------------------- -------------------------------------
Training Center Room Rental                    Per quote


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 52

ADDITIONAL SERVICES
---------------------------------------------- -------------------------------
Account Reconciliation
   Auto Check Pay                              Per quote
---------------------------------------------- -------------------------------
BankCard Services Special Services             Per quote
---------------------------------------------- -------------------------------
Bond On-line Trading                           Per quote
---------------------------------------------- -------------------------------
Construction Lending                           Per quote
---------------------------------------------- -------------------------------
Controlled Disbursement                        Per quote
---------------------------------------------- -------------------------------
Conversion                                     Per quote
---------------------------------------------- -------------------------------
Datacenter Services
   Proof Encoding                              Per quote
   Item Capture/Proof of Deposit               Per quote
   Item Sorting/Bulk File                      Per quote
   Lockbox                                     Per quote
   Statement Rendering                         Per quote
---------------------------------------------- -------------------------------
Deconversion Tapes                             Per quote
---------------------------------------------- -------------------------------
Delivery/Postage                               Per quote
---------------------------------------------- -------------------------------
Deposit Memo Post/Intra Day Posting            Per quote
---------------------------------------------- -------------------------------
Depository Transfer Service                    Per quote
---------------------------------------------- -------------------------------
Discount Brokerage                             Per quote
---------------------------------------------- -------------------------------
Management Information Link (MIL)              Per quote
---------------------------------------------- -------------------------------
MICASH Control System                          Per quote
---------------------------------------------- -------------------------------
Microfilming                                   Per quote
---------------------------------------------- -------------------------------
Multiple Session Manager (TPX)                 Per quote
---------------------------------------------- -------------------------------
Office Communications                          Per quote
---------------------------------------------- -------------------------------
Ported Systems                                 Per quote
---------------------------------------------- -------------------------------
Sharedraft Processing                          Per quote
---------------------------------------------- -------------------------------
Specialized Data Entry                         Per quote
---------------------------------------------- -------------------------------
Supplies--Partnership Plus                      Per quote
---------------------------------------------- -------------------------------
Tape Creation                                  Per quote
---------------------------------------------- -------------------------------
Teller Cassettes/Diskettes Maintenance         Per quote
---------------------------------------------- -------------------------------
Travel                                         Per quote
---------------------------------------------- -------------------------------
Video Conferencing                             Per quote
---------------------------------------------- -------------------------------


------------------------------------------------------------------------------
                  M&I DATA SERVICES - 1997 PRODUCT PRICE LIST
Confidential                                           Effective March 1, 1998
                                                                       Page 53

                       THIS PAGE INTENTIONALLY LEFT BLANK.






------------------------------------------------------------------------------
                  M&I DATA SERVICES - 1997 PRODUCT PRICE LIST
Confidential                                           Effective March 1, 1998
Page 54

                                                       Appendix A-System Reports
--------------------------------------------------------------------------------


                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Deposit System Reports in Numerical Order:                                        at No Charge (1)             Frequency
    --------------                                                                   -----------------            ----------

R-0110          Deposit Card Dollar List                                                     2                     Daily
R-0120          Card Entry Pack                                                              2                     Daily
R-0120          Card Entry Update                                                            2                     Daily
R-0140          Customer Labels Report                                                       0                     (2)
R-0150          Merge Control Totals                                                         2                     Daily
R-0150          Merge Control Totals                                                         2                     Daily
R-0151          Merge Totals By Source                                                       2                     Daily
R-0200          On-line Trial Balance                                                        0                     (3)
R-0202          Teller Detailed No-book Report                                               1                     Monthly
R-0205          On-line No-Book Exceptions                                                   2                     Daily
R-0210          Teller  Transaction Journal                                                  2                     Daily
R-0211          Teller LEOD Transaction Journal                                              2                     Daily
R-0212          Teller Funds Availability Exception Report                                   2                     Daily
R-0220          Teller Terminal Totals                                                       2                     Daily
R-0230          Teller Host Totals                                                           2                     Daily
R-0231          Teller LEOD Host Totals                                                      2                     Daily
R-0240          Check Authorization Report                                                   2                     Daily
R-0250          On-line Dollar Transaction Journal                                           2                     Daily
R-0255          Batch Transaction Journal                                                    2                     Daily
R-0260          On-line Dollar G/L Interface                                                 2                     Daily
R-0265          On-line Dollar User ID Totals                                                2                     Daily
R-0270          On-line Dollar Reversal Report                                               2                     Daily
R-0280          Transaction Monitor Profile Maintenance                                      2                     Daily
R-0290          On-line Account Update                                                       2                     Daily
R-0293          Overdraft EOD Returned Items                                                 2                     Daily
R-0294          On-line Exception Totals                                                     2                     Daily
R-0295          EOD Exception Disposition                                                    2                     Daily
R-0296          CRT/Item Processing Comparison Suspects                                      2                     Daily
R-0298          On-line Exception Decisions Direct/Analysis/Waive Fee Sum.                   2                     Daily
R-0320          ZIP Code Analysis                                                            2                     Monthly
R-0340          Service Charge Test                                                          0                     (4)
R-0345          Reaccrual Processing                                                         0                     (5)
R-0346          Interest Plan Test Processing                                                0                     (5)
R-0350          Summary of Deposits                                                          0                     (2)
R-0360          FDIC Summary of Accounts and Deposits                                        0                     (2)
R-0405          Account Analysis Summary of Reports                                          0                     (6)
R-0410          Account Analysis Error Report                                                0                     (6)
R-0420          Account Analysis Summary                                                     2                     Monthly
R-0500          Rev Credit/LOC Avl Balance Update                                            2                     Daily
R-1000          Trial Balance                                                                0                     (2)


(1) Charge for additional deposit report copies can be found on page 2 of the Product Price List under Reports--Standard.

(2) Charges can be found on page 3 of the Product Price List under Reports--Nonstandard.

(3) Charges per report can be found on page 4 of the Product Price List under On-line Services.

(4) Charges per report can be found on page 3 of the Product Price List under Deposit Services.

(5) Charges per report can be found on page 2 of the Product Price List under Deposit Services.

(6)  Charges for deposit account analysis can be found on page 20 of the Product
     Price List.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 55



Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Deposit System Reports in Numerical Order:                                        at No Charge (1)             Frequency
    --------------                                                                   -----------------            ----------

R-1001          Trial Balance                                                                0                     (2)
R-1002          Dormant Trial Balance                                                        2                     Daily
R-1003          Escheatment Suspect Report                                                   2                     Monthly
R-1008          Consumer Account Profile                                                     2                     Daily
R-1009          Rev/Credit LOC Transaction Journal                                           2                     Daily
R-1010          Transaction Journal                                                          1                     (2)
R-1011          List of Reports                                                              2                     Daily
R-1013          Accrual Adjustment Report                                                    2                     Daily
R-1015          Control Totals                                                               2                     Daily
R-1016          Control Totals                                                               4                     Daily
R-1018          PRA/LOC Detail Totals                                                        2                     Daily
R-1019          PRA/LOC Control Totals                                                       2                     Daily
R-1020          PRA/LOC Trial Balance                                                        2                     Daily
R-1031          New Overdraft Accounts                                                       2                     Daily
R-1032          New Overdraft Account Detail                                                 2                     Daily
R-1040          Stop Payment Maintenance                                                     2                     Daily
R-1041          Stop Payment Suspects                                                        2                     Daily
R-1045          New Stop Payment Notice                                                      2                     Daily
R-1050          Hold Maintenance                                                             2                     Daily
R-1051          Hold Report                                                                  2                     Daily
R-1060          Nonposted Transactions                                                       2                     Daily
R-1070          Special Transactions                                                         2                     Daily
R-1080          Transaction Reversals                                                        2                     Daily
R-1200          Automatic Transfer (ATS)                                                     2                     Daily
R-1220          Automatic Transfer Maintenance                                               2                     Daily
R-1230          Automatic Transfer Transactions                                              2                     Daily
R-1241          Sweep Report                                                                 0                     (2)
R-1400          Cash Flows Withdrawals-Time Deposit                                          2                     Monthly
R-1401          Cash Flows Deposit/Sales-Time Dpt                                            2                     Monthly
R-1402          Cash Flows New PRA/LOC Loans                                                 2                     Monthly
R-1403          Cash Flows Principal Payments                                                2                     Monthly
R-2020          New Accounts                                                                 2                     Daily
R-2030          Account Master Changes                                                       2                     Daily
R-2031          Federal Withholding Exemption Change Report                                  2                     Daily
R-2040          Old Overdraft Accounts                                                       2                     Daily
R-2042          Overdraft Accounts by Officer                                                2                     Daily
R-2043          High Dollar Overdraft Accounts                                               2                     Daily
R-2044          Exceptions by Account                                                        2                     Daily
R-2045          Exceptions by Control Sequence                                               2                     Daily
R-2050          Kiting Suspect                                                               2                     Daily
R-2051          Large Transaction                                                            2                     Daily
R-2055          High Activity                                                                2                     Daily
R-2056          Excessive Transaction                                                        2                     Daily
R-2057          Excessive Transaction History                                                2                     Daily


(1) Charge for additional deposit report copies can be found on page 2 of the Product Price List under Reports--Standard.

(2) Charges can be found on page 3 of the Product Price List under Reports--Nonstandard.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 56


                                                                                                  Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Deposit System Reports in Numerical Order:                                        at No Charge (1)             Frequency
    --------------                                                                   -----------------            ----------

R-2058          Value Dated Transaction                                                      2                     Daily
R-2059          Value Dated Adjustments                                                      2                     Daily
R-2060          Balance Fluctuation                                                          2                     Daily
R-2070          Large Balance Report                                                         2                     Daily
R-2080          Uncollected Funds                                                            2                     Daily
R-2085          Expedited Funds Availability Exceptions                                      2                     Daily
R-2086          Expedited Funds Availability Suspects                                        2                     Daily
R-2092          Stop Payments                                                                2                     Daily
R-2100          NSF Activity                                                                 2                     Daily
R-2105          NSF Income Summary                                                           2                     Daily
R-2110          Coded Accounts Audit                                                         2                     Daily
R-2150          Address Changes                                                              2                     Daily
R-2160          Special Mail Instructions                                                    2                     Daily
R-2180          Collection-Disbursement                                                      2                     Daily
R-2190          New Inactive/Dormant Accounts                                                2                     Daily
R-2191          Inactive/Dormant Notice                                                      2                     Daily
R-2193          Escheated Funds Report                                                       2                     Daily
R-2210          Zero Balance Accounts                                                        2                     Daily
R-2220          Closed Accounts                                                              2                     Daily
R-2225          Trust/Escrow Report                                                          0                     (2)
R-2250          Tax Identification Numbers                                                   0                     (3)
R-2251          Deposit System B-Notice Matched                                              1                     (4)
R-2252          Deposit System B-Notice Unmatched                                            1                     (4)
R-2253          B-Notice Tape Exceptions                                                     1                     (4)
R-2254          Deposit System Second B-Notice Unmatched                                     1                     (4)
R-2255          Backup Withholding Report                                                    2                     Monthly
R-2300          Miscellaneous Service Charges                                                2                     Daily
R-2310          Analysis Miscellaneous Charges                                               2                     Daily
R-2315          Analysis Item Fees                                                           2                     Daily
R-2320          Direct Service Charges                                                       2                     Daily
R-2355          Target Balance Report                                                        2                     Daily
R-2360          Investable Balance Report                                                    2                     Daily
R-2365          Due From Banks Daily Report                                                  2                     Daily
R-2366          Due From Banks Cycle-To-Date                                                 2                     Daily
R-2367          Due From Banks Year-To-Date                                                  2                     Daily
R-2400          Purged Accounts                                                              2                     Daily
R-2410          Foreign Accounts                                                             2                     Daily
R-2420          Mail Code Accounts                                                           2                     Daily
R-2500          End-of-Year                                                                  2                     Annually
R-2600          Share Drafts                                                                 2                     Daily
R-2640          Retirement Account Plan Service Charge Notice                                1                     Daily
R-2641          Retirement Account Employer Service Charge Notice                            1                     Daily


(1) Charge for additional deposit report copies can be found on page 2 of the Product Price List under Reports--Standard.

(2) Charges per report can be found on page 3 of the Product Price List under Reports--Nonstandard.

(3) Charges per report can be found on page 4 of the Product Price List under IRS Reporting Services.

(4) These reports are provided as part of B-Notice Reporting. Please refer to IRS Reporting Services on page 4 for prices.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 57


Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Deposit System Reports in Numerical Order:                                        at No Charge (1)             Frequency
    --------------                                                                   -----------------            ----------

R-2645          Retirement Account Plan Service Charges Created                              1                     Daily
R-2646          Retirement Account Plan Service Charges Assessed                             1                     Daily
R-2647          Retirement Account Employer Service Charges Created                          1                     Daily
R-2648          Retirement Account Employer Service Charges Assessed                         1                     Daily
R-2650          Retirement Account Trial Balance                                             1                     Daily
R-2655          Retirement Account Transaction Journal                                       1                     Daily
R-2656          RA Code Maintenance                                                          1                     Daily
R-2660          Retirement Account Distribution Plan Suspects                                1                     Daily
R-2661          Retirement Account Distribution Requirement Notice                           1                     Daily
R-2662          Retirement Account Under Distribution Notice                                 1                     Daily
R-2665          Retirement Account Over/Under Contribution                                   1                     Daily
R-2670          Retirement Account Distribution Exceptions                                   1                     Daily
R-2675          Retirement Account Distributions Journal                                     1                     Daily
R-2676          Retirement Account Distribution Notice                                       1                     Daily
R-2678          Retirement Account Anticipated Check Distributions                           2                     Daily
R-2680          Retirement Account Distribution Calculation Report                           1                     Daily
R-2685          Retirement Account Under Dist./Withholding Election Notice                   1                     Daily
R-2687          Retirement Account Required Minimum Distribution Notice                      1                     Annually
R-2690          Retirement Account Maintenance Report                                        1                     Daily
R-2693          Retirement account Purge Report                                              1                     Annually
R-2695          Retirement Account Employer Detail                                           1                     Daily
R-2698          Retirement Account Processing Error                                          1                     Daily
R-2700          Package Post                                                                 2                     Daily
R-2750          Interest Paid Report                                                         2                     Daily
R-2800          Service Charge Analysis                                                      2                     Daily
R-2810          Service Charge Referrals                                                     2                     Daily
R-2820          Related Service Charges                                                      2                     Daily
R-2830          Analysis History                                                             2                     Monthly
R-2840          Account Analysis Statement                                                   0                     (2)
R-2850          Float Entry and Adjustment                                                   2                     Daily
R-2860          Proof-of-Deposit Float                                                       2                     Daily
R-2890          Periodic Fees                                                                2                     Daily
R-2900          PRA/LOC Master Changes                                                       2                     Daily
R-2905          PRA/LOC Dollar Transactions                                                  2                     Daily
R-2910          PRA/LOC New Accounts                                                         2                     Daily
R-2930          PRA/LOC Review Control                                                       2                     Daily
R-2940          PRA/LOC Closed Account                                                       2                     Daily
R-2950          Credit Life Alert                                                            2                     Daily
R-2960          Full Delinquent Accounts                                                     2                     Daily
R-2965          Collection Card                                                              2                     Daily
R-2970          Payments on Delinquent/Collection Accounts                                   2                     Daily
R-2975          Credit Life Report                                                           2                     Daily
R-2980          Credit Review Report                                                         2                     Daily


(1) Charge for additional deposit report copies can be found on page 2 of the Product Price List under Reports--Standard.

(2) Charges for deposit account analysis statements can be found on page 20 of the Product Price List.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 58


                                                                                                  Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Deposit System Reports in Numerical Order:                                        at No Charge (1)             Frequency
    --------------                                                                   -----------------            ----------

R-2990          Aged Delinquency Report                                                      2                     Daily
R-2995          Charge-Offs                                                                  2                     Daily
R-3010          Deposit System Check Register                                                2                     Daily
R-3015          Deposit System Check Register - MICR                                         2                     Daily
R-3020          Deposit System Interest Check Accounts                                       2                     Daily
R-3100          OD and Insufficient Funds Notices                                            2                     Daily
R-3100          Unavailable Funds Overdraft Notice                                           2                     Daily
R-3100          Uncollected Funds Overdraft Notice                                           2                     Daily
R-3100          Unavailable Funds Insufficient Funds                                         2                     Daily
R-3105          OD and Insufficient Funds Notices                                            2                     Daily
R-3105          Unavailable Funds Overdraft Notice                                           2                     Daily
R-3105          Uncollected Funds Overdraft Notice                                           2                     Daily
R-3105          Unavailable Funds Insufficient Funds Notice                                  2                     Daily
R-3105          Maturity Notice                                                              2                     Daily
R-3110          On-line Overdraft Notice                                                     2                     Daily
R-3110          On-line Unavailable Funds OD Notice                                          2                     Daily
R-3110          On-line Insufficient Funds Notice                                            2                     Daily
R-3110          On-line Uncollected Funds Return Items Notice                                2                     Daily
R-3110          On-line Uncollected Funds OD Notice                                          2                     Daily
R-3110          On-line Unavailable Funds Insufficient Funds Notice                          2                     Daily
R-3111          Maturity Notice                                                              2                     Daily
R-3115          Maturity Notice                                                              2                     Daily
R-3120          Confirmation of Transaction Notice                                           2                     Daily
R-3200          New Loan Notice                                                              2                     Daily
R-3250          PRA/LOC Billing Notice                                                       2                     Daily
R-3300          Maturity Notice                                                              2                     Daily
R-3305          Maturity Notice                                                              2                     Daily
R-3311          Maturity Notice                                                              2                     Daily
R-3315          Maturity Notice                                                              2                     Daily
R-3400          Renewal Notice                                                               2                     Daily
R-3500          Interest Notice                                                              2                     Daily
R-3510          Interest Rate Change Notice                                                  2                     Daily
R-3600          Past Due Notice                                                              2                     Daily
R-3650          Delinquent Notice                                                            2                     Daily
R-3800          No Signature On-File Notice                                                  2                     Daily
R-3900          Funds Availability Exception Notice                                          2                     Daily
R-4000          Time Deposit Trial Balance                                                   1                     (2)
R-4001          Time Deposit Trial Balance                                                   1                     (2)
R-4002          Reserve Category Totals                                                      2                     Daily
R-4010          TD Dollar Transactions                                                       2                     Daily
R-4020          New Time Deposits                                                            2                     Daily
R-4100          Mature Time Deposits                                                         2                     Daily
R-4105          Maturity Forecast                                                            2                     Daily
R-4110          Available Time Deposits                                                      2                     Daily


(1) Charge for additional deposit report copies can be found on page 2 of the Product Price List under Reports--Standard.

(2)  Charges for Deposit Trial Balance can be found on page 3 of the Product
     Price List under Reports--Nonstandard.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 59


Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Deposit System Reports in Numerical Order:                                        at No Charge (1)             Frequency
    --------------                                                                   -----------------            ----------

R-4120          Time Deposit Demand List                                                     2                     Daily
R-4130          Time Deposits $100,000 and Over                                              2                     Daily
R-4150          Checks Written                                                               2                     Daily
R-4160          Checks Due                                                                   2                     Daily
R-4161          Checks Difference                                                            2                     Daily
R-4170          Time Deposit Interest Added On                                               2                     Daily
R-4180          Time Deposit Interest Transferred                                            2                     Daily
R-4190          Time Deposit Rate Changes During Term                                        2                     Daily
R-4200          New Interest Rate Exceptions                                                 0                     (2)
R-4220          Closed Time Deposits                                                         2                     Daily
R-4300          Time Deposit Totals by Term                                                  2                     Daily
R-4310          Time Deposit Totals by Maturity                                              2                     Daily
R-4500          Schedule E Worksheet                                                         2                     Quarterly
R-4800          Landlord/Tenant Profile                                                      0                     (3)
R-4810          Landlord/Tenant Activity                                                     0                     (3)
R-4820          Landlord/Tenant Check Register                                               0                     (3)
R-4830          Landlord/Tenant Register Recap                                               0                     (3)
R-4840          CIS Exception Report                                                         0                     (3)
R-4998          Processing Error Report-DP                                                   2                     Daily
R-4999          Detail Inventory of Reports-DP                                               2                     Daily
R-5000          3x5 Cards                                                                    2                     Daily
R-9600          Bank Control Change Report                                                   2                     Daily
IMR5000         RIM Release List for DDA                                                     2                     Daily
IMR5001         RIM Release List for DDA                                                     2                     Daily




                                                                                         Number of
                                                                                      Copies Provided             Recommended
The IFMS Reports in Numerical Order:                                                  at No Charge (1)             Frequency
    ----                                                                             -----------------            ----------
R-30010         Automated Transfers                                                          2                     Daily
R-30015         On-line Transfers                                                            2                     Daily
R-30020         Transfer Maintenance                                                         2                     Daily
R-30025         Transfer Instructions                                                        2                     Daily
R-30060         Transfers Not Made                                                           2                     Daily
R-30120         Transfer Notice                                                              2                     Daily
R-30999         Daily Inventory of Reports                                                   2                     Daily


(1) Charge for additional deposit report copies can be found on page 2 of the Product Price List under Reports--Standard.

(2) Charges for deposit account analysis statements can be found on page 20 of the Product Price List.

(3) Charges for Landlord/Tenant reports (Deposit Escrow Subaccounting) can be found on page 3 under Reports--Nonstandard.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 60


                                                                                                  Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Loan System Reports in Numerical Order:                                           at No Charge (1)             Frequency
    -----------                                                                      -----------------            ----------

R-6000          List of Reports                                                              2                     Daily
R-6001          List of Reports                                                              2                     Daily
R-6004          Automatic D/L Transfer Report                                                2                     Daily
R-6005          ACH Loan Activity Report                                                     2                     Daily
R-6006          Mass Change Summary                                                          2                     Daily
R-6007          Future Transactions                                                          2                     Daily
R-6008          Transactions Transmitted                                                     2                     Daily
R-6009          Posting Rejects                                                              2                     Daily
R-6010          Maintenance Cross Check                                                      2                     Daily
R-6015          Purchased Loan Payments                                                      2                     Daily
R-6020          Edit List                                                                    2                     Daily
R-6030          Paid Loan List                                                               2                     Daily
R-6031          Paid Loan Notice                                                             2                     Daily
R-6032          Payoff Quote Letter                                                          0                     (2)
R-6035          Loan Servicing Transfer Audit Report                                         2                     Daily
R-6040          New Loan List                                                                2                     Daily
R-6041          Loan Renewal List                                                            2                     Daily
R-6042          New Loans This Period                                                        2                     Weekly
R-6043          Period Loan Renewal List                                                     2                     Weekly
R-6044          Monthly New Loan List                                                        2                     Weekly
R-6050          Daily Transaction Journal                                                    2                     Daily
R-6051          Daily DDA Escrow Activity                                                    2                     Daily
R-6052          Principal Balance Change Advice                                              2                     Daily
R-6053          Shortages on Paid Bills                                                      2                     Monthly
R-6054          Unapplied Funds Activity                                                     2                     Daily
R-6055          Commitment Daily Transaction Journal                                         2                     Daily
R-6057          Settlement Transaction Report                                                2                     Daily
R-6058          Automatic Extended Maturity List                                             2                     Daily
R-6059          Projected Maturity Extension Notice                                          2                     Daily
R-6060          Change Index Rate                                                            2                     Daily
R-6061          Advice of Rate Change                                                        2                     Daily
R-6062          Participant Rate Change                                                      2                     Daily
R-6063          Regulation Z Rate Change Notice                                              0                     (2)
R-6064          Balloon Payment Notice                                                       2                     Daily
R-6065          Variable Plan Payment/Rate Change                                            0                     (2)
R-6066          Pending Change Notice                                                        0                     (2)
R-6067          Amortization Schedule                                                        0                     (2)
R-6068          Variable Plan Amortization Schedule                                          0                     (2)
R-6069          Defaulted Loan Listing                                                       2                     Daily
R-6070          Accrual Listing                                                              2                     Daily
R-6071          COF Accrual Listing                                                          2                     Daily
R-6072          Add-On Earnings                                                              2                     Monthly
R-6073          Simple Interest Earnings                                                     2                     Monthly
R-6075          Fee Earnings                                                                 2                     Monthly


(1) Charges for additional loan report copies can be found on page 7 of the Product Price List under Reports.

(2)  Charges for Loan Customer Statements can be found on page 7 of the Product
     Price List under Statements.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 61


Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Loan System Reports in Numerical Order:                                           at No Charge (1)             Frequency
    -----------                                                                      -----------------            ----------

R-6076          Matched Funds Interest Settlement Sequence                                   2                     Daily
R-6077          Cost of Funds/Matched Funds Accounting Report                                2                     Daily
R-6080          Billing Maintenance                                                          2                     Daily
R-6085          Floor Plan Bill                                                              2                     Monthly
R-6088          Revolving Credit Statement                                                   0                     (2)
R-6090          Loan Statement (Bill)                                                        0                     (2)
R-6091          Charge Advice                                                                2                     Daily
R-6092          Fee Charge Advice                                                            2                     Daily
R-6093          Guarantor Billing Copy                                                       2                     Daily
R-6094          Last Payment Notice                                                          2                     Daily
R-6095          Account Fee Payment Notice                                                   2                     Daily
R-6096          ACH Transactions List                                                        2                     Daily
R-6097          Note Fee Bill                                                                2                     Daily
R-6098          Note Fee Charge Advice                                                       2                     Daily
R-6099          Participant Credit Advice                                                    2                     Daily
R-6100          Statement Summary                                                            2                     Daily
R-6110          Correction Change Report                                                     2                     Daily
R-6111          Name/Address Change                                                          2                     Daily
R-6112          Cumulative Correction Change Report                                          2                     Monthly
R-6113          Cumulative Name/Address Change                                               2                     Monthly
R-6115          Keyword Transfer, Control Totals                                             2                     Daily
R-6116          Keyword Transfer, Daily Fee Totals                                           2                     Daily
R-6117          Keyword Transfer Daily Commitment Totals                                     2                     Daily
R-6150          Cost of Funds Transaction Journal                                            2                     Daily
R-6160          Change Cost of Funds Index                                                   2                     Daily
R-6200          Account Balance Status                                                       2                     Daily
R-6210          Account Listing                                                              2                     Monthly
R-6220          A/R Review List                                                              2                     Monthly
R-6221          F/P Review List                                                              2                     Monthly
R-6225          Outstanding Loans Over                                                       2                     Monthly
R-6228          Miscellaneous Balances Under                                                 2                     Weekly
R-6229          Credit Balance                                                               2                     Daily
R-6230          Loans Over Bank Limit                                                        2                     Monthly
R-6231          Employee/Officer/Director                                                    2                     Monthly
R-6235          Officer Lending Limits                                                       2                     Daily
R-6240          Loans By Risk Rating                                                         2                     Monthly
R-6241          Small Business Loans                                                         2                     Monthly
R-6250          Director/Officer of Other Banks                                              2                     Monthly
R-6260          3x5 Card (Account)                                                           0                     (2)
R-6261          Zero Balance Card                                                            0                     (2)
R-6265          CIF Card (Note)                                                              0                     (2)
R-6270          Commitments and Usage                                                        2                     Monthly
R-6271          Account Usage Over Limit                                                     2                     Daily
R-6273          Commitment Allocation                                                        2                     Daily


(1) Charges for additional loan report copies can be found on page 7 of the Product Price List under Reports.

(2)  Charges for Loan Customer Statements can be found on page 7 of the Product
     Price List under Statements.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 62


                                                                                                  Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Loan System Reports in Numerical Order:                                           at No Charge (1)             Frequency
    -----------                                                                      -----------------            ----------

R-6275          Commitments by Type                                                          2                     Daily
R-6277          Inactive Commitments                                                         2                     Daily
R-6278          Unused Commitment Balance                                                    2                     Daily
R-6279          Commitment Interface Balances                                                2                     Daily
R-6280          Curtailment Billing                                                          2                     Monthly
R-6281          Summary and Comparison                                                       2                     Monthly
R-6282          Monthly Account Summary                                                      2                     Monthly
R-6283          Notes and Interest                                                           2                     Monthly
R-6290          Maturing Notes Review                                                        2                     Weekly
R-6300          Account Inquiry                                                              2                     Daily
R-6305          Loan Information Letter                                                      2                     Daily
R-6310          Note Inquiry                                                                 2                     Daily
R-6315          Part Inquiry                                                                 2                     Daily
R-6318          Part Transaction Journal                                                     2                     Daily
R-6320          Specifics Invoices                                                           2                     Monthly
R-6330          F/P Open Item List                                                           2                     Weekly
R-6335          Billing List                                                                 2                     Daily
R-6336          Billing Inquiry Report                                                       2                     Daily
R-6340          Loans by Interest Rate                                                       2                     Monthly
R-6350          Accruals Over and Short                                                      2                     Daily
R-6360          Loans by Officer                                                             2                     Monthly
R-6370          Parts Bought and Sold                                                        2                     Monthly
R-6373          Schedule RC-N                                                                2                     Monthly
R-6374          Delinquency Ratio Report                                                     2                     Monthly
R-6376          HUD Delinquent Loan Report                                                   2                     Monthly
R-6377          HUD 27050--A Form                                                            2                     Daily
R-6378          HUD 92068--C Form                                                            2                     Monthly
R-6379          Floor Plan Past Due List                                                     2                     Monthly
R-6380          Past Due List                                                                2                     Daily
R-6381          Fees Past Due List                                                           2                     Weekly
R-6382          Aged Delinquency Report                                                      1                     Daily
R-6383          Executive Past Due List                                                      2                     Daily
R-6384          Fee Past Due Notice                                                          2                     Daily
R-6385          Past Due Notice                                                              2                     Daily
R-6386          Transactions to Delinquent Loans                                             2                     Daily
R-6387          Collection Status Information                                                2                     Daily
                   (Collection Referral Card)
R-6388          Delinquent Summary                                                           2                     Weekly
R-6390          Loans by SIC Code                                                            2                     Monthly
R-6398          Floor Plan Late Notice                                                       2                     Daily
R-6400          Trial Balance                                                                1                     Weekly
R-6401          Cumulative Trial Balance                                                     2                     Daily
R-6402          Short Trial Balance                                                          2                     Daily
R-6410          Term Note Review List                                                        2                     Monthly


(1) Charges for additional loan report copies can be found on page 7 of the Product Price List under Reports.

(2)  Charges for Loan 3x5 cards can be found on page 6 of the Product Price
     List.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 63


Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Loan System Reports in Numerical Order:                                           at No Charge (1)             Frequency
    -----------                                                                      -----------------            ----------

R-6420          Floor Plan Transactions                                                      2                     Monthly
R-6430          Demand Note List                                                             2                     Monthly
R-6450          Account User                                                                 2                     Monthly
R-6460          Note User                                                                    2                     Monthly
R-6470          Commitment Exceptions                                                        2                     Monthly
R-6475          Portfolio Quality Report                                                     2                     Monthly
R-6480          Expiring Dates                                                               2                     Monthly
R-6485          Expiring Commitments                                                         2                     Daily
R-6490          Indirect Liabilities                                                         2                     Monthly
R-6500          Cumulative Transaction Journal                                               2                     Monthly
R-6510          Account Summary Listing                                                      2                     Monthly
R-6511          Student Loans                                                                2                     Monthly
R-6512          Historical Yield Report                                                      2                     Daily
R-6515          Monthly Yield Report                                                         2                     Monthly
R-6518          Management Report                                                            2                     Monthly
R-6521          Federal Call Report                                                          2                     Monthly
R-6522          Small Business/Farm Loans                                                    2                     Monthly
R-6523          Loan Officer Summary                                                         2                     Monthly
R-6530          Loans by Collateral                                                          2                     Monthly
R-6540          Rate Sensitivity                                                             2                     Monthly
R-6541          Notes by Index                                                               2                     Monthly
R-6542          Repricing Opportunities                                                      2                     Monthly
R-6543          RC-J Repricing Report                                                        2                     Monthly
R-6544          Cash Flow Projections                                                        2                     Monthly
R-6550          Unapplied Funds Report                                                       2                     Daily
R-6555          Buydown Funds                                                                2                     Daily
R-6560          FHA Remittance                                                               2                     Daily
R-6561          FHA Risk Based Premium                                                       2                     Daily
R-6562          FHA Risked Based Premium Tape                                                0                     (2)
R-6570          FHA Assisted Payments                                                        2                     Monthly
R-6580          Accrual/Non-Accrual Changes                                                  2                     Daily
R-6582          Non-Accrual Loan List                                                        2                     Daily
R-6584          Accrual/Non-Accrual Review                                                   2                     Daily
R-6586          Deferred Active Loan List                                                    2                     Monthly
R-6590          Charge-Off Summary                                                           2                     Daily
R-6592          Charge-Off History                                                           2                     Daily
R-6610          Fee Management Report                                                        2                     Monthly
R-6611          Fee Detail Report                                                            2                     Daily
R-6612          Fee History Transaction                                                      2                     Daily
R-6800          Interest Paid by Account                                                     2                     Annually
R-6801          Interest Paid by Account Statement                                           2                     Annually
R-6802          Interest Paid by Note                                                        1                     Annually
R-6803          Interest Paid by Note Statement                                              1                     Annually
R-6804          Fees Paid by Account                                                         2                     Annually


(1) Charges for additional loan report copies can be found on page 7 of the Product Price List under Reports.

(2) Charges for Loan Tapes can be found on page 7 of the Product Price List under Tape/Transmission Processing.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 64


                                                                                                  Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Loan System Reports in Numerical Order:                                           at No Charge (1)             Frequency
    -----------                                                                      -----------------            ----------

R-6805          Fees Paid by Account Statement                                               2                     Annually
R-6807          Year-to-Date Activity Statement                                              0                     (2)
R-6808          Mailing Labels                                                               0                     (3)
R-6809          Filing Labels                                                                0                     (3)
R-6810          Discount Note List                                                           2                     Annually
R-6840          Account Historical List                                                      2                     Annually
R-6841          Part Historical Listing                                                      2                     Annually
R-6842          Floor Plan History List                                                      2                     Semiannually
R-6845          Loans by Census Tract                                                        2                     Annually
R-6850          Record Deletion - Purge                                                      2                     Semiannually
R-6851          Zero Balance Loan List                                                       2                     Monthly
R-6860          Account Summary Two-Year                                                     1                     Annually
R-6861          Deleted Account Summary                                                      2                     Annually
R-6862          Inactive Account List                                                        2                     Annually
R-6868          Year-end 1098 Mag Tape                                                       0                     Annually
R-6869          Year-end Tax ID Solicitation Letter                                          0                     (4)
R-6870          Federal Reporting of Interest                                                2                     Annually
R-6871          Year-end Loans Paid Ahead                                                    2                     Annually
R-6872          Schedule CMR                                                                 2                     Daily
R-6874          FHLB - Schedule F                                                            2                     Daily
R-6876          Loans Pledged to FHLB (No Magnetic Tape)                                     2                     Monthly
R-6881          Loan Application Register Section I (FDIC)                                   2                     Monthly
R-6882          Loan Application Register Section II (OTS)                                   2                     Monthly
R-6900          Balance Verification                                                         2                     Daily
R-6997          Commitment Control Totals                                                    2                     Daily
R-6998          Daily Fee Totals                                                             2                     Daily
R-6999          Control Totals                                                               2                     Daily
R-7030          Floor Plan Loan List                                                         2                     Daily
R-7031          Floor Plan  Option Change                                                    2                     Daily
R-7032          Floor Plan Audit Report                                                      2                     Monthly
R-7035          Dealer Outstanding                                                           2                     Monthly
R-7040          Prepaid Dealer                                                               2                     Daily
R-7062          New Insurance Report                                                         2                     Monthly R-7064
                SI Insurance Earnings Detail                                                 2                     Monthly
R-7065          Voluntary Insurance Report                                                   2                     Daily
R-7066          Insurance Solicitation Tape                                                  0                     (2)
R-7070          Expiring Insurance Report                                                    2                     Daily
R-7075          Voluntary Insurance Recalculations                                           2                     Daily
R-7100          Company List of Reports                                                      2                     Daily
R-7110          Company Inquiry                                                              2                     Daily
R-7111          Company Inquiry (expanded investor)                                          2                     Daily
R-7120          Company Activity Report                                                      2                     Daily


(1) Charges for additional loan report copies can be found on page 7 of the Product Price List under Reports.

(2)  Charges for Loan Customer Statements can be found on page 7 of the Product
     Price List under Statements.

(3)  Charges for labels can be found on page 6 of the Product Price List.

(4)  Charges can be found on page 4 under IRS Reporting Services.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 65


Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Loan System Reports in Numerical Order:                                           at No Charge (1)             Frequency
    -----------                                                                      -----------------            ----------

R-7130          Company Statement                                                            0                     (3)
R-7140          Company Maintenance                                                          2                     Daily
R-7150          Company Transaction Journal                                                  2                     Daily
R-7160          Company Edit List                                                            2                     Daily
R-7190          Check Register                                                               2                     Daily
R-7195          Escrow Disbursement Check Voucher                                            2                     Daily
R-7196          Transferred/Sold Loan Transaction Journal                                    2                     Daily
R-7200          Coupon Orders                                                                2                     Daily
R-7201          Credit Bureau Paid Out Loans                                                 2                     Weekly
R-7205          Trans Union Credit Bureau (Tape)                                             0                     (2)
R-7206          ACB (Associated Credit Bureau Services) (Tape)                               0                     (2)
R-7207          TRW Credit Bureau (Tape)                                                     0                     (2)
R-7209          Credit Bureau Summary                                                        2                     Monthly
R-7211          CBI (Credit Bureau Incorporated of Atlanta) (Tape)                           0                     (2)
R-7215          IRS Tax Form 1041                                                            2                     Daily
R-7216          Schedule K-1                                                                 2                     Daily
R-7226          Credit Information Tape (for insurance and credit institutions)              0                     (2)
R-7227          Credit Information Report (No Magnetic Tape)                                 2                     Monthly
R-7230          SDC Warehousing Interface Report                                             2                     Daily
R-7245          BAI Transmission                                                             2                     Daily
R-7260          Escrow, Unapplied, Buydown Checks                                            2                     Daily
R-7264          GNMA I Pool Security Holder Check                                            2                     Daily
R-7300          Escrow Balance Listing                                                       2                     Daily
R-7320          Escrow Shortage Notice                                                       0                     (3)
R-7327          Payoff Escrow Account Disclosure Statement                                   0                     (3)
R-7328          Escrow Payoff Review Report                                                  2                     Daily
R-7329          Initial Escrow Analysis Review Report                                        2                     Daily
R-7330          Escrow Analysis Statement--Detail                                            0                     (3)
R-7331          Initial Escrow Analysis Disclosure Statement                                 0                     (3)
R-7332          Escrow Review Report                                                         2                     Daily
R-7333          Escrow Mismatch                                                              2                     Daily
R-7334          Escrow Reconciliation                                                        2                     Daily
R-7335          Adds Audit Report Listing                                                    2                     Daily
R-7336          Escrow Adjustment Notice                                                     2                     Daily
R-7337          Escrow Analysis Audit                                                        2                     Daily
R-7339          Audit Report Listing                                                         2                     Daily
R-7340          Tax Bill Request List                                                        2                     Daily
R-7360          Tax Bill Request Notice                                                      2                     Daily
R-7362          Payoff Notice to Payee                                                       2                     Daily
R-7363          Payoff Remittance Notice to Investor                                         2                     Daily
R-7365          Escrow Disbursement Edit                                                     2                     Daily
R-7366          Paid Escrow Report                                                           2                     Daily
R-7370          Escrow Exception List                                                        2                     Daily


(1) Charges for additional loan report copies can be found on page 7 of the Product Price List under Reports.

(2) Charges for Loan Tapes can be found on page 7 of the Product Price List under Tape/Transmission Processing.

(3)  Charges for Loan Customer Statements can be found on page 7 of the Product
     Price List under Statements.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 66


                                                                                                  Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Loan System Reports in Numerical Order:                                           at No Charge (1)             Frequency
    -----------                                                                      -----------------            ----------

R-7371          Escrow Delinquency Report                                                    2                     Daily
R-7375          Escrow Balance Report                                                        2                     Monthly
R-7380          Escrows Coming Due Next Month                                                2                     Daily
R-7381          Auto Escrow Overage Status Report                                            2                     Daily
R-7385          Escrow Insurance Premium Notice                                              2                     Daily
R-7390          Escrow Insurance Expiration Notice                                           2                     Daily
R-7401          FNMA LASER Loan Activity-Form 493                                            0                     (2)
R-7402          FNMA LASER Activity Summary-Form 490                                         2                     Monthly
R-7403          FNMA LASER Payment/Rate Change-Form 498                                      0                     (2)
R-7404          FNMA MBS Summary                                                             2                     Monthly
R-7405          Monthly Accounting Report                                                    2                     Monthly
R-7406          Monthly Summary Report                                                       2                     Monthly
R-7410          Single Debit Reconciliation                                                  2                     Daily
R-7411          FNMA Summary Trial Balance                                                   3                     Weekly
R-7412          FNMA Summary Principal Adjustment Schedule-Form 575                          3                     Weekly
R-7413          FNMA Summary of Delinquent  Loans-Form 576                                   3                     Weekly
R-7414          FNMA Summary Monthly Activity Report-Form 574                                3                     Weekly
R-7420           Single Debit                                                                2                     Daily
R-7421          FNMA MBS Liquidation Schedule-Form 2020                                      3                     Weekly
R-7422          FNMA MBS Monthly Accounting Report-Form 2010                                 3                     Weekly
R-7423          FNMA MBS Monthly Summary Report and                                          3                     Weekly
                  Certification-Form 2030
R-7424          FNMA Request for Release of Documents--                                      2                     Daily
                  FNMA Form 2009
R-7430          GNMA Excess Funds/Advance                                                    2                     Monthly
R-7431          GNMA MBS Liquidation Schedule-Form 11710E                                    0                     (2)
R-7432          GNMA MBS Monthly Account Report-Form 11710A                                  0                     (2)
R-7433          GNMA MBS Issuers' Monthly Summary Report-                                    2                     Monthly
                  Form 11710D
R-7434          GNMA Quarterly Loan Level Data Submission                                    0                     (2)
R-7435          GNMA Security Holder Combined Advice                                         0                     (2)
R-7436          GNMA Security Holder Advice                                                  2                     Monthly
R-7438          GNMA Security Holder Register                                                0                     Monthly
R-7440          Report in Lieu of FHLMC Form 308                                             2                     Monthly
R-7441          FHLMC Form 308 Loan Level Monthly Accounting                                 0                     (2)
R-7442          FHLMC Report of Mortgages Paid in Full -                                     2                     Daily
                  Net Yield Reporting Concept-Form 315
R-7443          FHLMC Super Arc Remittance                                                   2                     Monthly
R-7444          FHLMC Summary of Mortgage Transferred or                                     2                     Daily
                  Reinstated-Form 116
R-7448          FHLMC Account Group Control -                                                0                     (2)
                  Net Yield Reporting Concept-Form 308
R-7449          FHLMC Remittance Reconciliation-Form 330                                     2                     Monthly
R-7450          Monthly Payment/Note Rate Change                                             2                     Daily


(1) Charges for additional loan report copies can be found on page 7 of the Product Price List under Reports.

(2)  Charges for Investor Reporting can be found on page 6 of the Product Price
     List under Loan Services.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 67


Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                      Copies Provided             Recommended
The Loan System Reports in Numerical Order:                                           at No Charge (1)             Frequency
    -----------                                                                      -----------------            ----------

R-7451          Monthly Payment/Rate Change Report                                           2                     Daily
R-7452          Interim Remit Journal                                                        2                     Daily
R-7460          Investor Daily Transaction                                                   2                     Daily
R-7461          LASER Loan Activity/Summary                                                  0                     (2)
R-7462          Delinquent Report                                                            2                     Daily
R-7463          LASER Monthly Payment/Note Rate Change                                       0                     (2)
R-7464          Cutoff Journal                                                               2                     Daily
R-7465          Investor Pay-off Report Rate Change                                          2                     Daily
R-7466          Investor Remittance Tran Journal                                             2                     Daily
R-7468          Net Yield Reconciliation Summary                                             2                     Daily
R-7469          Loans Removed Report                                                         2                     Daily
R-7470          Investor Trial Balance                                                       2                     Daily
R-7471          Cutoff Investor Trial                                                        2                     Daily
R-7472          Investor Trial Balance (expanded)                                            2                     Monthly
R-7473          Reconciliation: Actual Pool Balance to the Security Balance                  2                     Daily
R-7474          Investor Cutoff Trial Balance                                                2                     Daily
R-7475          Test of Expected P&I Custodial Account Balance at Cutoff                     2                     Daily
R-7476          Prepayment Report                                                            2                     Daily
R-7477          Loans Added Report                                                           2                     Daily
R-7478          Loans by Investor                                                            2                     Daily
R-7480          Remittance Exceptions (AES)                                                  2                     Daily
R-7481          AES Delinquent Report-Form 470                                               3                     Weekly
R-7482          AES Prepayment Report                                                        3                     Weekly
R-7483          AES Curtailment Report                                                       3                     Weekly
R-7484          AES Reconciliation Summary Report                                            3                     Weekly
R-7490          Loans Pledged to FHLB (Mag Tape)                                             0                     (3)
R-7491          Group Reconciliation and Settlement                                          3                     Weekly
R-7510          Pool/Group Custodial Account Activity                                        6                     Daily
R-7520          Summary of Funds Transferred                                                 4                     Daily
R-7521          Detail Funds Transfer                                                        2                     Daily
R-7530          Today's Remittance                                                           2                     Daily
R-8000          Detailed Inventory of Reports - Collateral                                   2                     Daily
R-8001          Detailed Inventory of Reports - Tickler                                      2                     Daily
R-8002          Detailed Inventory of Reports - Loans                                        2                     Daily



                                                                                        Number of
The On-line Collection System Reports                                                 Copies Provided             Recommended
in Numerical Order:                                                                  at No Charge (1)             Frequency
                                                                                     ----------------             -----------
R-11500         Employee Performance Report                                                  2                     Daily
R-11510         Daily Collections Recap                                                      2                     Daily
R-11520         30-Day Promise Recap                                                         2                     Daily


(1) Charges for additional loan report copies can be found on page 7 of the Product Price List under Reports.

(2)  Charges for Investor Reporting can be found on page 6 of the Product Price
     List under Loan Services.

(3) Charges for FHLB Tape can be found on page 7 of the Product Price List under Tape/Transmission Processing.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 68


                                                                                                  Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------

                                                                                        Number of
The On-line Collection System Reports                                                 Copies Provided             Recommended
in Numerical Order:                                                                  at No Charge (1)             Frequency
                                                                                     ----------------             -----------

R-11525         Productivity Report                                                          2                     Daily
R-11550         Portfolio Tracking Report                                                    2                     Daily
R-11555         Credit Bureau Request Report                                                 2                     Daily
R-11560         Contact History Report                                                       2                     Daily
R-11565         Special Requests Report                                                      2                     Daily
R-11570         Name and Address Change Report                                               2                     Daily
R-11580         Accounts By Queue Report                                                     2                     Daily
R-11590         Employee Transaction Journal Report                                          2                     Daily
R-11600         Hourly Performance Report                                                    2                     Daily
R-11610         Accounts By Follow-up Report                                                 2                     Daily
R-11620         Queue Distribution Recap Report                                              2                     Daily
R-11625         Account Purge Recap Report                                                   2                     Monthly
R-11630         Account Purge Contact History Report                                         2                     Monthly
R-11640         No Collection Activity Report                                                2                     Daily


                                                                                        Number of
The Student Loan System Reports                                                       Copies Provided             Recommended
in Numerical Order:                                                                  at No Charge (1)             Frequency
                                                                                    ------------------           ----------

R-6625          Student Loan Summary                                                         2                     Daily
R-6626          Loan Aging Report                                                            2                     Daily
R-6627          Student Loan Reference Card                                                  2                     Daily
R-6628          Disbursement Journal                                                         2                     Daily
R-6629          Disbursal Forecast                                                           2                     Daily
R-6630          Student Loan Combination                                                     2                     Daily
R-6631          Applications Deleted Report                                                  2                     Daily
R-6632          Student Loan Maintenance Cross Check                                         2                     Daily
R-6634          Student Loan Payment Schedule                                                2                     Daily


                                                                                        Number of
The Tickler System Reports                                                            Copies Provided             Recommended
in Numerical Order:                                                                  at No Charge (1)             Frequency
                                                                                    ------------------           ----------

R-7905          Tickler Daily Activity                                                       2                     Daily
R-7910          New Tickler Report                                                           2                     Daily
R-7915          Tickler Status Changes                                                       2                     Daily
R-7920          Tickler Entity Summary                                                       2                     Daily
R-7925          Tickler Past Due Report                                                      2                     Daily
R-7926          Tickler Cross Reference                                                      2                     Daily
R-7927          Tickler Detail List                                                          2                     Daily
R-7930          Individual Tickler by Entity                                                 2                     Daily
R-7935          Closed Tickler Report                                                        2                     Daily


(1) Charges for additional loan report copies can be found on page 7 of the Product Price List under Reports.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
                                                                                                                    Page 69



Appendix A-System Reports
---------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
The Collateral System Reports                                                         Copies Provided             Recommended
 in Numerical Order:                                                                 at No Charge (1)             Frequency
                                                                                    ------------------           ----------

R-6700          Collateral Edit List                                                         2                     Daily
R-6705          Collateral Receipt                                                           2                     Daily
R-6710          Collateral Cross Check                                                       2                     Daily
R-6715          Collateral Maintenance                                                       2                     Daily
R-6716          Obligation Maintenance                                                       2                     Daily
R-6720          Collateral Exception Notice                                                  2                     Daily
R-6721          Aged Exception Report                                                        2                     Monthly
R-6722          Dollar Limit Exceptions                                                      2                     Monthly
R-6725          Asset Ledger                                                                 2                     Daily
R-6730          Collateral History List                                                      2                     Monthly
R-6735          Collateral Holders List                                                      2                     Monthly
R-6740          Margin Report                                                                2                     Daily
R-6741          Detail Margin Report                                                         2                     Daily
R-6742          Under Margin Summary Report                                                  2                     Daily
R-6745          Securities Not Automatically Priced                                          2                     Daily
R-6750          Collateral Maturity                                                          2                     Weekly
R-6755          Severe Price Fluctuation                                                     2                     Daily
R-6760          Collateral on Inactive Accounts                                              2                     Weekly
R-6765          Collateral Purge                                                             2                     Semiannually


(1) Charges for additional loan report copies can be found on page 7 of the Product Price List under Reports.

(2)  Charges for Investor Reporting can be found on page 6 of the Product Price
     List under Loan Services.

(3) Charges for FHLB Tape can be found on page 7 of the Product Price List under Tape/Transmission Processing.


---------------------------------------------------------------------------------------------------------------------------
Confidential                      M&I DATA SERVICES - 1997 PRODUCT PRICE LIST                       Effective March 1, 1998
Page 70


                                                                           Index
--------------------------------------------------------------------------------



                                      --A--

Account Analysis, 20
Account Analysis (Deposit System), 20
Account Analysis, RAMIS Application Extracts, 46
Account Analysis, Treasury Connection, 15
Account Inquiry Access, Management Information Service, 11
Account Number Generation, The Support Center, 49
Account Processing, Account Analysis, 20
Account Processing, BankCard Services Support Services, 40
Account Purge, Customer Information System (CIS), 19
Account Reconciliation, 13
Account Verification, Audit Services, 9
Accounts for Trust Customers, Cash Manager, 18
Accounts Payable, 11
Accounts, Cash Manager, 18
Accounts, Customer Information System (CIS), 19
Accounts, Customer Profitability, 20
Accounts, Deposit Services, 1
Accounts, Fixed Assets, 11
Accounts, Loan Services, 6
Accounts, On-line Services, 4
Accounts/Records, EASE Marketing Solutions, 21
ACH Items, Automated Clearinghouse (ACH) Originating, 16
ACH Origination From Deposit System, 16
ACH Origination From Loan System, 16
ACH Transfer Maintenance, Treasury Connection, 15
Active/Inactive Accounts, On-line Collections/Queuing, 8
Addenda, EDI Receiving, 18
Advantis Network Connectivity, Network Services, 49
Aggregate Indebtedness, Customer Information System (CIS), 19
Amended Forms, IRS Government Reporting, 4
Application Interface, Financial Control, 10
Area Code Update Service, File Maintenance Services, 11
Asset/Liability, Information Desktop, 45
ATM Screen Changes, EFT Services, 31
ATM Statement Printing, EFT Services, 31
ATM Surcharging Terminal Support, EFT Services, 30
ATM Terminal, EFT Setup Fees, 32
Audit Services, 9
Auto Check Pay, 53
Auto Payment, BankCard Services Cardholder, 32
Automated Balance Transfer Checks, BankCard Services Cardholder, 32
Automated Balance Transfer Checks, BankCard Services Credit Cards, 40 Automated Check Charge Processing, Automated Clearinghouse (ACH) Receiving, 17 Automated Clearinghouse (ACH) Originating, 16 Automated Clearinghouse (ACH)
  Receiving, 17


                                      --B--

Backdating of Transactions, 1
Balance Reporting, 17
Balance Reporting, Treasury Connection, 14
Balancing, The Support Center, 49
Bank Control Changes, The Support Center, 49
Bank Control Print, Deposit Services, 3
Bank Control, Loan Services, 6
BankCard Services Cardholder, 32
BankCard Services Merchant, 37
BankCard Services Support Services, 40
BankCard Services Visa Commercial Card, 36
BankerInsight Call Center Computer Telphony Integration (CTI), 24
BankerInsight Optional Services, 24
BankerInsight Site License, 23
BankerInsight Usage Fees, 24
BankerInsight Workstation License, 23
B-Notice Reporting, 4
Bond On-line Trading, 53
Book Transfer, Treasury Connection, 14
Branch Change--Automated, 1
Budget Spread, Financial Control, 9
Budget Upload (PC), Financial Control, 9


                                      --C--

CAF Support TANDUM, EFT Services, 29
Call Report, Information Desktop, 45
Card "Destroy" Request, EFT Services, 31
Card Activation, EFT Services, 30
Card Activation, EFT Setup Fees, 32
Card Issuance, BankCard Services Cardholder, 32
Card Issuance, BankCard Services Visa Commercial Card, 36
Card Production, EFT Services, 31
Card Receipt Verification, BankCard Services Cardholder, 33
Card Retrieval Request, EFT Services, 31
Cardbase Conversion, EFT Setup Fees, 32
Cardbase Management, EFT Services, 29
Cardbase Management, RAMIS Application Extracts, 45
Cardbase, EFT Setup Fees, 32
Cardholders, EFT Services, 29
Cash Management Network Access, 15
Cash Manager, 18


-------------------------------------------------------------------------------
                   M&I DATA SERVICES - 1997 PRODUCT PRICE LIST
Confidential                                            Effective March 1, 1998
                                                                        Page 71

Index
--------------------------------------------------------------------------------

CFI laser Pro Interface, Loan Services, 8
Change Request, Network Services, 49
Chargeback Reporting, Automated Clearinghouse (ACH) Originating, 16 Chart of Accounts, Financial Control, 9
Check Cashing/Coin Dispensing, EFT Services, 30
Check Ordering--On-line, 1
Check Signature Plate, 1
Checking Account Verification--On-line, 1
Checking Account Verification--On-line, Deluxe ChexSystems Inquiries, 1 Checking Account Verification--On-line, Harland Telechex Inquiries, 1 Checks Issued (Troy), 1
Checks, Loan Services, 6
Circuits, Network Services, 49
CIS Customer Files, RAMIS Application Extracts, 45
CIS, BankCard Services Cardholder, 33
Classic and Premier, BankCard Services Cardholder, 33
Closed Accounts, Deposit Services, 2
Closed Time Deposit IDs, Deposit Services, 2
Collateral Processing, Loan Services, 6
Combined Statement Processing, Customer Information System (CIS), 19 Combined Statement Profile, Customer Information System (CIS), 19 Communications Network Restoration, Services Continuity, 51
Compliance Fees, EFT Services, 30
Consolidated Quarterly Analysis, Financial Control, 10
Consolidated Transactions, Financial Control, 10
Consolidation Report, Financial Control, 10
Construction Lending, 53
Consulting Services, 51
Controlled Disbursement, 53
Controller-based Teller System Support, On-line Services, 4
Conversion, 53
Conversion of Customer-owned VRU, Home Banking Services, 25 Correspondence, BankCard Services Cardholder, 33
Correspondence, BankCard Services Visa Commercial Card, 36
Cost Center Reports, Financial Control, 10
Coupon Book Orders, Loan Services, 6
CPI Communication Line, Network Services, 49
CPU Fee, RAMIS, 46
CRA Link, EASE Marketing Solutions, 21
CRA/HMDA Extract Request, 6
Credit Limit Processing, Automated Clearinghouse (ACH) Originating, 16 Credit Services, BankCard Services Cardholder, 33
Criteria Posting, 1
CSF Statement Processing Premium, Account Analysis, 20
Currency Transaction Reporting, 5
Custom Screens, On-line Inquiry Generator, 9
Custom Statement Fomatter (CSF), Deposit Statement Plus, 1
Custom Statement Formatter (CSF), 1
Custom Statement Formatter (CSF), Customer-designed Format, 1
Custom Statement Formatter (CSF), Deposit Statement Premium Plus, 1 Custom Statement Formatter, Customer Information System, 19
Customer Card Carrier, EFT Services, 31
Customer Information System (CIS), 19
Customer Match Report Only, Customer Information System (CIS), 19 Customer Profile I, Customer Information System (CIS), 19
Customer Profile II, Customer Information System (CIS), 19
Customer Profitability, 20
Customer Suspect/Purge, Customer Information System (CIS), 19 Customer-initiated ACH Transfer Fees, Treasury Connection, 15 Customers, Customer Information System (CIS), 19
Cycle--12 Months, Deposit Services, 2


                                      --D--

Data Entry From Listing, Automated Clearinghouse (ACH) Originating, 16
Data Entry Input by M&I, Account Reconciliation, 13
Data Entry Return/NOC Charges, Automated Clearinghouse (ACH) Originating, 16 Data Management Fee (DataBank), Information Desktop, 45
Data Retention, Treasury Connection, 14
DDA Statements, Treasury Connection, 15
Declaration Fee, Services Continuity, 50
Deconversion Tapes, 53
Demand Account, 1
Deposit Account Analysis. See Account Analysis (Deposit System)
Deposit Escrow Subaccounting, 1, 3
Deposit Live Log Transactions, 2
Deposit Live-log Transactions, On-line Services, 4
Deposit Memo Post/Intra Day Posting, 53
Deposit Reporting, Treasury Connection, 14
Deposit Services, 1
Deposit System, RAMIS Application Extracts, 45
Desktop Fee, Information Desktop, 45
Detail Account Analysis, Financial Control, 10
Detail Accounts, Financial Control, 9
Detail Quarterly Analysis, Financial Control, 10
Dial Terminal--WATS, EFT Services, 29
Dialup ATM Support, EFT Services, 30
Disaster Recovery. See Services Continuity


-------------------------------------------------------------------------------
                   M&I DATA SERVICES - 1997 PRODUCT PRICE LIST
Confidential                                            Effective March 1, 1998
Page 72

                                                                           Index
--------------------------------------------------------------------------------

Discount Brokerage, 53
Disk Storage, STAR View, 47
Dormant/Paid-off Accounts, On-line Collections/Queuing, 8
Duplicate Fiche Copies, Microfiche, 47


                                      --E--
EASE Marketing Solutions, 21
EDI Receiving, 18
Education Services, 52
EFT One-time Setup Fees, 32
EFT Services, 29
Electronic Statement Processing (ESP) File Download Fees - PC, Treasury
  Connection, 15
Equipment, Network Services, 49
Escrow Analysis, Loan Services, 6
Escrow Tax/Insurance, Loan Services, 6
Exception Processing--On-line, 1
Exemption CTR Record History, 5
Exemption Tracking, 5
Expanded Services, BankCard Services Merchant, 37
Extended Retention, 5
External Funds Transfer, Automated Clearinghouse (ACH) Originating, 16


                                      --F--

Fax Reporting, Treasury Connection, 14
Fed Charges, Treasury Connection, 15
File Adjustments, Automated Clearinghouse (ACH) Originating, 16
File Adjustments, Treasury Connection, 15
File Footings and Histograms, Audit Services, 9
File maintenance Services, 11
File Purge Procedure (CIS), 19
File Transfer Setup, Treasury Connection, 15
File Transfer Upload Fees - PC, Treasury Connection, 15
Financial Control, 9
Financial Control On-line (FCO), 10
Financial Control, RAMIS Application Extracts, 45
Financial Statements (monthly), Financial Control, 10
Fine Sorting, Account Reconciliation, 13
Fixed Assets, 11
FNMA or FHLMC, Investor Reporting, 6
Full Print of Master Records, Financial Control, 10
Full System Administration, STAR View, 47
Funds Transfer--Automated (AFT), 1
Fundtech Fedplus Wire Transfer, 5


                                      --G--

Global Payment Systems, BankCard Services Merchant, 38
GNMA, Investor Reporting, 6


                                      --H--

Hierarchy Table Changes, Financial Control, 10
Historical Data Storage, Financial Control, 10


                                      --I--

Inbound Data Exchange, Balance Reporting, 18
Incoming File Report, Automated Clearinghouse (ACH) Receiving, 17
Information Desktop, 45
Information Expert, Accounts Payable, 11
Information Formatting, Financial Control, 9
InFormatter Report Production, Information Desktop, 45
Insurance Tapes/Transmission, Loan Services, 8
Integrated Funds Management System (IFMS), Deposit Services, 2
Interest Plan Test, 2
Interface Control File, Financial Control, 10
Interface Mass Change Applications, Financial Control, 10
Internet Banking, Home Banking Services, 27
Internet Services, Home Banking Services, 28
Investor Reporting, Loan Services, 6
Invoices, Accounts Payable, 11
IPS Upload, RAMIS, 46
IRS 1098, 1099 Processing, 4
IRS Government Reporting System, 4
IRS Notice 972CG, Notice of Proposed Civil Penalty, 4
IRS Reporting Services, 4
IRS TIN Audit Tape Report, 4
Item Capture/Proof of Deposit, 53 Item Sorting/Bulkfile, 53


                                      --K--

Keywords, Deposit Services, 2
Keywords, Loan Services, 6


                                      --L--

Labels, Customer Information System (CIS), 19
Large Currency Transaction Reporting, On-line Services, 4
Late Change Request, Network Services, 49
Letter Writer, 8
Line of Credit Accounts, 1
List, Account Number Generation, 49
Load Fee, STAR View, 47
Loan Realtime Transactions, On-line Services, 4
Loan Services, 6
Loan System, RAMIS Application Extracts, 45
Loan Tax ID Solicitation Letters, 4
Loan Transaction Detail on Combined Statements, 8
Lockbox, 53


-------------------------------------------------------------------------------
                   M&I DATA SERVICES - 1997 PRODUCT PRICE LIST
Confidential                                            Effective March 1, 1998
                                                                         Page 73

Index
--------------------------------------------------------------------------------

Lost/Stolen Cards Reported, EFT Services, 30


                                      --M--

M&I VRU Purchase Program, Home Banking Services, 25
Magnetic Tape Creation Interface File, Customer Information System (CIS), 19 Magnetic Tape, Deposit Services, 3
Mainframe Transmission, Automated
Clearinghouse (ACH) Originating, 16
Management Information Link (MIL), 53
Management Information Service, 11
Manual Settlement Fee, Automated Clearinghouse (ACH) Receiving, 17
Marketing (CIS), 19
Marketing Inserts, EFT Services, 31
Mass Changes, Deposit Services, 2
Mass Changes, Loan Services, 6
Master File Unload Services, 12
Master File Unload to 3420 Reel Tapes, Master File Unload Services, 12
Master File Unload to 3480/90 Cartridge Tapes, Master File Unload Services, 12 Matrix Reports/Report Writer, Financial Control, 10
MCIF, EASE Marketing Solutions, 21
MIARRS (Risk Reporting Services), BankCard Services Merchant, 38
MICARD Special Services, 53
MICASH Control System, 53
Microfiche, 47
Midcycle Statements, Account Reconciliation, 13
Miscellaneous Account Profile, Customer Information System (CIS), 20 Miscellaneous Account Update, Customer Information System (CIS), 20
Money Manager Subledger Accounts, 2
Money Market Account, 1
Money Talks, Home Banking Services, 24
Multiple Session Manager (TPX), 53
Multiple Statements, Account Reconciliation, 13


                                      --N--

NACHA Format Tape, Automated Clearinghouse (ACH) Originating, 16
NACHA Format Transmission, Automated Clearinghouse (ACH) Originating, 16 Name and Address Labels, Accounts Payable, 11
Name and Address List, Deposit Services, 3
Name and Address List, EFT Services, 31
Name and Address List, Loan Services, 7
Name and Address List, W-9 Reporting, 5
NCOA (National Change of Address), File Maintenance Services, 11
Negative File/Positive Files Without Balance Authorization, EFT Services, 29 Network Administration Fee, EFT Services, 29
Network Design, Network Services, 49
Network Services, 49
Network Support, 50
New Agent Setup Fee, BankCard Services Credit Cards, 41
New Interest Rate Exceptions, Deposit Services, 3
Nightly Batch Printed Letters, Letter Writer, 8
No-book Transactions, On-line Services, 4
Nonstandard File, Automated Clearinghouse (ACH) Originating, 16
Note Pad, 8 Notices, Loan Services, 7
NOW Accounts, 1


                                      --O--

Off-line Institution Premium, EFT Services, 31
One-time Programming/Training Fee, Cash Manager, 18
On-line Account Inquiry, Financial Control, 10
On-line Collections/Queuing, 8
On-line Documentation, 51
On-line Dollar, 2
On-line Inquiry Generator, 9
On-line Report Inquiry, Financial Control, 10
On-line Return Processing, Automated Clearinghouse (ACH) Receiving, 17 On-line Services, 4
On-line Statement Requests, Account Analysis, 20
On-line Teller, On-line Services, 4
On-line Transaction History, Financial Control, 10
On-line Transactions, IRS Government Reporting, 4
Operational Review, Consulting Services, 51
Optical Storage, STAR View, 47
Original Issue Discount, Deposit Services, 3
Original, Microfiche, 47
Outbound Data Exchange, Balance Reporting, 17


                                      --P--

PAC Items, Automated Clearinghouse (ACH) Originating, 16
Paid Loan Retention, Loan Services, 6
Partial System Administration, STAR View, 47
PC ACH Intercept, Treasury Connection, 15
PC ACH Maintenance, Treasury Connection, 15
PC ACH Transactions, Treasury Connection, 15
PC ACH Transmissions, Treasury Connection, 15
PC Banking, Home Banking Services, 26


-------------------------------------------------------------------------------
                   M&I DATA SERVICES - 1997 PRODUCT PRICE LIST
Confidential                                            Effective March 1, 1998
Page 74

                                                                           Index
--------------------------------------------------------------------------------

PC Entry Through PC ACH Treasury Connection, Automated Clearinghouse (ACH)
  Originating, 16
PC, LAN, and WAN Recovery, Services Continuity, 51
PCTeller Optional Services, 23
PCTeller Site License, 23
PCTeller Workstation License, 23
Phone Support, Balancing, 49
PIN Production and Mailing, EFT Services, 30
Platform Services, 23
Point-of-sale (POS), EFT Services, 29
Ported Systems, 53
Positive Balance Authorization, EFT Services, 29
Print Immediate Letters, Letter Writer, 8
Processing Services, BankCard Services Cardholder, 33
Processing Services, BankCard Services Merchant, 38
Processing Services, BankCard Services Visa Commercial Card, 36
Product Conversion--Automated, Deposit Services, 2
Product Development, 51
Product Support, Programming and Development, 51
Professional Services, Network Services, 49
Profit Improvement Review, Consulting Services, 51
Profitability Modeling, 22
Programming, 51
Programming and Development, 51
Programming Requests, BankCard Services Support Services, 41
Projects, BankCard Services Support Services, 43
Proof Encoding, 53
Protected Functions, User-defined Security, 9


                                      --R--

RAMIS, 45
RAMIS Application Extracts, 45
RAMIS Download Facility, 46
RAMIS Usage, 46
Reaccrual Processing, Deposit Services, 2
Recon Issued, Treasury Connection, 15
Recon Paid Files, Treasury Connection, 15
Relationship Packaging (RPS), 22
Remote Report Printing Credit, 48
Remote Site Support, 48
Report Edge CPU Usage, Information Desktop, 45
Report Reruns, 49
Report, EDI Receiving, 18
Reports and Map, EASE Marketing Solutions, 21
Reports, Loan Services, 7
Reports--Nonstandard, Deposit Services, 3
Reports--Standard, Deposit Services, 2
Reruns, EFT Services, 31
Research, BankCard Services Support Services, 43
Retention, Deposit Services, 2
Retirement Account Reporting, 2
Reversal of Transactions, Deposit Services, 3
Revolving Credit With Check Access, Loan Services, 7
Risk Management, BankCard Services Cardholder, 34
Risk Management, BankCard Services Visa Commercial Card, 36


                                      --S--

Safe Deposit, 6
Sale of Servicing, Loan Services, 7
Salespartner Optional Services, 23
Salespartner Site License, 23
Salespartner Usage Fees, 23
Salespartner Workstation License, 23
Salestracking, RAMIS Application Extracts, 45
Saturday Processing, Deposit Services, 3
Saturday Processing, Financial Control, 10
Saturday Processing, Loan Services, 7
Savings Account, 1
Schedule CMR, Deposit Services, 3
Scrub Service, File Maintenance Services, 11
Service Charge Test, Deposit Services, 3
Service Charging, EFT Services, 31
Services Continuity, 50
Sharedraft Processing, 53
Special ATM Transaction Support, EFT Services, 30
Special Statements, Account Reconciliation, 13
Specialized Data Entry, 53
Standard Descriptions, Financial Control, 10
Standard NACHA File Tape, Automated Clearinghouse (ACH) Originating, 16 STAR View, 47
Statement Printing, EFT Setup Fees, 32
Statement Processing, Account Analysis, 20
Statement Rendering, 53
Statements, BankCard Services Visa Commercial Card, 36
Statements, Loan Services, 8
Stop Payment, Treasury Connection, 14
Subledger Reports, Financial Control, 10
Summary of Deposits, 3
Supplies--Partnership Plus, 53
Suspicious Activity Tracking, 5
Sweep Report, Deposit Services, 3


                                      --T--

Tape Creation, 53
Tape Handling, Customer Information System (CIS), 20
Tape or Transmission, Automated Clearinghouse (ACH) Originating, 16


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                   M&I DATA SERVICES - 1997 PRODUCT PRICE LIST
Confidential                                            Effective March 1, 1998
                                                                        Page 75

Index
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Tape Output, Account Reconciliation, 13
Tape Storage, STAR View, 47
Tape/Transmission Processing, Loan Services, 8
Task Tracking, 8. See On-line Collections/Queuing
Tax ID Name and Address List, 4
Tax ID Number Report, 4
TELEMONEY, 39
Telephone Banking, Home Banking Services, 25
Teller Cassettes/Diskettes Maintenance, 53
Teller Trial Balance, On-line Services, 4
Tellerlink, On-line Services, 4
Terminal Line Authorization, Network Services, 49
Terminal Support, EFT Services, 29
Test/Training Bank, 11
The Support Center, 49
Tickler System, 8
Time Deposit Audit Report, Deposit Services, 3
Time Deposit IDs, 1
TIRS Reports, 39
Touch-tone Balance Reporting, Treasury Connection, 14
Touch-tone Bill Payment, Home Banking Services, 26
Training, EASE Marketing Solutions, 21
Training, Information Desktop, 45
Training, RAMIS, 46
Training, STAR View, 47
Transaction Authorization (On Us) , EFT Services, 29
Transaction Authorization/Settlement, EFT Services, 30
Transaction Fees, Services Continuity, 50
Transaction Journal Daily, Deposit Services, 3
Transaction Journal Daily, Financial Control, 10
Transaction Retention, Deposit Services, 2
Transaction Switching/Routing, EFT Services, 29
Transaction, EDI Receiving, 18
Transaction/Exception Item Retention, Account Reconciliation, 13
Transactions, Automated Clearinghouse (ACH) Receiving, 17
Transactions, Deposit Services, 1
Transactions, Financial Control, 9
Transactions, Fixed Assets, 11
Translated Addenda, EDI Receiving, 18
Translated EDI, Treasury Connection, 15
Transmission Fee (daily), Remote Site Support, 48
Transmission Output, Account Reconciliation, 13
Transmission Through a Third-party Network, Balance Reporting, 17
Transmission To a Third Party, Balance Reporting, 17
Transmission to Bank, Balance Reporting, 17
Transmission to Corporate Customer, Balance Reporting, 17
Transmission, Customer Information System (CIS), 20
Transmission, EDI Receiving, 18
Transmissions--Activity/Balances, EFT Services, 31
Transmissions--Activity/Balances, EFT Setup Fees, 32
Travel, 53
Treasury Connection, 14, 15
TREM, Automated Clearinghouse (ACH) Originating, 16
TRIAD, BankCard Services Cardholder, 34
Trial Balance, Audit Services, 9
Trial Balance, Deposit Services, 3
Trust Escrow Report, Deposit Services, 3
Trust Services, Cash Manager, 18
TYMNET. See Cash Management Network Access


                                      --U--

User Manuals, 51
User-defined Security, 9


                                      --V--

Vendors, Accounts Payable, 11
Video Conferencing, 53
Visa and Master Card Fees, BankCard Services Cardholder, 35
Visa and MasterCard Fees, 39
VISA Check Card or MasterMoney Cardholder, EFT Services, 30
Visa Fees, BankCard Services Visa Commercial Card, 37
VISA Guarantee Fee, EFT Services, 30
VITAL Processing Services (VISANET), 39


                                      --W--
W-9 Reporting, 5
Welcome (Convenience) Checks, BankCard Services Cardholder, 35
Welcome (Convenience) Checks, BankCard Services Credit Cards, 40
Windows-Based Software License Fee, Treasury Connection, 14
Wire Transfer, Treasury Connection, 14
Workstation Software, Information Desktop, 45


                                      --Z--

ZIP + 4 CASS Delivery Point Certification, File Maintenance Services, 11


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                   M&I DATA SERVICES - 1997 PRODUCT PRICE LIST
Confidential                                            Effective March 1, 1998
Page 76